As filed with the Securities and Exchange Commission on March 2, 2020
Securities Act File No. 333-236206
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1  ☒
 Post-Effective Amendment No.  ☐
(Check appropriate box or boxes)
_____________________________

The Cushing® MLP & Infrastructure Total Return Fund
(Exact Name of Registrant as Specified in Charter)
300 Crescent Court, Suite 1700
Dallas, Texas 75201
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)
(214) 692-6334
(Area Code and Telephone Number)
Jerry V. Swank
Cushing® Asset Management, LP
300 Crescent Court, Suite 1700
Dallas, Texas 75201
(Name and Address of Agent for Service)
_____________________________

With copies to:
Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, Illinois 60606
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this
Registration Statement
_____________________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee (2)
Common shares of beneficial interest, $0.001 par value	N/A	N/A	$14,503,435.54	$1,882.55
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(f)(1) promulgated under the Securities Act of 1933, the proposed maximum aggregate offering price is an amount equal to the product of 2,474,989 common shares of The Cushing® Energy Income Fund, the estimated maximum number of common shares of The Cushing® Energy Income Fund that may be cancelled in the merger and exchanged for common shares of the Registrant, and (ii) $5.86, the average of the high and low trading price of common shares of The Cushing® Energy Income Fund on February 25, 2020 (within five business days prior to the date of filing of this Registration Statement).
(2) Includes $129.80 previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The Cushing® Energy Income Fund (SRF)
The Cushing® MLP & Infrastructure Total Return Fund (SRV)
300 Crescent Court, Suite 1700
Dallas, Texas 75201
(214) 692-6334
, 2020
Dear Shareholder:
You are cordially invited to attend a joint special shareholder meeting (the “Meeting”) of The Cushing® Energy Income Fund (“SRF” or the “Target Fund”) and The Cushing® MLP & Infrastructure Total Return Fund (“SRV” or the “Acquiring Fund” and, together with SRF, the “Funds,” and each, a “Fund”), to be held at the offices of Cushing Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201 on Friday, May 1, 2020 at 9:00 a.m. Central time. Before the Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds, which are described in the enclosed Joint Proxy Statement/Prospectus.
Shareholders of each of the Target Fund and the Acquiring Fund will be asked to vote on the proposed merger of the Target Fund into the Acquiring Fund (the “Merger”), which is described in the enclosed Joint Proxy Statement/Prospectus. The Merger will be consummated if the Target Fund’s shareholders and the Acquiring Fund’s shareholders each approve the Merger.
The Board of Trustees of each Fund believes the Merger is in the best interests of such Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.
The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your proxy card:
•	By touch-tone telephone;
•	By internet;
•	By returning the enclosed proxy card in the postage-paid envelope; or
•	In person at the Meeting.
If you do not vote using one of these methods described above, you may be contacted by Georgeson, our proxy solicitor, to vote your shares over the telephone.
As always, we appreciate your support.
Sincerely,
Jerry V. Swank
Trustee, Chairman, President and
Chief Executive Officer of the Funds

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to complete the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not mark how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

, 2020
IMPORTANT INFORMATION
FOR SHAREHOLDERS OF
THE CUSHING® ENERGY INCOME FUND (SRF)
THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND (SRV)
QUESTIONS & ANSWERS
Although we urge you to read the entire Joint Proxy Statement/Prospectus, for your convenience we have provided a brief overview of some of the important questions concerning the issues to be voted on.
Q:	Why is a shareholder meeting being held?
A:
Shareholders of The Cushing® MLP & Infrastructure Total Return Fund (“SRV” or the “Acquiring Fund”): You are being asked to vote on the merger (the “Merger”) of The Cushing® Energy Income Fund (“SRF” or the “Target Fund”) into the Acquiring Fund, including the issuance of additional common shares of beneficial interest of the Acquiring Fund.

Shareholders of  the Target Fund: You are being asked to vote on the Merger of the Target Fund into the Acquiring Fund. The term “Combined Fund” will refer to the Acquiring Fund as the surviving Fund after the Merger.

The Merger will be consummated if the Target Fund’s shareholders and the Acquiring Fund’s shareholders each approve the Merger. If either the Target Fund’s shareholders or the Acquiring Fund’s shareholders do not approve the Merger, the Merger will not be consummated. If the Merger is not consummated, then each Fund will continue to exist and operate on a standalone basis.
Q:	Why is the Merger being recommended?
A:	The Board of each Fund anticipates that the Merger will benefit the shareholders of each Fund by providing the potential for:
•	A lower operating expense ratio than each of the Funds prior to the Merger.
•	Larger fund size, which may provide efficiencies in portfolio management.
•	Operating and administrative efficiencies from consolidation into the Combined Fund.
•	Greater secondary market liquidity for the Combined Fund’s common shares.
•
Less risk of portfolio disruption from short-term activist shareholders, which benefits long-term shareholders and facilitates the ability of the portfolio managers to focus on a Fund’s investment objective.

The Board of each Fund, including the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the Merger, concluding that the Merger is in the best interests of its Fund and that the interests of existing common shareholders will not be diluted as a result of the Merger. Each Board’s conclusion was based on each Trustee’s business judgment after consideration of a range of materials and factors believed to be relevant by the Board taken as a whole with respect to its Fund and the Fund’s common shareholders, although individual Trustees have placed different weight on various factors and assigned different degrees of materiality to various factors.
Q:	How do the investment objectives and policies of the Funds compare?
A:
Each Fund has a similar investment objective. The Target Fund’s investment objective is to seek a high total return with an emphasis on current income. The Acquiring Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income.

Each Fund has similar (but not identical) investment policies. Each Fund emphasizes investments in the energy, infrastructure and natural resources sectors, but the Target Fund currently has a focus on upstream companies, including exploration and production (“E&P”) companies, whereas the Acquiring Fund currently has a focus on investing in midstream companies, including infrastructure master limited partnerships (“MLPs”).
Under normal market conditions, the Target Fund invests at least 80% of its Managed Assets in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal.
Under normal market conditions, the Acquiring Fund seeks to achieve its investment objective by investing at least 80% of Managed Assets in a portfolio of infrastructure MLPs and MLP-related investments (together, “MLP Investments”) (the “Acquiring Fund’s 80% policy”). For purposes of the Acquiring Fund’s 80% policy, MLP Investments are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, which are I-Shares and other derivative securities that have economic characteristics of MLP securities, and businesses that operate and have the economic characteristics of MLP Investments but are organized as corporations or as limited liability companies and taxed as “C” corporations (“Other Natural Resources Companies”). The Acquiring Fund considers an MLP Investment to be an infrastructure MLP Investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of infrastructure assets that are used for natural resources-based activities.
In the event the Merger is consummated, the Combined Fund will operate pursuant to the investment policies of the Acquiring Fund. See “Summary—Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.
Q:	Will any of the Acquiring Fund’s investment policies change?
A:
No fundamental investment policies (which are policies that may be changed only with the approval of shareholders) of the Acquiring Fund will change. The Acquiring Fund can acquire and hold all of the investments of the Target Fund in accordance with its existing investment policies.

Q:	How does the management of the Funds compare?
A:
Each Fund is overseen by a Board of Trustees of such Fund (each, a “Board” and, collectively, the “Boards”), comprised of the same members, and by the same officers. Cushing® Asset Management, LP (the “Investment Adviser”) serves as investment adviser to each Fund. The Investment Adviser will continue to serve as investment adviser to the Combined Fund. Jerry Swank, Founder, Chairman and Chief Investment Officer of the Investment Adviser and Portfolio Manager of the Target Fund and the Acquiring Fund, and Paul Euseppi, Portfolio Manager of the Acquiring Fund, will serve as portfolio managers of the Combined Fund.

Q:	How will the Merger affect the fees and expenses of the Funds?
A:
The “Total Expense Ratio” (a Fund’s annual operating expenses expressed as a percentage of its average net assets attributable to its common shares) of each Fund for the 12-month period ended November 30, 2019 and the Total Expense Ratio for the Combined Fund on a pro forma basis for the 12-month period ended November 30, 2019, reflecting estimated expense savings resulting from the consolidation of certain Fund operations, are as follows:

Total Expense Ratio (Including Interest Expense and After Giving Effect to Fee Waivers)
SRF (Target Fund)	SRV (Acquiring Fund)	SRV (Pro Forma Combined Fund)
3.70%	3.73%	3.45%

If the Merger had taken place on the first day of the 12-month period ended November 30, 2019, the Funds estimate that the completion of the Merger would have resulted in a reduction in Total Expense Ratio (including interest expense and after giving effect to fee waivers) of 0.25% for the Target Fund and 0.28% for the Acquiring Fund. There can be no assurance that future expenses will not increase or that any estimated expense savings for any Fund will be realized.

Each Fund is permitted to utilize leverage to the maximum extent permitted under the 1940 Act. However, the Acquiring Fund and the pro forma Combined Fund utilize levels of leverage, as a percentage of their Managed Assets, that are higher than the level of leverage, as a percentage of their Managed Assets, utilized by the Target Fund. Cost of leverage can vary across Funds based on factors such as asset mix and the timing of when leverage was incurred and corresponding market rates. In addition, a Fund that utilizes greater leverage will incur more interest expense and will pay a greater management fee, as a percentage of net assets attributable to common shares, because the management fee is calculated as a percentage of Managed Assets. Therefore, in evaluating the Merger, the Board also considered the Total Expense Ratios (excluding interest expense and after giving effect to fee waivers) of each Fund for the 12-month period ended November 30, 2019 and of the Combined Fund on a pro forma basis for the 12-month period ended November 30, 2019 as follows:

Total Expense Ratio (Excluding Interest Expense and After Giving Effect to Fee Waivers)
SRF (Target Fund)	SRV (Acquiring Fund)	SRV (Pro Forma Combined Fund)
2.87%	2.37%	2.20%

If the Merger had taken place on the first day of the 12-month period ended November 30, 2019, the Funds estimate that the completion of the Merger would have resulted in a reduction in Total Expense Ratio (excluding interest expense and after giving effect to fee waivers) of 0.67% for the Target Fund and 0.17% for the Acquiring Fund. There can be no assurance that future expenses will not increase or that any estimated expense savings for any Fund will be realized.
See “Summary—Comparison of Pro Forma Historical Expenses” in the Joint Proxy Statement/Prospectus.
Q:	How do the investment management fee rates of the Funds compare?
A:
The contractual investment management fee of the Combined Fund will be identical to that of the Acquiring Fund, which is lower than that of the Target Fund. The following table sets forth each Fund’s investment management fee as a percentage of Managed Assets of the Funds. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

Investment Management Fee as a Percentage of Managed Assets
	SRF (Target Fund)	SRV (Acquiring Fund)	SRV (Pro Forma Combined Fund)
Investment Management Fee	1.50%	1.25%	1.25%
Fee Waiver(1)	0.50%	0.25%	0.25%
Investment Management Fee After Fee Waiver	1.00%	1.00%	1.00%
(1)
The Investment Adviser has agreed to waive a portion of the Target Fund’s and Acquiring Fund’s investment management fee in an amount equal to 0.50% and 0.25%, respectively, of each Fund’s Managed Assets through February 1, 2021. The Investment Adviser has agreed to waive a portion of the Combined Fund’s investment management fee in an amount equal to 0.25% of the Combined Fund’s Managed Assets for a period of one year from the date of this Proxy Statement/Prospectus. Amounts waived by the Investment Adviser are not subject to recoupment from the Target Fund, the Acquiring Fund or the Combined Fund.

The fees paid to the Investment Adviser are calculated on the basis of each Fund’s Managed Assets, including proceeds from leverage, so the fees paid to the Investment Adviser will be higher when leverage is utilized. Common shareholders bear the portion of the investment management fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee.

Investment Management Fee as a Percentage of Net Assets Attributable to Common Shares(1)

	SRF (Target Fund)	SRV (Acquiring Fund)	SRV (Pro Forma Combined Fund)
Investment Management Fee	1.87%	1.76%	1.72%
Fee Waiver(2)	0.63%	0.35%	0.34%
Investment Management Fee After Fee Waiver	1.24%	1.41%	1.38%

(1)
Based on the Target Fund’s leverage of 15.7% of Managed Assets as of November 30, 2019, the Acquiring Fund’s leverage of 29.3% of Managed Asset as of November 30, 2019, and assuming the Combined Fund utilizes leverage of 27.0% of Managed Assets.

(2)
The Investment Adviser has agreed to waive a portion of the Target Fund’s and Acquiring Fund’s investment management fee in an amount equal to 0.50% and 0.25%, respectively, of each Fund’s Managed Assets through February 1, 2021. The Investment Adviser has agreed to waive a portion of the Combined Fund’s investment management fee in an amount equal to 0.25% of the Combined Fund’s Managed Assets for a period of one year from the date of this Proxy Statement/Prospectus. Amounts waived by the Investment Adviser are not subject to recoupment from the Target Fund, the Acquiring Fund or the Combined Fund.

Q:	How will the Merger be effected?
A:
Assuming shareholders of each Fund approve the Merger, the Target Fund will merge directly with and into the Acquiring Fund. The Target Fund will terminate its registration under the 1940 Act after the completion of the Merger.

Shareholders of the Target Fund: You will become shareholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (“NAV”) (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the Target Fund you held immediately prior to the Merger, less the applicable costs of the Merger (though you may receive cash for fractional shares).
Shareholders of the Acquiring Fund: You will remain shareholders of the Acquiring Fund, which will have additional common shares outstanding after the Merger. The aggregate NAV of the common shares you held immediately prior to the Merger, less the applicable costs of the Merger will not change as a result of the Merger.
Q:	Have common shares of the Funds historically traded at a premium or discount?
A:	The common shares of each Fund have historically traded at a discount. As of February 25, 2020, each Fund traded at a discount to its respective NAV, as follows:
	SRF (Target Fund)	SRV (Acquiring Fund)
Market Price	$5.84	$9.32
Net Asset Value	$6.30	$10.05
Discount	(7.30)%	(7.26)%

To the extent the Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Merger, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent the Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Merger, the Target Fund’s shareholders may be negatively impacted if the Merger is consummated. Acquiring Fund shareholders would only benefit from a discount perspective to the extent the post-Merger discount (or premium) improves. There can be no assurance that, after the Merger, common shares of the Combined Fund will trade at, above or below NAV. In the Merger, shareholders of the Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Merger.
Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Merger?
A:	No. There are no sales loads or commissions in connection with the Merger.
Q:	Who will bear the costs of the Merger?

A:
Regardless of whether the Merger is completed, the costs associated with the proposed Merger, including the costs associated with the Meeting, will be borne by the Funds. Costs specific to one of the Funds are borne by such Fund as incurred. With respect to any costs incurred in connection with the Merger that are not attributable to a specific Fund, such costs will be allocated in proportion to each Fund’s estimated expense savings, based on the reduction in Total Expense Ratio (excluding interest expense and after giving effect to fee waivers) on a pro forma basis for the 12-month period ended November 30, 2019. The total costs of the Merger is estimated to be approximately $428,095, of which approximately $137,760 would be borne by the Target Fund (approximately $0.06 per common share of the Target Fund) and approximately $290,335 would be borne by the Acquiring Fund (approximately $0.04 per common share of the Acquiring Fund).

Because each Fund has already incurred costs attributable to the Merger, as applicable, and because the Funds are responsible for paying those costs, if a Fund’s respective shareholders do not approve the Merger, such Fund will continue to be responsible for the costs already incurred arising from the proposed Merger, even though its proposed action will not occur and those costs may be material.
Neither the Funds nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Merger (e.g., expenses incurred by the shareholder as a result of attending the Meeting, voting on the Merger or other action taken by the shareholder in connection with the Merger). The actual costs associated with the proposed Merger may be more or less than the estimated costs discussed herein.
See “Summary—Costs of the Merger” in the Joint Proxy Statement/Prospectus.
Q:	Will I have to pay any U.S. federal taxes as a result of the Merger?
A:
The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Merger so qualifies, in general, common shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Merger (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will generally not recognize gain or loss for U.S. federal income tax purposes by reason of the Merger. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Merger.

On or prior to the closing date of the Merger (the “Closing Date”),  the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to the Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will generally be taxable to the Target Fund’s shareholders for U.S. federal income tax purposes.
The Funds’ shareholders should consult their tax advisers regarding the U.S. federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.
See “Additional Information about the Funds and the Merger—U.S. Federal Income Tax Consequences of the Merger” in the Joint Proxy Statement/Prospectus for additional information.
Q:	When is the Merger expected to occur?
A:	Subject to the necessary shareholder approvals discussed above, it is anticipated that the Merger will occur in the second quarter of 2020.
Q:	How does the Board of my Fund suggest that I vote?
A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the Merger.

Miscellaneous Matters
Q:	Who is eligible to vote?
A:
Shareholders of record of each Fund at the close of business on March 2, 2020 (the “Record Date”) are entitled to be present and to vote on the Merger proposal at the Meeting or any adjournments, postponements or delays thereof. Each common share is entitled to one vote on the Merger proposal on which holders of those common shares are entitled to vote. Common shares represented by duly executed proxies will be voted in accordance with your instructions.

v

Q:	Will my vote make a difference?
A:	Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many shares you own.
Q:	Who is asking for my vote?
A:
The enclosed proxy card is solicited by the Board of each Fund for use at the Meeting to be held on Friday, May 1, 2020, and, if the Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Joint Special Meeting of Shareholders.

Q:	How do I vote my proxy?
A:
You may cast your vote by mail, phone, internet or in person at the Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

All common shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your common shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your common shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.
Broker-dealer firms holding common shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their common shares on the proposals before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange (“NYSE”), the proposals are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your common shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
Q:	What vote is required to approve the Merger?
A:
Shareholder approval for each proposal requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the applicable Fund. A 1940 Act Majority means the affirmative vote of either (i) 66⅔% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information” in the Joint Proxy Statement/Prospectus.

Q:	Whom do I contact for further information?
A:
You may contact your financial advisor for further information. You may also call Georgeson, the Funds’ proxy solicitor, at (877) 255-0134. Representatives are available Monday through Friday, 9:00 a.m. to 11:00 p.m. Eastern time.

Q:	How do I Attend the Meeting?
A:
If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s common shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your common shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of common shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your common shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds’ proxy solicitor at (877) 255-0134 to obtain directions to the site of the Meeting.

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to complete the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not mark how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

THE CUSHING® ENERGY INCOME FUND (SRF)
THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND (SRV)
300 CRESCENT COURT, SUITE 1700
DALLAS, TEXAS 75201
(214) 692-6334
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 1, 2020
Notice is hereby given that a joint special meeting of shareholders (the “Meeting”) of The Cushing® Energy Income Fund (“SRF” or the “Target Fund”) and The Cushing® MLP & Infrastructure Total Return Fund (“SRV” or the “Acquiring Fund” and, together with SRF, the “Funds,” and each, a “Fund”), to be held at the offices of Cushing Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201, on Friday, May 1, 2020 at 9:00 a.m. Central time for the following purposes:
1.	The Merger of the Target Fund with the Acquiring Fund.
Shareholders of the Target Fund:
Proposal 1(A): Approval of the Agreement and Plan of Merger between the Target Fund and the Acquiring Fund (the “Merger Agreement”), including the termination of the Target Fund’s registration under the Investment Company Act of 1940 (the “1940 Act”).
Shareholders of the Acquiring Fund:
Proposal 1(B): Approval of the Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.
Shareholders of record as of the close of business on March 2, 2020 are entitled to vote at the Meeting or any adjournment, postponement or delay thereof.
The Board of Trustees of each of the Funds (each, a “Board”) recommends that you vote your shares by indicating your voting instructions on the enclosed proxy card, dating and signing such proxy card and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or by recording your voting instructions by telephone or via the internet.
The Board of the Acquiring Fund unanimously recommends that you cast your vote:
-
FOR the Merger of the Target Fund into the Acquiring Fund pursuant to the Merger Agreement between the Acquiring Fund and the Target Fund, including the issuance of additional common shares of the Acquiring Fund.

The Board of the Target Fund unanimously recommends that you cast your vote:
-
FOR the Merger of the Target Fund into the Acquiring Fund pursuant to the Merger Agreement as described in the joint proxy statement/prospectus, including the termination of the Target Fund’s registration under the 1940 Act.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the internet promptly.

By order of each of the Board of Trustees of each Fund

Barry Y. Greenberg Secretary of the Funds

Dallas, Texas
 , 2020
YOUR VOTE IS IMPORTANT.
PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2020.
THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
HTTPS://WWW.PROXY-DIRECT.COM/CUS-31148

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED MARCH 2, 2020

JOINT PROXY STATEMENT/PROSPECTUS
THE CUSHING® ENERGY INCOME FUND (SRF)
THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND (SRV)
300 Crescent Court, Suite 1700
Dallas, Texas 75201
(214) 692-6334
JOINT SPECIAL MEETING OF SHAREHOLDERS
MAY 1, 2020
This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of (i) The Cushing® Energy Income Fund (“SRF” or the “Target Fund”) and/or (ii) The Cushing® MLP & Infrastructure Total Return Fund (“SRV” or the “Acquiring Fund” and together with the Target Fund, the “Funds,” and each, a “Fund”). A joint Special Meeting (the “Meeting”) of shareholders of the Target Fund and the Acquiring Fund will be held at the offices of Cushing Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201, on Friday, May 1, 2020 at 9:00 a.m. Central time to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Board of Trustees of each of the Target Fund and the Acquiring Fund (each, a “Board”), including the trustees (the “Trustees”) who are not “interested persons” of each Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), recommends that you vote your common shares of beneficial interests (“common shares”) by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is                       , 2020.
The purposes of the Meeting are:
1.	The Merger of the Target Fund with the Acquiring Fund and the issuance of the Acquiring Fund’s common shares.
Shareholders of the Target Fund:
Proposal 1(A): Approval of an Agreement and Plan of Merger between the Target Fund and the Acquiring Fund (the “Merger Agreement”), including the termination of the Target Fund’s registration under the 1940 Act.
Shareholders of the Acquiring Fund:
Proposal 1(B): Approval of the Merger Agreement, including the issuance of additional common shares of the Acquiring Fund.
Shareholders of record as of the close of business on March 2, 2020 are entitled to vote at the Meeting or any adjournment, postponement or delay thereof.
The Merger Agreement that shareholders are being asked to vote on involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as the “Merger.” The term “Combined Fund” will refer to the Acquiring Fund as the surviving Fund after the Merger.
Each of the Target Fund and the Acquiring Fund is a non-diversified registered investment company and statutory trust organized under the laws of the State of Delaware and registered under the 1940 Act.
The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s shareholders.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of common shares of the Acquiring Fund (“Acquiring Fund Shares”). Please read it carefully and retain it for future reference. A Statement of Additional Information, dated, 2020, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on each Fund’s website at www.cushingcef.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to the Fund by calling toll-free (888) 777-2346. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 300 Crescent Court, Suite 1700, Dallas, Texas 75201, and the telephone number is (214) 692-6334.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.
The common shares of The Cushing® MLP & Infrastructure Total Return Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “SRV” and will continue to be so listed after the completion of the Merger. The common shares of The Cushing® Energy Income Fund are listed on the NYSE under the ticker symbol “SRF.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.
This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in the Merger. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
 This Joint Proxy Statement/Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Funds plans, strategies, and goals and the Funds beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Joint Proxy Statement/Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.
Beginning on January 1, 2021 as permitted by regulations adopted by the SEC, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from your Fund by calling (800) 236-4424 or by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with your Fund, calling (800) 236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Georgeson, the firm assisting us in the solicitation of proxies, at (877) 255-0134. Representatives are available Monday through Friday, 9:00 a.m. to 11:00 p.m. Eastern time.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Joint Proxy Statement/Prospectus is , 2020.

TABLE OF CONTENTS
SUMMARY	1
The Proposed Merger	1
Background and Reasons for the Proposed Merger	1
Comparison of the Funds	2
Comparison of Fund Management	5
Comparison of Risks	6
Comparison of Pro Forma Historical Expenses	7
Comparison of Performance	9
Costs of the Merger	10
Summary of U.S. Federal Income Tax Consequences	10
Further Information Regarding the Merger	10
INVESTMENT OBJECTIVES AND POLICIES	11
Summary of Significant Differences in the Funds’ Investment Objectives and Policies	11
Other Investment Policies	12
Fundamental Investment Restrictions	14
USE OF LEVERAGE	15
Indebtedness	16
Reverse Repurchase Agreements	17
Preferred Shares	18
Certain Portfolio Transactions	18
Effects of Leverage	18
RISK FACTORS	19
Risks Related to the Merger	19
General Risks of Investing in the Funds	20
ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE MERGER	42
General	42
Terms of the Merger Agreement	43
Board Considerations and Recommendation	44
U.S. Federal Income Tax Consequences of the Merger	48
Accounting Treatment of the Merger	50
Management of the Funds	51
Capitalization	53
Portfolio Turnover	53
Additional Information About the Common Shares of the Fund	54
Distributions	55
Dividend Reinvestment Plan	57
Certain Provisions of the Governing Documents	58
Voting Rights	59
Appraisal Rights	60
Legal Matters	60
Required Vote	60
Board Recommendation	60
VOTING INFORMATION	61
Record Date	61
Quorum	61
Voting Requirements	61
Proxies	61
OTHER MATTERS	62
Shareholder Proposals	62
Solicitation of Proxies	63
Other Matters with Respect to the Meeting	63
Privacy Principles of the Funds	63
Other Information	64
APPENDIX A FINANCIAL HIGHLIGHTS	A-1
APPENDIX B FORM OF AGREEMENT AND PLAN OF MERGER	B-1

SUMMARY
The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.
The Proposed Merger
The Board of each Fund, including the Independent Trustees, has unanimously approved the Merger, including the Merger Agreement. Assuming each Fund’s shareholders approve the Merger, pursuant to the terms of the Merger Agreement, the Target Fund will merge directly with and into the Acquiring Fund and in connection with the Merger, the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. The Target Fund will terminate its registration under the 1940 Act after the completion of the Merger.
In the Merger, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in the Merger will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to the Merger (although Target Fund shareholders may receive cash for their fractional common shares), less the applicable costs of the Merger including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with the Merger. In the Merger, shareholders of the Target Fund will receive common shares of the Acquiring Fund based on the relative NAV (not the market value) of each Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Target Fund prior to the Merger.
Background and Reasons for the Proposed Merger
The Merger seeks to combine two funds to achieve certain economies of scale and other operational efficiencies. The Target Fund will merge directly with and into the Acquiring Fund, which will continue to exist after the Merger as the Combined Fund. The Board of each Fund, based upon its evaluation of all relevant information, anticipates that the Merger would benefit shareholders of such Fund.
The Board of each Fund considered the Merger at a meeting of the Board of each Fund held on January 30, 2020 (the “Board Meeting”). In preparation for the Board Meeting at which the Merger was approved, Fund management provided the Board with information regarding the proposed Merger, including the rationale therefor and alternatives considered to the Merger. Based on the considerations below, the Board of each Fund, including the Independent Trustees, has determined that the Merger would be in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted with respect to NAV as a result of the Merger. The Board of each Fund approved the Merger and the Board of each Fund recommends that shareholders of such Fund approve the Merger.
The Board of each Fund anticipates that the Merger will benefit the shareholders of each Fund by providing the potential for:
•	A lower operating expense ratio than each of the Funds prior to the Merger.
•	Larger fund size, which may provide efficiencies in portfolio management.
•	Operating and administrative efficiencies from consolidation into the Combined Fund.
•	Greater secondary market liquidity for the Combined Fund’s common shares.
•
Less risk of portfolio disruption from short-term activist shareholders, which benefits long-term shareholders and facilitates the ability of the portfolio managers to focus on a Fund’s investment objective.

For additional information regarding these and other factors considered by the Board, see “—Additional Information about the Funds and the Merger—Board Considerations and Recommendation.”
The Board’s determinations were made on the basis of each Trustee’s business judgment after consideration of a range of materials and factors believed to be relevant by the Board taken as a whole with respect to its Fund and shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.
Comparison of the Funds
General. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.
Organization
Fund	Organization Date	State of Organization	Entity Type
SRF (Target Fund)	July 18, 2011	Delaware	statutory trust
SRV (Acquiring Fund)	May 23, 2007	Delaware	statutory trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
SRF (Target Fund)	Unlimited	2,474,989	$0.001	None	None	NYSE
SRV (Acquiring Fund)	Unlimited	6,734,302	$0.001	None	None	NYSE
_________________
(1)      As of November 30, 2019
As of November 30, 2019, the Target Fund had approximately $16.8 million in net assets and approximately $20.2 million in Managed Assets and the Acquiring Fund had approximately $69.7 million in net assets and approximately $99.0 million in Managed Assets.
Investment Objective. Each Fund has a similar (but not identical) investment objective. The Target Fund’s investment objective is to seek a high total return with an emphasis on current income. The Acquiring Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income.
Investment Policies. Each Fund has similar (but not identical) investment policies. Each Fund emphasizes investments in the energy, infrastructure and natural resources sectors, but the Target Fund currently has a focus on upstream companies, including exploration and production (“E&P”) companies, whereas the Acquiring Fund currently has a focus on investing in midstream companies, including infrastructure MLPs.
Under normal market conditions, the Target Fund invests at least 80% of its Managed Assets in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal.

Under normal market conditions, the Acquiring Fund seeks to achieve its investment objective by investing at least 80% of Managed Assets in a portfolio of infrastructure MLPs and MLP-related investments (together, “MLP Investments”) (the “Acquiring Fund’s 80% policy”). For purposes of the Acquiring Fund’s 80% policy, MLP Investments are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, which are I-Shares and other derivative securities that have economic characteristics of MLP securities, and businesses that operate and have the economic characteristics of MLP Investments but are organized as corporations or as limited liability companies and taxed as “C” corporation (“Other Natural Resources Companies”). The Acquiring Fund considers an MLP Investment to be an infrastructure MLP Investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of infrastructure assets that are used for natural resources-based activities.
Entities commonly referred to as “MLPs” are taxed as partnerships for U.S. federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”). Neither Fund may invest more than 25% of its Managed Assets in securities of MLPs that are “qualified publicly traded partnerships” under the Code. The Acquiring Fund intends to pursue its investment objective by investing in MLPs up to this limit.  MLPs in which the Funds invest may be able to offset a significant portion of their income with tax deductions, such as accelerated depreciation. As a result, such MLPs may make  cash distributions to their limited partners in excess of the amount of their taxable income allocable to their limited partners. The portion, if any, of the cash distributions received by a Fund with respect to its investment in the equity securities of an MLP that exceeds the Fund’s allocable share of the MLP’s net taxable income will not be treated as taxable income to the Fund, but rather will be treated as a tax deferred return of capital to the extent of the Fund’s basis in such MLP equity securities. Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.
No changes are being made to the Acquiring Fund’s investment policies in connection with the Merger.
Comparison of Portfolios. Each Fund emphasizes investments in the energy, infrastructure and natural resources sectors, but the Target Fund currently has a focus on upstream companies, including E&P companies, whereas the Acquiring Fund currently has a focus on investing in midstream companies, including infrastructure MLPs. The following table shows the allocation of each Fund’s portfolio to various categories of investments, as a percentage of Managed Assets as of November 30, 2019.
	SRF (Target Fund)	SRV (Acquiring Fund)	SRV (Pro Forma Combined Fund)
MLP Investments	29.2%	67.0%	60.6%
YieldCos(1)	0.0%	17.4%	14.5%
Debt Securities	16.1%	7.3%	8.8%
E&P	40.9%	1.3%	8.0%
Diversified Chemical	0.0%	4.5%	3.7%
Integrated Energy	11.9%	0.0%	2.0%
Marine	1.9%	2.5%	2.4%
(1)
A YieldCo is an investment vehicle formed by a parent company to own operating renewable energy assets with long-term energy delivery contracts. YieldCos are focused on returning cash flows generated from these assets to investors.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Leverage. Each Fund may utilize leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, each Fund may utilize leverage through the issuance of commercial paper or notes and other forms of borrowing (“Indebtedness”) in an aggregate amount up to 33⅓% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such Indebtedness. Under the 1940 Act, each Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance. Each Fund may also invest in reverse repurchase agreements to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.
In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of any such transaction obligate a Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate a Fund to deliver particular securities to extinguish that Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities).
As of November 30, 2019, the Target Fund had outstanding Indebtedness of approximately $3.2 million, which represents 15.7% of the Target Fund’s Managed Assets and the Acquiring Fund had outstanding Indebtedness of approximately $28.9 million, which represents 29.3% of the Acquiring Fund’s Managed Assets. The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Leverage is a speculative technique and investors should note that there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “—Use Of Leverage” For additional information regarding the Funds’ use of leverage.
Distribution Policy. The Fund’s current distributions are as follows:
	Frequency	Distribution Per Share(1)	Annualized Distribution Rate on Net Asset Value(2)	Annualized Distribution Rate on Market Price(3)
SRF (Target Fund)	Monthly	$0.0400	6.25%	7.03%
SRV Acquiring Fund)	Monthly	$0.0903	9.74%	10.41%
(1) Latest declared distribution.
(2) Latest declared distribution per share annualized and divided by the NAV per share as of January 2, 2020.
(3) Latest declared distribution per share annualized and divided by the share price as of January 2, 2020.
The Combined Fund currently expects to continue to pay monthly distributions, if and when declared by the Board, in an amount representing a distribution rate similar to the current distribution rate of the Acquiring Fund. The current distribution rate of the Acquiring Fund, as a percentage of net asset value and market price, is greater than the current distribution rate of the Target Fund.
The distribution level of each Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the Fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such Fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Merger. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the Merger. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Merger, will remain constant.

Comparison of Fund Management
Trustees and Officers. Each Fund is overseen by a Board, comprised of the same members, and by the same officers. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Board currently has four Trustees, three of whom are Independent Trustees. A list of the Trustees, a brief biography for each Trustee and additional information relating to the Board are set forth under “Management of the Funds” in the Statement of Additional Information.
Fund Management. Cushing Asset Management, LP (the “Investment Adviser”) serves as investment adviser to the Acquiring Fund and the Target Fund and is  responsible for the day-to-day management of each Fund’s portfolio of securities, which includes buying and selling securities for the Funds.
After the Merger, the Investment Adviser will continue in its current role as investment adviser to the Acquiring Fund with respect to the Combined Fund.
The contractual investment management fee paid by the Combined Fund to the Investment Adviser will be identical to that of the Acquiring Fund, which is lower than that of the Target Fund. The contractual investment management fee of the Combined Fund will be identical to that of the Acquiring Fund, which is lower than that of the Target Fund. The following table sets forth each Fund’s investment management fee as a percentage of Managed Assets of the Funds. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) Indebtedness, (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

Investment Management Fee as a Percentage of Managed Assets

	SRF (Target Fund)	SRV (Acquiring Fund)	SRV (Pro Forma Combined Fund)
Investment Management Fee	1.50%	1.25%	1.25%
Fee Waiver(1)	0.50%	0.25%	0.25%
Investment Management Fee After Fee Waiver	1.00%	1.00%	1.00%

(1)
The Investment Adviser has agreed to waive a portion of the Target Fund’s and Acquiring Fund’s investment management fee in an amount equal to 0.50% and 0.25%, respectively, of each Fund’s Managed Assets through February 1, 2021. The Investment Adviser has agreed to waive a portion of the Combined Fund’s investment management fee in an amount equal to 0.25% of the Combined Fund’s Managed Assets for a period of one year from the date of this Proxy Statement/Prospectus.  Amounts waived by the Investment Adviser are not subject to recoupment from the Target Fund, the Acquiring Fund or the Combined Fund.

Investment Management Fee as a Percentage of Net Assets Attributable to Common Shares(1)

	SRF (Target Fund)	SRV (Acquiring Fund)	SRV (Pro Forma Combined Fund)
Investment Management Fee	1.87%	1.76%	1.72%
Fee Waiver(2)	0.63%	0.35%	0.34%
Investment Management Fee After Fee Waiver	1.24%	1.41%	1.38%

(1)
Based on the Target Fund’s leverage of 15.7% of Managed Assets as of November 30, 2019, the Acquiring Fund’s leverage of 29.3% of Managed Asset as of November 30, 2019, and assuming the Combined Fund utilizes leverage of 27.0% of Managed Assets.

(2)
The Investment Adviser has agreed to waive a portion of the Target Fund’s and Acquiring Fund’s investment management fee in an amount equal to 0.50% and 0.25%, respectively, of each Fund’s Managed Assets through February 1, 2021. The Investment Adviser has agreed to waive a portion of the Combined Fund’s investment management fee in an amount equal to 0.25% of the Combined Fund’s Managed Assets for a period of one year from the date of this Proxy Statement/Prospectus.   Amounts waived by the Investment Adviser are not subject to recoupment from the Target Fund, the Acquiring Fund or the Combined Fund.

Portfolio Managers. Jerry Swank, Founder, Chairman and Chief Investment Officer of the Investment Adviser and Nick English, Portfolio Manager of the Investment Adviser, are jointly and primarily responsible for the day-to-day management of the Target Fund’s portfolio. Mr. Swank and Paul Euseppi, Portfolio Manager of the Investment Adviser, are jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio. Mr. Swank and Mr. Euseppi will continue to serve as portfolio managers of the Combined Fund. As a result, each Fund’s shareholders are expected to benefit from the continuing experience and expertise of the portfolio management team.
See “—Additional Information about the Funds and the Merger—Management of the Funds” in this Joint Proxy Statement/Prospectus for a more detailed description of the Funds’ management.
Comparison of Risks
Because the Funds have substantially similar (but not identical) investment objectives and principal investment strategies, the Funds generally are subject to substantially similar investment risks. The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Most of the investment risks associated with an investment in the Acquiring Fund are substantially the same as those associated with an investment in the Target Fund. Risks that predominately affect the Funds include investment and market discount risk; concentration risk; energy, infrastructure and natural resources company risks; equity securities risk; liquidity risk; tax risks; and leverage risk.
The Target Fund, however, is currently managed with a greater emphasis on upstream companies, including E&P companies, and has had a greater percentage of its assets invested in upstream companies than the Acquiring Fund. Accordingly, the Target Fund is more susceptible to risks associated with such issuers and upstream energy markets, including sub-sector risk related to gathering and processing companies, E&P companies and oil companies.
Similarly, the Acquiring Fund is currently managed with a greater emphasis on midstream companies, including infrastructure MLPs, and has had a greater percentage of its assets invested in midstream companies and MLPs than the Target Fund.  Neither Fund may invest more than 25% of its Managed Assets in securities of MLPs that are “qualified publicly traded partnerships” under the Code. The Acquiring Fund intends to pursue its investment objective by investing in MLPs up to this limit.  Accordingly, the Acquiring Fund is more susceptible to risks associated with midstream companies, including sub-sector risk related to pipeline companies, propane companies, coal companies and marine shipping.  The Acquiring Fund is also more susceptible to risks associated with investments in MLPs. See “Risk Factors—General Risks of Investing in the Funds—Risks Associated with MLP Structure.”

Each Fund may utilize leverage up to the limits imposed by the 1940 Act. However, as of November 30, 2019 the Acquiring Fund utilized levels of leverage, as a percentage of its Managed Assets, that is higher than the level of leverage, as a percentage of its Managed Assets, utilized by the Target Fund. Accordingly, the Acquiring Fund is more susceptible to risks associated with the use of leverage. “Risk Factors—General Risks of Investing in the Funds—Leverage Risk.”

As exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.
Each Fund pays, and the Combined Fund intends to pay, substantially all of its net investment income to common shareholders through monthly distributions. Distributions paid by the Combined Fund for any particular month may be comprised of more or less than the amount of net investment income from that monthly period. As a result, all or a portion of a distribution may be deemed a return of capital (which is in effect a partial return of the amount a common shareholder invested in the Combined Fund) up to the amount of the common shareholder’s tax basis in their common shares, which would reduce such tax basis.  Common shareholders should not assume that the source of a distribution from a Fund is net income or profit, and common shareholders who receive distributions that include return of capital should not assume that such return of capital is derived from a Fund’s investments. The portion of distributions that consist of return of capital may vary from month to month and year to year and may vary between the Funds.   For the fiscal year ended November 30, 2019, the Target Fund’s distributions were comprised of approximately 0% ordinary income and 100% return of capital and the Acquiring Fund’s distributions were comprised of approximately 100% ordinary income and 0% return of capital. See “Additional Information about the Funds and the Merger—Distributions.”
Comparison of Pro Forma Historical Expenses
The following tables illustrate the anticipated reduction in the “Total Expense Ratio” (a Fund’s annual operating expenses expressed as a percentage of its average net assets attributable to its common shares) for the shareholder of each Fund expected as a result of the Merger.
The table below sets forth the annual expenses for each Fund for the 12-month period ended November 30, 2019 and the pro forma annual expenses for the Combined Fund, assuming the Merger had taken place on the first day of the 12-month period ended November 30, 2019.
	SRF (Target Fund)	SRV (Acquiring Fund)	SRV (Pro Forma Combined Fund)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
Annual Expenses (as a percentage of average net assets attributable to common shares)(2)
Management Fee(3)	1.87%	1.76%	1.72%
Interest Payments on Borrowed Funds(4)	0.83%	1.36%	1.25%
Other Expenses(5)	1.63%	0.96%	0.82%
Total Annual Expenses	4.33%	4.08%	3.79%
Fee Waiver(6)	—	—	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver	4.33%	4.08%	3.45%
________________________

(1)
No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Merger. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)	Assumes leverage in the amount of 15.7% of Managed Assets of the Target Fund, 29.3% of Managed Assets of the Acquiring Fund and 27.0% of Managed Assets of the Combined Fund.

(3)
Each Fund pays the Investment Adviser an annual fee, payable monthly, in an annual amount equal to a percentage of the Fund’s average daily Managed Assets, as follows Target Fund: 1.50%; Acquiring Fund: 1.25%; and Combined Fund: 1.25%. Common shareholders bear the portion of the investment management fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee. The Investment Adviser has agreed to waive a portion each Fund’s investment management fee. See footnote (4) below.

(4)
Each Fund currently utilizes leverage in the form of borrowings. Although each Fund is permitted to utilize borrowings to the maximum extent permitted under the 1940 Act, as of November 30, 2019, the Target Fund had outstanding borrowings of approximately $3.2 million, which represented 15.7% of the Target Fund’s Managed Assets whereas the Acquiring Fund had outstanding borrowings of approximately $28.9 million, which represented 29.3% of the Acquiring Fund’s Managed Assets and the pro forma Combined Fund’s would have had outstanding borrowings of approximately $32.1 million, which would have represented 27.0% of the Combined Fund’s Managed Assets.

(5)
“Other expenses” are estimated based upon those incurred during the fiscal period ended November 30, 2019. Other expenses do not include expenses related to realized or unrealized investment gains or losses.

(6)
The Investment Adviser has agreed to waive a portion of the Combined Fund’s investment management fee in an amount equal to 0.25% of the Combined Fund’s Managed Assets for a period of one year from the date of this Proxy Statement/Prospectus. Amounts waived by the Investment Adviser are not subject to recoupment from the Combined Fund.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Merger is completed with the costs of investing in the Target Fund and the Acquiring Fund without the Merger. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the total annual expenses for each Fund set forth in the table above (giving effect to the Combined Fund’s fee waiver during the first year) and (2) a 5% annual return throughout the period:
	1 Year	3 Years	5 Years	10 Years
SRF (Target Fund)	$ 43	$ 131	$ 220	$ 448
SRV (Acquiring Fund)	$ 41	$ 124	$ 209	$ 427
SRV (Pro Forma Combined Fund)	$ 35	$ 113	$ 192	$ 401

The examples set forth above assume common shares of each Fund were owned as of the completion of the Merger and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.
Each Fund is permitted to utilize leverage to the maximum extent permitted under the 1940 Act. However, as of November 30, 2019, the Acquiring Fund utilized a higher level of leverage than the Target Fund. Cost of leverage can vary across funds based on factors such as asset mix and the timing of when leverage was incurred and corresponding market rates. In addition, a fund that utilizes greater leverage will incur more interest expense and will pay a greater management fee, as a percentage of net assets attributable to common shares, because the management fee is calculated as a percentage of Managed Assets. Therefore, in evaluating the Merger, the Board also considered the Total Expense Ratio (excluding interest expense and after giving effect to fee waivers) of each of the Target Fund and the Acquiring Fund for the 12-month period ended November 30, 2019 and for the Combined Fund on a pro forma basis for the 12-month period ended November 30, 2019.
Total Expense Ratio (Excluding Interest Expense and After Giving Effect to Fee Waivers)

SRF (Target Fund)	SRV (Acquiring Fund)	SRV (Pro Forma Combined Fund)
2.87%	2.37%	2.20%

Based on the pro forma expenses for the 12-month period ended November 30, 2019, the completion of the Merger would have resulted in a reduced Total Expense Ratio (including interest expense and after giving effect to fee waivers) and reduced Total Expense Ratio (excluding interest expense and after giving effect to fee waivers), as follows:

	Reduction in Total Expense Ratio (Including Interest Expense and After Giving Effect to Fee Waivers)	Reduction in Total Expense Ratio (Excluding Interest Expense and After Giving Effect to Fee Waivers)
SRF (Target Fund)	0.25%	0.67%
SRV (Acquiring Fund)	0.28%	0.17%
There can be no assurance that future expenses will not increase or that any expense savings will be realized.
Comparison of Performance
The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.
	Average Annual Total Returns on Net Asset Value as of November 30, 2019
Fund	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
SRF (Target Fund)	(20.21)%	(10.42)%	(29.30)%	N/A(1)	(24.13)%
SRV (Acquiring Fund)	1.75%	(0.29)%	(10.85)%	(0.27)%	(7.45)%

	Average Annual Total Returns on Market Value as of November 30, 2019
Fund	One Year	Three Year	Five Year	Ten Years	Since Inception(1)
SRF (Target Fund)	(18.50)%	(11.28)%	(33.87)%	N/A(1)	(26.19)%
SRV (Acquiring Fund)	8.51%	1.45%	(17.71)%	(3.61)%	(8.48)%
(1)	Inception Date – SRF: February 28, 2012; SRV: August 27, 2007
Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

Costs of the Merger

Regardless of whether the Merger is completed, the costs associated with the proposed Merger, including the costs associated with the Meeting, will be borne by the Funds. Each Fund will bear costs incurred in connection with the Merger. The costs incurred in connection with the Merger include, but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, costs incurred in connection with the preparation of the Merger Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Merger, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar costs incurred in connection with the Merger.
Costs specific to one of the Funds are borne by such Fund as incurred. With respect to any costs incurred in connection with the Merger that are not attributable to a specific Fund, such costs will be allocated in proportion to each Fund’s estimated expense savings, based on the reduction in Total Expense Ratio (excluding interest expense and after giving effect to fee waivers) on a pro forma basis for the 12-month period ended November 30, 2019. The total costs of the Merger is estimated to be approximately $428,095, of which approximately $137,760 would be borne by the Target Fund (approximately $0.06 per common share of the Target Fund) and approximately $290,335 would be borne by the Acquiring Fund (approximately $0.04 per common share of the Acquiring Fund).

Because each Fund has already incurred costs attributable to the Merger, as applicable, and because the Funds are responsible for paying those costs, if each Fund’s respective shareholders do not approve the Merger, each Fund will continue to be responsible for the costs already incurred arising from the proposed Merger even though the proposed action will not occur and those costs may be material.
Neither the Funds nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Merger (e.g., expenses incurred by the shareholder as a result of attending the Meeting, voting on the Merger or other action taken by the shareholder in connection with the Merger). The actual costs associated with the proposed Merger may be more or less than the estimated costs discussed herein.
Summary of U.S. Federal Income Tax Consequences
The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Assuming the Merger so qualifies, in general, common shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of the Target Fund common shares for Acquiring Fund Shares pursuant to the Merger (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will generally not recognize gain or loss for U.S. federal income tax purposes by reason of the Merger. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Merger.
On or prior to the closing date of the Merger (the “Closing Date”), the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to the Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will generally be taxable to the Target Fund’s shareholders for U.S. federal income tax purposes.
The Funds’ shareholders should consult their tax advisers regarding the U.S. federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws. For a more detailed description of U.S. federal income tax considerations of the Merger, see “—Additional Information about the Funds and the Merger—U.S. Federal Income Tax Consequences of the Merger.”
Further Information Regarding the Merger
The Target Fund Board has determined that the Merger is in the best interests of the Target Fund and the shareholders of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Merger. Similarly, the Board of the Acquiring Fund has determined that the Merger is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of the Merger. As a result of the Merger, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

The Board of each Fund recommends that shareholders of such Fund approve the Merger at the Meeting to be held on May 1, 2020.
Shareholder approval of the Merger requires the affirmative vote by a 1940 Act Majority of each of the Target Fund’s and the Acquiring Fund’s shareholders. A “1940 Act Majority” means the affirmative vote of either (i) 66⅔% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information.”
If the Merger is not approved by shareholders of either Fund, each Fund will continue to operate as a separate fund. In such event, Fund management may recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for each Fund. Although no such alternatives are currently under consideration by the Board, the Merger is not approved, such alternatives could include the continued operation of the Funds, alternative fund reorganizations, liquidations of a Fund and/or changes to a Fund’s investment policies.
Subject to the requisite approval of the shareholders of each Fund with regard to the Merger, it is expected that the Closing Date will be sometime during the second quarter of 2020, but it may be at a different time as described herein.
Investing in the Combined Fund following a Merger involves risks. For additional information, see “Risk Factors.”
The Target Fund’s Board recommends that shareholders of the Target Fund vote “FOR” the Merger.
The Acquiring Fund’s Board recommends that shareholders of the Acquiring Fund vote “FOR” the Merger.
INVESTMENT OBJECTIVES AND POLICIES
The Funds have substantially similar (but not identical) investment objectives, investment strategies and restrictions. The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund.
The Acquiring Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Acquiring Fund pursues its investment objective by investing, under normal market conditions, at least 80% of Managed Assets in a portfolio of infrastructure master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP Investments”) (the “Acquiring Fund’s 80% policy”). For purposes of the Acquiring Fund’s 80% policy, MLP Investments are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, which are I-Shares and other derivative securities that have economic characteristics of MLP securities, and Other Natural Resources Companies. The Acquiring Fund considers an MLP Investment to be an infrastructure MLP Investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resources-based activities. No changes are being made to the Acquiring Fund’s investment policies in connection with the Merger.
Summary of Significant Differences in the Funds’ Investment Objectives and Policies
Investment Objectives. The Target Fund’s investment objective is to seek a high total return with an emphasis on current income. The Acquiring Fund’s investment objective is, and the Combined Fund’s investment objective will be, to obtain a high after-tax total return from a combination of capital appreciation and current income.

Investment Focus. Each Fund is a non-diversified, closed-end management investment company under the 1940 Act, which means it may invest in fewer individual holdings than a diversified fund.  Each Fund’s investments are concentrated in issuers in the natural resources industry, meaning that each Fund invests more than 25% of its assets in the natural resources industry, including MLPs operating in such industry. Each Fund emphasizes investments in the energy, infrastructure and natural resources sectors, but the Target Fund currently has a focus on upstream companies, including E&P companies, whereas the Acquiring Fund currently has a focus on investing in midstream companies, including infrastructure MLPs.
Additionally, under normal market conditions, the Target Fund generally seeks to invest in 20 to 40 issuers with generally no more than 10% of its Managed Assets in any one issue and no more than 20% of its Managed Assets in any one issuer, in each case determined at the time of investment. On the other hand, the Acquiring Fund generally seeks, and the Combined Fund will generally seek, to invest no more than 10% of its Managed Assets in any one issue and no more than 15% of its Managed Assets in any one issuer, in each case determined at the time of investment. For purposes of this limit, with respect to an investment in an MLP, an “issuer” includes both an issuer and its controlling general partner, managing member or sponsor, and an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities.
Other Investment Policies
A description of the Funds’ other investment policies, highlighting differences where applicable, are summarized below.
Master Limited Partnerships. Entities commonly referred to as “MLPs” are taxed as partnerships for U.S. federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code. Each Fund invests no more than 25% of Managed Assets in securities of MLPs that are “qualified publicly traded partnerships” under the Code.
As part of the Acquiring Fund’s 80% policy, the Investment Adviser will also seek to invest in MLPs or other entities that hold the general partner or managing member interest and incentive distribution rights in MLPs (“GP MLPs”). The Investment Adviser believes the distribution growth prospects of many GP MLPs are high relative to many other MLPs, and the Investment Adviser will seek to invest in GP MLPs in which the Investment Adviser believes that such growth is not fully reflected in current pricing. Like MLPs with strong distribution growth prospects, GP MLPs with strong growth prospects often trade at prices that result in relatively low current yields. Since the Investment Adviser will seek to maximize total return through a focus on MLPs and GP MLPs with strong distribution growth prospects, the Investment Adviser believes the distribution yield of the Fund will be lower than it would be under a more diversified investment approach.
IPOs and Private Offerings. The Investment Adviser for each Fund seeks to invest in initial public offerings (“IPOs”) and secondary market issuances, PIPE transactions and privately negotiated transactions, including pre-acquisition and pre-IPO equity issuances and investments in private companies. Generally, no more than 50% of the Acquiring Fund’s or the Combined Fund’s portfolios will be in PIPE or other private or restricted securities at the time of investment, while no more than 30% of the Target Fund’s portfolio will be invested in PIPE or other private or restricted securities at the time of investment.
Other Equity Securities. Each Fund may invest in businesses that operate and have the economic characteristics of MLP Investments but are organized as corporations or as limited liability companies and taxed as “C” corporation. The Target Fund may also invest in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal.
Debt Securities. Each of the Acquiring Fund and the Combined Fund may invest without limit in debt securities of any maturity rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) (iii) a comparable rating by another rating agency, provided, however, that each of the Acquiring Fund and the Combined Fund may invest up to 5% of its Managed Assets in lower rated or unrated debt securities. The Target Fund, however, may only invest up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of energy companies and other issuers. The Target Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch, or (iii) a comparable rating by another rating agency, provided, however, that the Target Fund may invest up to 10% of the its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment.

Non-U.S. Securities. Each Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by American Depositary Receipts.
Other Sector Investments. Each of the Acquiring Fund and the Combined Fund may invest in equity securities of issuers other than MLP and Other Natural Resources Companies, including issuers engaged in other sectors, including the finance and real estate sectors. Each Fund may invest in equity securities of any market capitalization size. However, the Target Fund may only invest up to 20% of its Managed Assets in equity and debt securities of companies that are not energy companies, including investing in entities operating in the energy sector including companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.
Strategic Transactions. Each Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. Strategic Transactions may involve the purchase and sale of derivative instruments. Each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. The Funds’ use of Strategic Transactions may also include newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.
Other Investment Companies. Each Fund may invest in securities of other closed-end or open-end investment companies (including ETFs) that invest primarily in companies in which the Fund may invest directly to the extent permitted by the 1940 Act. Each Fund may invest in investment companies that are advised by the Investment Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.
Exchange-Traded Notes. Each Fund may invest in ETNs, which are typically unsecured, unsubordinated debt securities that trade on a securities exchange and are designed to replicate the returns of market benchmarks minus applicable fees.
New Securities and Other Investment Techniques. The Investment Adviser expects, consistent with the Funds’ investment objectives and policies, that it may invest in new types of securities and engage in such new types of investment practices if the Investment Adviser believes that these investments and investment techniques may assist a Fund in achieving its investment objective.
Short Sales, Arbitrage and Other Strategies. Each Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, each Fund may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs and Other Natural Resources Companies, write (or sell) covered call options on the securities of MLPs and Other Natural Resources Companies or other securities held in its portfolio, write (or sell) uncovered call options on the securities of MLPs and Other Natural Resources Companies, purchase call options or enter into swap contracts to increase its exposure to MLPs and Other Natural Resources Companies, or sell securities short.
Lending of Portfolio Securities. Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned.
Temporary Defensive Investments. When market conditions dictate a more defensive investment strategy, each Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments, including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit.

Portfolio Turnover. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. Each Fund anticipates that its annual portfolio turnover rate may vary greatly from year to year.
Use of Leverage. Each Fund generally seeks to increase income and total return by utilizing leverage. Each Fund may utilize leverage through the Indebtedness, including through the issuance of commercial paper or notes and other forms of borrowing, or the issuance of preferred shares. The Funds may utilize leverage through Indebtedness or preferred shares to the maximum extent permitted by the 1940 Act. Under current market conditions, each Fund currently intends to utilize leverage principally through Indebtedness. The amount of Indebtedness outstanding is expected to vary over time, but will not exceed 33⅓% of the applicable Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares), including the proceeds of such leverage.
Preferred Stock. The Acquiring Fund and the Combined Fund may invest in preferred stock.  Preferred stock generally has a preference as to distributions and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays distributions in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock distributions are payable only if declared by the issuer’s board of directors. distributions on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more distribution payments on the preferred stock, no distributions may be paid on the issuer’s common stock until all unpaid preferred stock distributions have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of distribution payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions. The Target Fund has no stated policy pertaining to preferred stock.
Convertible Securities. The Acquiring Fund and the Combined Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the distribution paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. The Target Fund has no stated policy pertaining to convertible securities.
Restricted Securities. The Acquiring Fund and the Combined Fund may invest in restricted securities. “Restricted securities” are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. Each of the Acquiring Fund and the Combined Fund will typically acquire restricted securities in directly negotiated transactions. Each Fund’s investments in restricted securities may include privately issued securities of both public and private issuers. The Target Fund has no stated policy pertaining to restricted securities.
For additional information regarding the Acquiring Fund’s investments, see “Investment Strategies and Risks” in the Statement of Additional Information.
Fundamental Investment Restrictions
Each Fund has substantially the same investment fundamental investment restrictions, except as noted below. These limitations are fundamental and may not be changed without the affirmative vote by a 1940 Act Majority of the Fund’s shareholders.

1. Each of the Acquiring Fund and the Combined Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent such Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests in real estate, or investing in securities that are secured by real estate or interests in real estate.
The Target Fund may not purchase or sell real estate except that the Target Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
2. Each Fund may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time; provided, however, that each Fund will, in normal circumstances, invest more than 25% of its assets in the natural resources industry, including MLPs operating in such industry, and may invest to an unlimited degree in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
3. Each Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations under the 1940 Act that may be adopted, granted or issued by the SEC or its staff.
4. Each Fund may not make loans to other persons except (a) through the lending of the applicable Fund’s portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with the applicable Fund’s investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. Each Fund may also make loans to other investment companies to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations under the 1940 Act that may be adopted, granted or issued by the SEC or its staff.
5. Each Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under applicable securities laws.
6. Each Fund may not purchase or sell physical commodities and commodity contracts, except that it may: (i) enter into futures contracts and options on commodities in accordance with applicable law; and (ii) purchase or sell physical commodities that it acquires as a result of ownership of securities or other instruments. Each Fund will not consider stock index, currency and other financial futures contracts, swaps or hybrid instruments to be commodities for purposes of this investment policy.
See “Investment Restrictions” in the Statement of Additional Information for additional information regarding the fundamental investment restrictions of the Acquiring Fund.
Any policies of the Acquiring Fund not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without shareholder approval.
USE OF LEVERAGE
Each Fund may utilize leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, each Fund may utilize leverage in the form of Indebtedness in an aggregate amount up to 33⅓% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such Indebtedness. Under the 1940 Act, each Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance. Each Fund may also invest in reverse repurchase agreements to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

The costs associated with the issuance and use of leverage will be borne by the holders of the common shares. Leverage is a speculative technique and investors should note that there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The use of leverage creates risks and involves special considerations. See “Risk Factors—Leverage Risk.” To the extent that the Fund uses leverage, it expects to utilize hedging techniques such as swaps and caps on a portion of its leverage to mitigate potential interest rate risk. See “Risk Factors—Interest Rate Hedging Risk.”
For the fiscal year ended November 30, 2019, each Fund’s outstanding leverage was as follows:
Fund	Title of Security	Average Daily Amount Outstanding	Average Daily Weighted Interest Rate
SRF (Target Fund)	Borrowings	$5,047,356	3.28%
SRV (Acquiring Fund)	Borrowings	$ 30,891,178	3.28%
As of November 30, 2019, each Fund had outstanding leverage as follows:
Fund	Title of Security	Total Principal Amount Outstanding	Leverage Ratio (as a Percentage of Managed Assets)	Asset Coverage Per $1,000 of Principal Amount
SRF (Target Fund)	Borrowings	$ 3,145,000	15.74%	$ 6,354
SRV (Acquiring Fund)	Borrowings	$ 28,915,000	29.32%	$ 3,411
Indebtedness
Delaware trust law and each Fund’s governing documents authorize each Fund, without prior approval of its common shareholders, to borrow money. In this regard, each Fund may issue notes or other evidence of Indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. In connection with any borrowing, a Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The rights of a Fund’s lenders to receive interest on and repayment of principal of borrowings will be senior to those of the Fund’s common shareholders, and the terms of any such borrowings may contain provisions which limit certain of the Fund’s activities, including the payment of distributions to the Fund’s common shareholders in certain circumstances. A borrowing will likely be ranked senior or equal to all of a Fund’s other existing and future borrowings.
Certain types of borrowings may result in a Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. A Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for Indebtedness issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing each Fund’s portfolio in accordance with the Fund’s investment objective and policies.
A Fund may secure any borrowings by mortgaging, pledging or otherwise subjecting as security its assets. Except as set forth below, under the requirements of the 1940 Act a Fund, immediately after any issuance of Indebtedness, must have “asset coverage” of at least 300% (33 1⁄3% of Managed Assets, or 50% of its net assets attributable to the Fund’s common shares). With respect to Indebtedness, asset coverage means the ratio which the value of a Fund’s total assets, less all liabilities and Indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

Under the 1940 Act, a Fund may not declare any distribution or other distribution on any class of its shares, or purchase any such shares, unless its aggregate Indebtedness has, at the time of the declaration of any such distribution or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such distribution, distribution or purchase price, as the case may be. Furthermore, the 1940 Act (in certain circumstances) grants a Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. Such restrictions do not apply with respect to evidence of Indebtedness in consideration of a loan, extension or renewal thereof that is privately arranged and not intended for public distribution.
With the use of borrowings, there is a risk that the interest rates paid by a Fund on the amount it borrows will be higher than the return on the Fund’s investments.
A Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions that otherwise might require untimely dispositions of its securities. Temporary borrowings not exceeding 5% of a Fund’s total assets are not subject to the “asset coverage” limitation under the 1940 Act.
Credit Facility. The terms of each Fund’s credit facility are substantially the same. Each Fund currently utilizes Indebtedness pursuant to a borrowing arrangement with ScotiabankTM (each a “Loan Agreement”). The interest rate charged on such Indebtedness is 1-month LIBOR plus 1.00%. Each Fund’s Indebtedness under each Loan Agreement is collateralized by portfolio assets which are maintained by each Fund in a separate account with such Fund’s custodian for the benefit of the lender, which collateral exceeds the amount borrowed. In the event of a default by a Fund under its Loan Agreement, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. The Loan Agreements include usual and customary covenants. These covenants impose on each Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations.
In connection with the Merger, the Acquiring Fund expects to amend its credit facility agreement to increase the maximum commitment amount to maintain outstanding leverage of the Combined Fund, as a percentage of its Managed Assets, substantially similar to the Acquired Fund’s current leverage ratio. However, there can be no assurance the Combined Fund will be able to increase the maximum commitment amount under the credit facility or do so on terms favorable to the Combined Fund. If the Combined Fund does not increase the maximum commitment amount under the credit facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain a leverage ratio that is substantially similar to the Acquiring Fund’s current leverage ratio or reduce the Combined Fund’s leverage ratio. In either case, the Combined Fund may not be able to maintain the current distribution rates of the Acquiring Fund, which may negatively affect the market price and NAV of the Combined Fund. In addition, if the Combined Fund is required to reduce its leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund’s portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.
Reverse Repurchase Agreements
Under a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the reverse repurchase transaction, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of reverse repurchase transactions. With respect to any reverse repurchase agreement, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. With respect to leverage incurred through investments in reverse repurchase agreements and economically similar transactions, each Fund earmarks or segregates cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Funds obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements and economically similar transactions will not be limited by the 1940 Act.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and expenses associated with the repurchase agreement, that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
Preferred Shares
Each Fund’s declaration of trust provides that the Fund’s Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the common shares. Common shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. Under the 1940 Act, a Fund is not permitted to issue preferred shares unless immediately after such issuance the value of its total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, a Fund is not permitted to declare any cash distribution or other distribution on its common shares unless, at the time of such declaration, the value of its total assets is at least 200% of such liquidation value. If a Fund issues preferred shares, it intends, to the extent possible, to purchase or redeem them from time to time to the extent necessary in order to maintain asset coverage on such preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit distributions and other distributions on the Fund’s common shares in such circumstances. In order to meet redemption requirements to maintain asset coverage or otherwise, a Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If a Fund has preferred shares outstanding, two of its Trustees will be elected by the holders of preferred shares, voting as a separate class. The Fund’s remaining Trustees will be elected by holders of its common shares and preferred shares voting together as a single class. In the event a Fund fails to pay distributions on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Fund’s Trustees.
Certain Portfolio Transactions
In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.
Effects of Leverage
Assuming that leverage will represent approximately 27.0% of the Combined Fund’s Managed Assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of  2.70%, then the incremental income generated by the Combined Fund’s portfolio (net of estimated expenses including expenses related to the leverage) must exceed approximately 1.00% to cover such interest specifically related to the borrowing. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and in the future may be significantly higher or lower than the rate estimated above.

The following table is designed to assist the investor in understanding the effects of leverage by illustrating the effect on the return to a holder of the Combined Fund’s common shares of leverage in the amount of approximately 27.0% of the Combined Fund’s Managed Assets, assuming hypothetical annual returns of the Combined Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.
Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(14.70)%	(7.85)%	(1.00)%	5.85%	12.70%
Common share total return is composed of two elements: distributions on common shares paid by the Combined Fund (the amount of which is largely determined by the Combined Fund’s net investment income after paying distributions or interest on its outstanding leverage) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table above assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Combined Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.
During the time in which the Combined Fund is utilizing leverage, the amount of the fees paid to the Investment Adviser for investment management services will be higher than if the Combined Fund did not utilize such leverage because the fees paid will be calculated based on the Combined Fund’s Managed Assets, which may create a conflict of interest between the Investment Adviser and the common shareholders. Because the Combined Fund’s leverage costs will be borne by the Combined Fund at a specified rate, only the Combined Fund’s common shareholders will bear the cost associated with such leverage.
RISK FACTORS
Risks Related to the Merger
Expenses. While the Funds currently estimate that the Merger will result in reduced aggregate expenses of the Combined Fund, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all. The Combined Fund may incur higher total expenses for a period after the completion of the Merger due to expenses associated with the Merger prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.
There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.
Each Fund will bear costs incurred in connection with the Merger. Because each Fund has already incurred costs attributable to the Merger and because the Funds are responsible for paying those costs, if a Fund’s respective shareholders do not approve their Fund’s Merger, such Fund will continue to be responsible for the costs arising from its proposed Merger even though its proposed Merger will not occur and those costs may be material.
Neither the Funds nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Merger (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Merger or other action taken by the shareholder in connection with the Merger). See “Additional Information about the Funds and the Merger—Board Considerations and Recommendation.”
Premium/Discount to NAV. As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Merger.

The common shares of each Fund have historically fluctuated between a discount and a premium. As of the date of this Proxy Statement/Prospectus, each Fund traded at a discount to its respective NAV. To the extent that the Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Merger, the Target Fund’s shareholders would have the potential for an economic benefit. To the extent that the Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Merger, the Target Fund’s shareholders may be negatively impacted if the Merger is consummated. The Acquiring Fund’s shareholders would only benefit from a discount perspective to the extent the post-Merger discount (or premium) improves.
There can be no assurance that, after the Merger, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Merger, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund’s current trading market price. In the Merger, shareholders of the Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Merger.
Tax Considerations. See “U.S. Federal Income Tax Consequences of the Merger” for a summary of certain U.S. federal income tax consequences of the Merger.
General Risks of Investing in the Funds
Investment and Market Risk. An investment in common shares of a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the common shares of a Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by a Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Common Stock Risk. Each Fund will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially. While broad market measures of common stocks have historically generated higher average returns than income securities, common stocks have also experienced significantly more volatility in those returns. Common stock in which each Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Concentration Risk. Each Fund’s investments will be concentrated in issuers in the natural resources industry. Because each Fund will be concentrated in the natural resources industry, it may be subject to more risks than if it were more broadly diversified over numerous industries industry. General changes in market sentiment towards MLPs and Other Natural Resources Companies may adversely affect the Funds, and the performance of MLPs and Other Natural Resources Companies may lag behind the broader market as a whole. Also, each Fund’s concentration in the natural resources industry may subject such Fund to a variety risks associated with that industry.

MLP and Other Natural Resources Company Risks. MLP and Other Natural Resources Companies are subject to certain risks, including, but not limited to, the following:
Commodity Price Risk. The return on each Fund’s investments in MLPs and Other Natural Resources Companies will be dependent on the operating margins received and cash flows generated by those companies from the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons. These operating margins and cash flows may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported natural resources, political instability, conservation efforts and governmental regulation. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. MLPs and Other Natural Resources Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain other MLPs and Other Natural Resources Companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some MLPs or Other Natural Resources Companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of MLP and Other Natural Resources Companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices.
Prices of oil and other energy commodities have experienced significant volatility during recent years. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The natural resources sector as a whole may also be impacted by the perception that the performance of natural resources sector companies is directly linked to commodity prices. As a result, many companies in which the Funds may invest have been and may continue to be adversely impacted by volatility of prices of energy commodities. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities and increased exports by Iran with the end of sanctions may increase supply, exacerbating oversupply of such commodities and further reducing commodity prices. Continued volatility of commodity prices could further erode such companies’ growth prospects and negatively impact such companies’ ability to sustain attractive distribution levels.

Cyclicality Risk. The operating results of companies in the broader natural resources sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the MLPs and Other Natural Resources Companies in which each Fund will invest.
Supply Risk. The profitability of MLPs and Other Natural Resources Companies, particularly those involved in processing, gathering and pipeline transportation, may be materially impacted by the volume of natural gas or other energy commodities available for transportation, processing, storage or distribution. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of MLPs and Other Natural Resources Companies and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC; and increased competition from alternative energy sources.

Demand Risk. A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an MLP’s or an Other Natural Resources Company’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.
Depletion Risk. Companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
Risks Related to Expansions and Acquisitions. MLPs and Other Natural Resources Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs or Other Natural Resources Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and Other Natural Resources Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the natural resources sector could reduce the growth rate of cash flows received by a Fund from MLPs and Other Natural Resources Companies that grow through acquisitions.
Competition Risk. The natural resources sector is highly competitive. The MLPs and Other Natural Resources Companies in which each Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the MLPs and Other Natural Resources Companies in which each Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Funds.
Weather Risk. Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and Other Natural Resources Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs and Other Natural Resources Companies, and could therefore adversely affect their securities.
Interest Rate Risk. The prices of the equity and debt securities of the MLPs and Other Natural Resources Companies each Fund expects to hold in its portfolio are susceptible in the short-term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain MLPs as a result of the increased availability of alternative investments with yields comparable to those of MLPs. Rising interest rates could adversely impact the financial performance of MLPs and Other Natural Resources Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.
Sub-Sector Specific Risk. MLPs and Other Natural Resources Companies are also subject to risks that are specific to the particular sub-sector of the natural resources sector in which they operate.
Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.
Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act. Demand and prices for coal may also be affected by current and proposed regulatory limitations on emissions from coal-fired power plants and the facilities of other coal end users. Such limitations may reduce demand for the coal produced and transported by coal companies. Certain coal companies could face declining revenues if they are unable to acquire additional coal reserves or other mineral reserves that are economically recoverable.

Marine Shipping. Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply areas and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country and the Fund’s investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.
Cash Flow Risk. Each Fund will derive substantially all of its cash flow from investments in equity securities of MLPs and Other Natural Resources Companies. The amount of cash that each Fund has available to distribute to shareholders will depend on the ability of the MLPs and Other Natural Resources Companies in which such Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The respective Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends, and may only have limited influence over Other Natural Resources Companies in that regard. The amount of cash that any individual MLP or Other Natural Resources Company can distribute to its investors, including the applicable Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the natural resources sector generally and the particular business lines of the issuer. Available cash will also depend on the MLP’s or Other Natural Resources Company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.
Regulatory Risk. The profitability of MLPs and Other Natural Resources Companies could be adversely affected by changes in the regulatory environment. MLPs and Other Natural Resources Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and Other Natural Resources Companies. MLPs and Other Natural Resources Companies may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicted at this time, they may impose additional costs or limit certain operations by MLPs and Other Natural Resources Companies operating in various sectors.
Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:
•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;
•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and
•
the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs and Other Natural Resources Companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.
There is an inherent risk that MLPs and Other Natural Resources Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and Other Natural Resources Companies, and the cost of any remediation that may become necessary. MLPs and Other Natural Resources Companies may not be able to recover these costs from insurance.
Proposals for voluntary initiatives and mandatory controls are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures, if adopted, could result in increased costs to certain companies in which the Fund may invest to operate and maintain natural resources facilities and administer and manage a greenhouse gas emissions program.
In the wake of a Supreme Court decision holding that the EPA has some legal authority to deal with climate change under the Clean Air Act, the federal government announced on May 14, 2007 that the EPA and the Departments of Transportation, Energy, and Agriculture would jointly write regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures if adopted could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Funds’ investments.
Environmental Risk. There is an inherent risk that MLPs and Other Natural Resources Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and Other Natural Resources Companies, and the cost of any remediation that may become necessary. MLPs and Other Natural Resources Companies may not be able to recover these costs from insurance.
In the wake of a Supreme Court decision holding that the EPA has some legal authority to deal with climate change under the federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Funds’ investments.
The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs and Other Natural Resources Companies and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.
Affiliated Party Risk. Certain MLPs and Other Natural Resources Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s or an Other Natural Resources Company’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s or Other Natural Resources Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s or an Other Natural Resources Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP or Other Natural Resources Company as a transaction with a non-affiliate.

Catastrophe Risk. The operations of MLPs and Other Natural Resources Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and Other Natural Resources Companies. MLPs and Other Natural Resources Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.
Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect companies in the energy sector in which the Target Fund invests and/or the energy sector generally.
Technology Risk. Some MLPs or Other Natural Resources Companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by MLPs or Other Natural Resources Companies may not result in viable methods or products. MLPs or Other Natural Resources Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some MLPs or Other Natural Resources Companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such MLPs or Other Natural Resources Companies may be considerably more volatile than that in more established segments of the economy.
Risks Associated with MLP Structure. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks (see “—Tax Risks of MLPs,” below) associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.
Because of each Fund’s investments in equity securities of MLPs, each Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, each Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which each such Fund’s distributions exceed its taxable income.
Adverse developments in the natural resources sector may result in MLPs seeking to restructure debt or file for bankruptcy. Limited partners in such MLPs, such as the Funds, may owe taxes on debt that is forgiven in a bankruptcy or an out-of-court restructuring, as cancellation of debt income, which creates a tax liability for investors without an associated cash distribution. While an MLP facing a debt restructuring may seek to implement structures that would limit the tax liability associated with the debt restructuring, there can be no assurance that such structures could be successfully implemented or would not have other adverse impacts on a Fund as an investor in the MLP.

Risks Associated with an Investment in IPOs. Each Fund may invest in initial public offerings (“IPOs”). Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, each Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to such Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of each Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when such Fund is able to do so. IPO securities may be volatile, and no Fund cannot predict whether investments in IPOs will be successful.
Risks Associated with an Investment in PIPE Transactions. Each Fund may invest in private investment in public equity (“PIPE”) transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.
Unseasoned Companies Risk. The Target Fund may invest in companies that (together with their predecessors) have shorter operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.
Privately Held Company Risk. Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which each Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk” below.
Tax Risks of MLPs. Each Fund’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it has no control. The benefit each Fund will derive from its investment in MLPs is largely dependent on the MLPs’ being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP generally has no U.S. federal income tax liability at the entity level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for  U.S. federal income tax purposes, it would be subject to federal income tax on its income at the tax rates applicable to corporations (generally 21%). In addition, if an MLP were to be classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by a Fund from it would be taxed under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the applicable Fund, likely causing a reduction in the value of such Fund’s common shares. Recently, a number of MLPs have reduced, suspended or eliminated their distributions. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Funds or the MLP Investments in which each Fund invests.
In addition, taxes, penalties, and interest associated with an audit of a partnership are generally assessed and collected at the partnership level. Accordingly, even if an MLP in which a Fund invests were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and such Fund, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of the common shares.

To the extent that a Fund invests in the equity securities of an MLP treated as a partnership under the Code, such Fund will be a partner in such MLP. Accordingly, such Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to such Fund. Historically, a significant portion of the income from MLPs has been offset by tax deductions. Each Fund will recognize taxable income on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by a Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits will be treated as a tax-advantaged return of capital. However, those distributions will reduce such Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by such Fund for U.S. federal income tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. For example, a significant slowdown in acquisition activity or capital spending by MLPs held in a Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in a decrease in the portion of the MLP’s distributions that is offset by tax deductions.
Liquidity Risk. The investments made by each Fund may be illiquid and consequently a Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the amount paid for such investments by such Fund or at prices approximating the value at which such Fund is carrying the securities on its books. Furthermore, the nature of each Fund’s investments may require a long holding period prior to profitability.
Although the equity securities of the companies in which each Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of each Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict each Fund’s ability to take advantage of other market opportunities.
Each Fund may invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and a Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, a Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the applicable Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The applicable Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in each Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
Tax Risks. Each Fund has selected to be treated, and intends to continue to qualify to be treated, as a regulated investment company (“RIC”) under section 851 of the Code. In order to continue to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as a Fund so qualifies, it will generally not be subject to U.S. federal income tax to the extent that it distributes annually such Fund taxable income and gains. There can be no assurance that each Fund will qualify as a RIC for any given year.
As a result of the Merger, the Target Fund will experience an “ownership change” for purposes of Section 382 of the Code and the Combined Fund’s ability to use capital loss carryforwards inherited from the Target Fund to offset future taxable income will be substantially limited. Although the capital loss carryforwards of the Combined Fund may be subject to tax loss limitation rules, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward without the Merger.

In addition to other risk considerations, an investment in each Fund’s common shares will involve certain tax risks, including, but not limited to, the risks summarized above and discussed in more detail elsewhere in this Joint Proxy Statement/Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of each Fund’s common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their tax advisors regarding the specific tax consequences that may affect such investors.
Equity Securities Risk. Master limited partnership common units and other equity securities of MLPs and Other Natural Resources Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resources sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP or Other Natural Resources Company (which, in the case of an MLP, is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs and Other Natural Resources Companies can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
MLP Subordinated Units. Master limited partnership subordinated units are not typically listed on an exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the minimum quarterly distribution (the “MQD”) has been paid to holders of common units, but prior to payment of incentive distributions to the general partner or managing member. Master limited partnership subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.
General Partner and Managing Member Interests. General partner and managing member interests are not publicly traded, though they may be owned by publicly traded entities such as GP MLPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. A general partner or managing member interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically by a supermajority vote of the limited partners or members.
Small-Cap and Mid-Cap Company Risk. Certain of the MLPs and Other Natural Resources Companies in which each Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap MLPs and Other Natural Resources Companies presents some particular investment risks. These MLPs and Other Natural Resources Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and Other Natural Resources Companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these MLPs and Other Natural Resources Companies may be less liquid than those of larger MLPs and Other Natural Resources Companies, and may experience greater price fluctuations than larger MLPs and Other Natural Resources Companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.
Risks Associated with U.S. Royalty Trusts. The U.S. royalty trusts in which the Target Fund invests are heavily invested in crude oil and natural gas. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unitholders (such as the Target Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
Risks Associated with Canadian Royalty Trusts and Canadian E&P Companies. Canadian royalty trusts are generally subject to similar risks as U.S. royalty trusts, as described above. However, unlike U.S. royalty trusts, Canadian royalty trusts and E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. They may have employees, issue new shares, borrow money, acquire additional properties, and manage the resources themselves. As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.

Under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. A trust that began public trading before November 1, 2006 did not become subject to the SIFT Rules until the first year of the trust that ended in 2011, or earlier if the trust exceeded “normal growth guidelines” incorporated by reference into the Income Tax Act (Canada). In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of common shares of the Target Fund.
Canadian Risk. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further affect Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.
Non-U.S. Securities Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
Certain countries in which the Acquiring Fund and the Combined Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: the possibility of expropriation or nationalization of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; restrictions on currency repatriation; economic, political or social instability; and diplomatic developments that could affect investments in those countries.
Because the Acquiring Fund and the Combined Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Acquiring Fund and the Combined Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Acquiring Fund’s and the Combined Fund’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced U.S. income tax rate currently available for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: growth of gross domestic product; rates of inflation; capital reinvestment; resources; self-sufficiency; and balance of payments position.

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. “Emerging market countries” generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Acquiring Fund’s and the Combined Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. As a result of these potential risks, the Investment Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.
Interest Rate Risk. Interest rate risk is the risk that fixed rate securities such as preferred and debt securities will decline in value because of increases in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Longer-term fixed rate securities are generally more sensitive to interest rate changes. Greater sensitivity to changes in interest rates typically corresponds to increased volatility and increased risk. Each Fund’s investment in such securities means that the net asset value and market price of, and distributions on, common shares will tend to decline if the market interest rates rise. Duration is a measure of sensitivity to changes in interest rates and reflects a variety of factors, including the maturity and variability, if any, of the interest rate and the call potential of the security. For this reason, duration should not be confused with maturity. If a portfolio has a duration of three years and interest rates increase by 1%, then, all else being equal, the portfolio would decline in value by approximately 3%. These risks may be greater in the current market environment because interest rates recently have declined significantly below historical average rates, and the Federal Reserve has begun to raise the Federal Funds rate.
The risk of loss on preferred securities due to rising market interest rates may be exacerbated by extension risk, which is the risk of a preferred security’s expected maturity and duration lengthening, and therefore the interest rate risk that it presents increasing, if and when market interest rates rise. Extension risk is caused by the fact that preferred securities are typically callable by the issuer, and callable fixed rate securities are more likely to be called in a lower market interest rate environment (because the issuer can refinance those securities at low current market rates); conversely, callable fixed rate securities become less likely to be called if market interest rates rise. Because rising market interest rates reduce the likelihood that an issuer will exercise its right to call a preferred security, such an interest rate rise causes the duration of that security, and therefore its interest rate risk going forward, to increase, thus increasing, in an accelerating manner, the degree to which any further interest rate rise will cause the security to lose value.
Additionally, the costs associated with any leverage used by each Fund are likely to increase when interest rates rise. Accordingly, the market price of each Fund’s common shares may decline when interest rates rise.
Interest Rate Hedging Risk. Each Fund may from time to time hedge against interest rate risk resulting from such Fund’s portfolio holdings and any leverage it may incur. Interest rate transactions each Fund may use for hedging purposes will expose the respective Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, each Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to such Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, each Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of its common shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of each Fund’s common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the applicable Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of leverage.

Arbitrage Risk. A part of the Investment Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Investment Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position. Certain derivatives transactions have economic characteristics similar to leverage.
Leverage Risk. Each Fund may use leverage through the issuance of Indebtedness or the issuance of preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the applicable Fund. Insofar as each Fund employs leverage in its investment operations, each Fund will be subject to increased risk of loss. In addition, each Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of leverage, including higher advisory fees. Similarly, any decline in the net asset value of each Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of a Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if such Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Leverage creates a greater risk of loss, as well as potential for more gain, for each Fund’s common shares than if leverage is not used. Preferred shares or debt issued by a Fund would have complete priority upon distribution of assets over common shares. Depending on the type of leverage involved, a Fund’s use of leverage may require the approval of its Board of Trustees. Each Fund expects to invest the net proceeds derived from any leveraging according to the investment objective and policies described in this Joint Proxy Statement/Prospectus. So long as a Fund’s portfolio is invested in securities that provide a higher rate of return than the distribution rate or interest rate of the leverage instrument or other borrowing arrangements, after taking its related expenses into consideration, the leverage will cause such Fund’s common shareholders to receive a higher rate of income than if it were not leveraged. There is no assurance that any Fund will continue to utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of such Fund’s total return. The net asset value of each Fund’s common shares will be reduced by the fees and issuance costs of any leverage.
Leverage creates risk for holders of each Fund’s common shares, including the likelihood of greater volatility of net asset value and market price of the shares. Risk of fluctuations in distribution rates or interest rates on leverage instruments or other borrowing arrangements may affect the return to the holders of each Fund’s common shares. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to the applicable Fund), the applicable Fund’s returns will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage  (including increased expenses to the applicable Fund), the applicable Fund’s returns will be less than if leverage had not been used, and therefore, the amount available for distribution to such Fund’s common shareholders will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain such Fund’s leveraged position if it expects that the benefits to such Fund’s common shareholders of so doing will outweigh the current reduced return. Under normal market conditions, each Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to the respective Fund), which would enhance returns to such Fund’s common shareholders. The fees paid to the Investment Adviser will be calculated on the basis of each Fund’s Managed Assets, which include proceeds from leverage instruments and other borrowings. During periods in which a Fund uses leverage, the investment management fee payable to the Investment Adviser will be higher than if such Fund did not use a leveraged capital structure. Consequently, each Fund and the Investment Adviser may have differing interests in determining whether to leverage such Fund’s assets. The Board of Trustees will monitor each Fund’s use of leverage and this potential conflict.
Securities Lending Risk. Each Fund may lend its portfolio securities (up to a maximum of one-third of Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of each Fund. Securities lending is subject to the risk that loaned securities may not be available to the applicable Fund on a timely basis and such Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by such Fund and would adversely affect such Fund’s performance. In addition, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

Non-Diversification Risk. Each Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, each Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in a Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such Fund’s shares.
Valuation Risk. Market prices may not be readily available for certain of each Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect a Fund’s ability to determine such investment’s net asset value. The sale price of securities that are not readily marketable may be lower or higher than the respective Fund’s most recent determination of their fair value.
In addition, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, a Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.
When determining the fair value of an asset, the Investment Adviser seeks to determine the price that the applicable Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.
Portfolio Turnover Risk. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. Each Fund anticipates that its annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the applicable Fund. High portfolio turnover may result in an increased realization of net short-term capital gains or capital losses by the applicable Fund.
Strategic Transaction Risk. Each Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments. Each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. In addition, amounts paid by a Fund as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions, are not otherwise available to such Fund for investment purposes. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Act, which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on the Funds or will not impair the ability of the Funds to implement certain Strategic Transactions or to achieve their investment objectives. Although the Investment Adviser seeks to use Strategic Transactions to further each Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Convertible Instrument Risk. Each Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Each Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by a Fund is called for redemption, such Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of that Fund.
Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. Such Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances.
Short Sales Risk. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss.
A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The respective Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the respective Fund borrowed the security regarding repaying amounts received by the Fund on such security, such Fund may not receive any payments (including interest) on the Fund’s collateral deposited with such broker-dealer
Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of each Fund’s common shares and distributions can decline.
Deflation Risk.  Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of each Fund’s portfolio.
Debt Securities Risk. Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.
Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. A Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in a Fund’s portfolio are called or redeemed, that Fund may be forced to reinvest in lower yielding securities.
Preferred Stock Risk. Preferred stocks combine some of the characteristics of both common stocks and debt securities. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like debt securities. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of distributions. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock distributions are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which each Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in “—Convertible Instrument Risk.”
Below Investment Grade Securities (Junk Bonds) Risk. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than those securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.
The prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the natural resources industry or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for a Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in a Fund’s portfolio in the payment of principal or interest, such Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.
Other Investment Companies Risk. Each Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). The market value of their shares may differ from the net asset value of the particular fund. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if a Fund invests in such investment companies or investment funds, such Fund’s shareholders will bear not only their proportionate share of the expenses of the respective Fund (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent each Fund invests in other investment companies, each Fund will be dependent upon the investment and research abilities of persons other than the Investment Adviser.

ETN and ETF Risk. An exchange-traded note (“ETN”) or exchange-traded fund (“ETF”) that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. In addition, certain securities that are part of the index tracked by an ETN or ETF may, at times, be unavailable, which may impede the ETN’s or ETF’s ability to track its index. An ETF that uses leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the applicable Fund. If a Fund invests in ETFs, such Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying ETF. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.
Investment Management Risk. Each Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that they will produce the desired results.
The decisions with respect to the management of each Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board of Trustees. Investors have no right or power to take part in the management of their respective Funds. The Investment Adviser also is responsible for all of the trading and investment decisions of each Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of each Fund will be wound-up and its assets will be liquidated.
Dependence on Key Personnel of the Investment Adviser. Each Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the natural resources sector. In particular, each Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Funds’ investments. The portfolio managers have equity interests and other financial incentives to remain with the firm. Each Fund will also depend on the senior management of the Investment Adviser, including particularly Jerry V. Swank. The departure of Mr. Swank or another of the Investment Adviser’s senior management could have a material adverse effect on each Fund’s ability to achieve its investment objective. In addition, each Fund can offer no assurance that the Investment Adviser will remain its investment adviser, or that any Fund will continue to have access to the Investment Adviser’s industry contacts and deal flow.
Conflicts of Interest with the Investment Adviser. Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other client accounts and funds managed or advised by the Investment Adviser, in which each Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Funds. Any of their proprietary accounts and other customer accounts may compete with a Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for each Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to a Fund’s. Situations may occur when each Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for a Fund and the other accounts, limiting the size of a Fund’s position, or the difficulty of liquidating an investment for a Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, each Fund’s Board of Trustees and officers have a fiduciary obligation to act in that Fund’s best interest.

Each Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs and Other Natural Resources Companies. In addition, to the extent that the Investment Adviser sources and structures private investments in MLPs and Other Natural Resources Companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and Other Natural Resources Companies, such as acquisitions that may not be announced to the public. It is possible that each Fund could be precluded from investing in a company about which the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.
The Investment Adviser manages several other client accounts and funds. Some of these other client accounts and funds have investment objectives that are similar to or overlap with the Funds. Furthermore, the Investment Adviser may at some time in the future manage additional client accounts and investment funds with the same investment objective as one or more Funds.
The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients’ accounts and funds in which each Fund will have no interest. Investment decisions for each Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by each Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position a Fund may obtain.
Each Fund’s investment opportunities may be limited by investment opportunities that the Investment Adviser is evaluating for other clients’ accounts and funds. To the extent a potential investment is appropriate for a Fund and one or more of the Investment Adviser’s other client accounts or funds, the Investment Adviser will need to fairly allocate that investment to the respective Fund or another client account or fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for a Fund in which the Fund cannot invest under the particular allocation method being used for that investment.
Under the 1940 Act, each Fund and such other client accounts or funds managed or advised by the Investment Adviser may be precluded from co-investing in certain private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which a Fund invests. To the extent a Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to such Fund and its other client accounts and funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to another client account or fund managed or advised by the Investment Adviser rather than to the applicable Fund.
The management fees payable to the Investment Adviser are based on the value of each Fund’s Managed Assets, as periodically determined. A portion of each Fund’s Managed Assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although each Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. See “—Valuation Risk.”
Skadden, Arps, Slate, Meagher & Flom LLP, counsel to each Fund in the Merger, also represents the Investment Adviser. Such counsel does not purport to represent the separate interests of the investors and has assumed no obligation to do so. Accordingly, the investors have not had the benefit of independent counsel in the structuring of each Fund or determination of the relative interests, rights and obligations of the Investment Adviser and the investors.

Reliance on Service Providers. Each Fund relies upon service providers to perform certain functions, which may include functions that are integral to the operations and financial performance of the respective Fund. Fees and expenses of these service providers are borne by the applicable Fund, and therefore indirectly by common shareholders. Failure by any service provider to carry out its obligations to a Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to such Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on such Fund’s performance and ability to achieve its investment objective. The termination of a Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of that Fund and could have a material adverse effect on such Fund’s performance and ability to achieve its investment objective.
Technology Risk. As the use of Internet technology has become more prevalent, each Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by a Fund, its service providers, or issuers of the securities in which such Fund invests to reduce technology and cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds.
Cyber Security Risk. Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that each Fund and its service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support each Fund and its service providers. Cyber-attacks against or security breakdowns of each Fund or its service providers may adversely impact such Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the respective Fund to process transactions; inability to calculate each Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. Each Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which each Fund invests, which may cause such Fund’s investment in such issuers to lose value. There can be no assurance that each Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.
Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that each Fund’s net asset value could decrease as a result of its investment activities. Although the value of each Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, distribution and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of distributions or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. Common shares of each Fund are designed primarily for long-term investors; investors in common shares should not view their respective Fund as a vehicle for trading purposes.
Recent Economic Events. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect each Fund, including by making valuation of some of each Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in each Fund’s holdings. If there is a significant decline in the value of a Fund’s portfolio, this may impact the asset coverage levels for such Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and each Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, each Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair each Fund’s ability to achieve its investment objective.
Legal and Regulatory Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of each Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which each Fund invests, which may adversely impact the value of the Funds’ portfolio holdings, and on derivative transactions entered into by each Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Fund or will not impair the ability of the issuers of the assets held in such Fund to achieve their business goals, and hence, for such Fund to achieve its investment objective.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covered a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect each Fund or its counterparties.
The current presidential administration has called for, and in certain instances has begun to implement, significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule, and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although the Funds cannot predict the impact, if any, of these changes to each Fund’s business, they could adversely affect each Fund’s business, financial condition, operating results and cash flows. Until each Fund knows what policy changes are made and how those changes impact each Fund’s business and the business of each Fund’s competitors over the long term, each Fund will not know if, overall, a Fund will benefit from them or be negatively affected by them.
The Tax Cuts and Jobs Act (the “TCJA”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including changes to the manner in which depreciation deductions are calculated and substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, changes that affect the timing of the recognition of certain items of income and significant changes to the international tax rules. The effect of these, and the many other, changes made in the TCJA is uncertain, both in terms of their direct effect on the taxation of an investment in the common shares of each Fund or each Fund’s investments in MLP interests or other securities and their indirect effect on the value of such Fund’s common shares or market conditions generally. Furthermore, many of the provisions of the TCJA still require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. Technical corrections legislation also may be proposed with respect to the TCJA, the effect of which cannot be predicted.

Additionally, regulatory actions taken may impact different sectors of the energy and natural resources markets in disparate ways or may impact specific issuers in a given sector in differing ways. The Investment Adviser cannot predict the effects of changing regulations or policies on MLPs, MLP Investments, or each Fund’s portfolio, and each Fund may be affected by governmental action in ways that are not foreseeable. There is a possibility that such actions could have a significant adverse effect on each Fund and its ability to achieve its investment objective.
LIBOR Risk. Instruments in which each Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Each Fund and issuers of instruments in which each Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by each Fund and/or issuers of instruments in which each Fund may invest may also reference LIBOR. Each Fund utilizes leverage or borrowings primarily based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.
In August 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. In December 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR. The Federal Reserve Bank of New York published these alternative rates in April 2018.
UK Departure from EU Risk. On Thursday June 23, 2016, voters in the United Kingdom referendum (the “Referendum”) on the question of whether to remain or leave the EU voted in a majority in favor of leaving the EU. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and financial markets generally. In March 2017, the British Parliament passed a bill authorizing the British Government to invoke Article 50 of the Treaty on European Union – the formal process of withdrawing from the EU. Invoking Article 50 gives the United Kingdom two years to negotiate a separation with the other members of the EU. In January 2019, a plan to implement the UK’s departure from the EU was rejected by the British Parliament. On October 28, 2019, the European Council and the United Kingdom agreed to extend the time period for the UK’s departure from the EU to January 31, 2020. Following a period of impasse within the UK Parliament, the UK held a general election on December 12, 2019 in which the Conservative Party, which is in favor of the UK’s withdrawal from the EU, won a significant majority. On January 29, 2020, the European Parliament voted to approve the UK’s withdrawal from the EU as of January 31, 2020. The consequences of the UK’s departure from the EU are not at this time known. However, the Referendum has led to significant uncertainty in the business, legal and political environment.

Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility, macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Funds), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.
Redenomination Risk. The result of the Referendum, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the European Monetary Union (the “EMU”) or even the collapse of the euro as a common currency, has created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of each Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of each Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, each Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. Each Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Terrorism and Market Disruption Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the United Kingdom’s pending withdrawal from the EU and the resulting profound and uncertain impacts on the economic and political future of the United Kingdom, the exit or potential exit of one or more countries from the EU or the EMU, the EU and global financial markets, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration, global pandemics, disease outbreak or other public health concerns, such as outbreaks of novel coronavirus, and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. Each Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. Each Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which each Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. Each Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Not a Complete Investment Program. Each Fund is intended for investors seeking a high level of total return with an emphasis on current income. Each Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of each Fund should not be considered a complete investment program. Each shareholder should take into account their respective Fund’s investment objective as well as the shareholder’s other investments when considering an investment in a Fund.
Risks Associated with Offerings of Additional Common Shares. The voting power of current common shareholders will be diluted to the extent that current common shareholders do not purchase common shares in any future offerings of common shares or do not purchase sufficient common shares to maintain their percentage interest. If a Fund is unable to invest the proceeds of such offering as intended, such Fund’s per common share distribution may decrease and such Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If a Fund sells common shares at a price below net asset value per share pursuant to the consent of common shareholders, shareholders will experience a dilution of the aggregate net asset value per common share because the sale price will be less than the respective Fund’s then-current net asset value per common share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the respective Fund’s then-current net asset value per common share, shareholders would experience a dilution of the aggregate net asset value per common share. This dilution will be experienced by all shareholders, irrespective of whether they purchase common shares in any such offering.
Anti-Takeover Provisions Risk. Each Fund’s declaration of trust and by-laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of such Fund or to change the composition of its Board of Trustees. For example, each Fund’s declaration of trust limits the ability of persons to beneficially own (within the meaning of Section 382 of the Code) more than 4.99% of the outstanding common shares of each Fund. This restriction is intended to reduce the risk of each Fund undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit a Fund’s ability to use a capital loss carryforward and certain unrealized losses (if such tax attributes exist). In general, an ownership change occurs if 5% shareholders (and certain persons or groups treated as 5% shareholders) of a Fund increase their ownership percentage in such Fund by more than 50 percentage points in the aggregate within any three-year period ending on certain defined testing dates. If an ownership change were to occur, Section 382 would impose an annual limitation on the amount of post-ownership change gains that the applicable Fund may offset with pre-ownership change losses, and might impose restrictions on such Fund’s ability to use certain unrealized losses existing at the time of the ownership change. Such a limitation arising under Section 382 could reduce the benefit of such Fund’s then-existing capital loss carryforward or unrealized losses, if any. These ownership restrictions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over a Fund. Such attempts could have the effect of increasing the expenses of the applicable Fund and disrupting the normal operation of such Fund. In addition, these ownership restrictions may reduce market demand for each Fund’s common shares, which could have the effect of increasing the likelihood that each Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount.
ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE MERGER
General
The Merger seeks to combine two funds that have the same Board members and substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. See “Comparison of the Funds.”
The Board of each Fund, including the Independent Trustees, has unanimously approved the Merger, including the Merger Agreement. Assuming each Fund’s shareholders approve the Merger, the Target Fund will merge directly with and into the Acquiring Fund and, in connection with the Merger, the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. The Target Fund will terminate its registration under the 1940 Act after the completion of the Merger. The Acquiring Fund will continue to operate after the Merger as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In the Merger, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in the Merger will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to the Merger, less the applicable costs of the Merger including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with the Merger (although Target Fund shareholders may receive cash for their fractional common shares). In the Merger, shareholders of the Target Fund will receive Acquiring Fund Shares based on the relative NAV (not the market value) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Merger.
No fractional Acquiring Fund Shares will be issued (except for shares held in a dividend reinvestment plan account). In the event there are fractional Acquiring Fund Shares in an account other than a dividend reinvestment plan account, the Acquiring Fund’s transfer agent will aggregate all such fractional all fractional Acquiring Fund Shares to be issued in connection with the Merger (other than those issued to a dividend reinvestment plan account) and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund share certificates. See “—Terms of the Merger Agreement—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by Target Fund common shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund Shares, if any).
Following the Merger, the Acquiring Fund will be the accounting survivor.
Terms of the Merger Agreement
The following is a summary of the significant terms of the Merger Agreement. This summary is qualified in its entirety by reference to the Form of Merger Agreement attached as Appendix B to this Joint Proxy Statement/Prospectus.
Valuation of Assets and Liabilities. The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by the such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Adviser, will accrue at the Valuation Time.
Amendments and Conditions. The Merger Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Merger Agreement and approval of the Merger, no amendment or modification may be made which by law requires further approval by such shareholders without such further approval. The obligations of each Fund pursuant to the Merger Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Merger Agreement by the shareholders of the Target Fund, approval of the Merger by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.
Postponement; Termination. Under the Merger Agreement, the Board of any Fund may cause the Merger to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Merger Agreement may be terminated, and the Merger abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the Merger Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates. The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder’s proportionate interest in the aggregate NAV (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.
Please do not send in any share certificates at this time. Upon consummation of the Merger, shareholders of the Target Fund will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares and, if applicable, cash in lieu of fractional common shares.
From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Fund. If, after the Closing Date, certificates representing common shares of the Target Fund are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Fund’s common shares in the Merger.
Costs of the Merger. Each Fund will bear costs incurred in connection with the Merger. The costs incurred in connection with the Merger include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, costs incurred in connection with the preparation of the Merger Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Merger, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar costs incurred in connection with the Merger.

Costs specific to one of the Funds are borne by such Fund as incurred. With respect to any costs incurred in connection with the Merger that are not attributable to a specific Fund, such costs will be allocated in proportion to each Fund’s estimated expense savings, based on the reduction in Total Expense Ratio (excluding interest expense and after giving effect to fee waivers) on a pro forma basis for the 12-month period ended November 30, 2019. The total costs of the Merger is estimated to be approximately $428,095, of which approximately $137,760 would be borne by the Target Fund (approximately $0.06 per common share of the Target Fund) and approximately $290,335 would be borne by the Acquiring Fund (approximately $0.04 per common share of the Acquiring Fund).

Because each Fund has already incurred costs attributable to the Merger and because the Funds are responsible for paying those costs, if each Fund’s respective shareholders do not approve the Merger, each Fund will continue to be responsible for the costs already incurred arising from the Merger, even though its proposed action will not occur and those costs may be material.
Board Considerations and Recommendation
The Board of each Fund discussed and considered matters relating to the Merger proposals at a meeting held on January 30, 2020. During the course of the meeting, the Board of each Fund requested, received and discussed information from various parties, including presentations from Fund management regarding the rationale for the Merger and potential benefits and costs that may accrue to each Fund as a result. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. During the course of each Board’s deliberations, the Independent Trustees of each Fund were represented by separate independent counsel.

At the Board Meeting, the Board of each Fund, including the Independent Trustees, unanimously concluded that completion of the Merger would be in the best interests of such Fund and that the interests of its existing shareholders would not be diluted with respect to NAV as a result of the Merger. The Boards’ determinations were made on the basis of each Trustee’s business judgment after consideration of relevant factors taken as a whole with respect to each Fund and its shareholders, although individual Trustees may have placed different weight and assigned different degrees of importance to various factors. In reaching its determinations, the Board of each Fund considered a number of factors, including, but not limited to, the factors discussed below. Based on its deliberations:
The Target Fund’s Board recommends that shareholders of the Target Fund vote “FOR” the Target Fund’s proposed Merger.
The Acquiring Fund’s Board recommends that shareholders of the Acquiring Fund vote “FOR” the Acquiring Fund’s proposed Merger.
Potential for Improved Economies of Scale and a Lower Expense Ratio. The Board considered the fees and Total Expense Ratio of each Fund. The Board noted that the Funds had estimated that the completion of the Merger would result in a Total Expense Ratio (including interest expense and after giving effect to fee waivers) for the Combined Fund of 3.45% on a pro forma basis for the 12-month period ended November 30, 2019, representing a reduction in the Total Expense Ratio of 0.25% for the Target Fund and 0.28% for the Acquiring Fund. The Board noted that while each Fund is permitted to utilize borrowings to the maximum extent permitted under the 1940 Act, as of November 30, 2019, while the Acquiring Fund, and the pro forma Combined Fund, utilized leverage equal to 29.3% and 27.0% of Managed Assets, respectively, the Target Fund utilized a lower level of leverage equal to 15.7% of its Managed Assets. Therefore, the Board considered the Fund’s Total Expense Ratios (excluding interest expense and after giving effect to fee waivers), and noted that the completion of the Merger would result in a Total Expense Ratio (excluding interest expense and after giving effect to fee waivers) for the Combined Fund of 2.20% on a pro forma basis for the 12-month period ended November 30, 2019, representing a reduction in the Total Expense Ratio (excluding interest expense and after giving effect to fee waivers) of 0.67% for the Target Fund and 0.17% for the Acquiring Fund. The Board noted that under each of the considered metrics, each Fund experienced a reduction in Total Expense Ratio. The Board noted, however, that there can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (if any) will vary if only one of the proposed Merger closes.

The Board noted that the contractual investment management fee of the Combined Fund will be identical to that of the Acquiring Fund, which are lower than that of the Target Fund. For the period ended November 30, 2019, the contractual investment management fees were as follows: Target Fund: 1.50% of its Managed Assets; Acquiring Fund: 1.25% of its Managed Assets. The contractual investment management fee of the Combined Fund will be 1.25% of its Managed Assets. The Board noted that the Investment Adviser had agreed to waive a portion of the Target Fund’s and Acquiring Fund’s investment management fee in an amount equal to 0.50% and 0.25%, respectively, of each Fund’s Managed Assets through February 1, 2021, and that the Investment Adviser has agreed to waive a portion of the Combined Fund’s investment management fee in an amount equal to 0.25% of the Combined Fund’s Managed Assets for a period of one year from the date of this Proxy Statement/Prospectus.
Potential for Improved Secondary Market Trading. While it is not possible to predict trading activity at the time the Merger close or thereafter, the Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares because it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s shareholders when purchasing or selling Combined Fund shares and potential for improved premium/discount levels for the Combined Fund’s common shares.
Potential for Increased Coverage by Investment Analysts and Improved Premium/Discount Levels. The Board considered that the larger size of the Combined Fund may attract more coverage by analysts, which could lead to greater market demand for shares of the Combined Fund and the potential for improved premium/discount levels.
Less Risk of Portfolio Disruption Benefits. The Board noted that the larger size and potentially improved premium/discount levels of the Combined Fund may reduce the likelihood that the Combined Fund would be targeted by short-term activist shareholders. The Board noted that shareholder activism within the closed-end fund market has increased in recent years. The Board considered that while certain types of shareholder activism (particularly in the corporate sector) may provide some level of accountability, activist shareholders within the closed-end fund marketplace are often primarily focused on making short-term profits, which may be disruptive to a fund’s long-term investment objective and contrary to the interests of long-term shareholders. The Board noted that short-term activist shareholders often target smaller closed-end funds trading at persistent significant discounts and that activist attacks are costly for the targeted funds because of the significant legal expenses involved in defending the fund and the practical risk of being either open-ended or liquidated or of having to reduce assets to provide a liquidity event to avoid one of these outcomes. Any of these situations deplete fund resources. The Board noted that even if the targeted fund maintains its closed-end status, an activist attack can result in a forced fire sale of a portion of the fund’s assets, limited future income earnings and an increased expense ratio. The Board noted that one of the benefits of the closed-end fund structure is that a fund’s capital base is not disturbed by investor inflows or outflows. The Combined Fund may be less likely to have to devote attention to potential activist-generated liquidity events and therefore may be better positioned to seek to achieve its investment objective by investing for the long-term.

Potential for Operating and Administrative Efficiencies. The Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size. The Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model and potential benefits from the elimination of complexities involved with having similar Funds, including easier product differentiation for shareholders of the Combined Fund and potential investors and reduced risk of operational, legal and financial errors. While there are anticipated to be certain ancillary benefits to the Investment Adviser as a result of streamlining the management of the Funds, the Board noted that the primary beneficiaries will be the Funds’ shareholders. The Board considered that shareholders are expected to benefit from a consolidated and more efficient fund structure that eliminates potential confusion regarding the nuances of each of the Funds and increases the attractiveness of the Combined Fund to potential investors, while also reducing expenses for shareholders going forward as discussed above.
Compatibility of the Investment Objectives, Policies and Related Risks. The Board noted that each Fund’s shareholders will remain invested in a NYSE-listed, closed-end management investment company that will have substantially greater net assets and substantially similar (but not identical) investment objectives and investment policies and, as a result, the style and risk/return profile of the Combined Fund will remain comparable to those of its Target Fund shareholders’ current investments, subject to the differences described in “Comparison of the Funds.”
Maintaining Exposure to the Energy, Infrastructure and Natural Resources Sectors. The Merger will allow existing shareholders of the Target Fund to continue their investment in an energy, infrastructure and natural resources focused fund that will benefit from the broader mandate, while maintaining the continuity of a substantially similar investment objective.
Consistency of Day-to-Day Portfolio Management. The Board noted that, after the Merger, the Investment Adviser would continue its current role as investment adviser and Jerry V. Swank and Paul Euseppi, portfolio managers to the Acquiring Fund will continue their roles as portfolio managers to the Combined Fund. Nick English will remain part of the Investment Adviser’s research and portfolio management team. As a result, each Fund’s shareholders are expected to benefit from the continuing experience and expertise of the entire portfolio management team. The Board noted that annually the Board considers the renewal of the Investment Adviser’s investment management agreement with each Fund. The Board noted that in the course of its most recent prior evaluation of the Investment Adviser’s investment management agreement each Fund, it had received and considered various data and information regarding the nature, extent and quality of services provided to each Fund by the Investment Adviser and the trustees had concluded that the nature, extent and quality of the investment management services provided to each Fund by the Investment Adviser were satisfactory.
Anticipated Tax-Free Merger. Each Board noted that it is anticipated that shareholders of its Fund will generally not recognize gain or loss for U.S. federal income tax purposes as a result of the Merger (except with respect to cash received in lieu of fractional shares and with respect to distributions of undistributed net investment income), as the Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
Terms of the Merger and Impact on Shareholders. The Board noted that the aggregate NAV (not the market value) of the shares of the Combined Fund that Target Fund shareholders will receive in the Merger is expected to equal the aggregate NAV (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Merger, and the NAV of Target Fund shares will not be diluted as a result of the Merger. No fractional common shares of the Acquiring Fund will be issued to shareholders in connection with the Merger, and Target Fund shareholders will receive cash in lieu of such fractional shares.

Effect on Shareholder Rights. The Board noted that the Funds are organized as Delaware statutory trusts and the governing documents of the Combined Fund are substantially identical to those of the Target Fund. The Board also noted that the common shareholders of each Fund have the same voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.
Capital Loss Carryforwards Considerations. The Board considered that capital loss carryforwards of the Combined Fund attributable to the Target Fund will be subject to tax loss limitation rules by reason of the Target Fund undergoing an ownership change in the Merger. The Board considered the timing of expiration of the capital loss carryforwards and the likelihood of utilization of such capital loss carryforwards were they not limited as a result of the Merger. Each Board also considered that the ability of the Target Fund to fully utilize its existing capital loss carryforwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.
Potential Effects of the Mergers on Earnings and Distributions. The Board considered the projected earnings of the investment portfolio of the Combined Fund. The Board noted that the Combined Fund currently expects to continue to pay monthly distributions, if and when declared by the Board, in an amount representing a distribution rate similar to the current distribution rate of the Acquiring Fund.  In evaluating the effects of the Merger on earnings and distributions, the Board considered a number of factors, including capital loss carryforwards, leverage costs and the portion of each Fund’s distribution that has been comprised of net investment income and other sources and projections for the portion of the Combined Fund’s distribution that was expected to be comprised of net investment income and other sources. The Board also considered distribution rates and policies of similar closed-end funds. The Board considered each Fund’s distribution rate as a percentage of NAV (based on the latest declared distribution annualized and NAV as of a recent date)  and noted that the Acquiring Fund’s distribution rate was greater than the distribution rate of the Target Fund. (Based on the NAV per share as of January 2, 2020, the Target Fund’s distribution rate was 6.25%, and the Acquiring Fund’s distribution rate was 9.74%).
Potential Effects of the Mergers on Undistributed Net Investment Income. The Board noted that all of the undistributed net investment income (“UNII”), if any, of each Fund is expected to be distributed to such Fund’s respective shareholders prior to the Merger if the Merger is approved by shareholders, but noted that the Funds were not expected to have positive UNII balances prior to the Merger, in which case no such distributions would be required.
Compatibility of Leverage Facilities. The Board noted that while each Fund is permitted to utilize borrowings to the maximum extent permitted under the 1940 Act, the Acquiring Fund, and the pro forma Combined Fund, utilized levels of leverage, as a percentage of their Managed Assets, that were greater than the Target Fund. The Board considered that while the higher leverage levels of the Combined Fund relative to the Target Fund would result in increased leverage risk and leverage expense for former Target Fund shareholders, such shareholders would also get the benefit of increased leverage, noting that for the most recently ended fiscal year the NAV return for the Acquiring Fund was above the cost of leverage and the Acquiring Fund’s leverage was beneficial to shareholders for such period.
Expected Costs of the Merger. The Board considered the terms and conditions of the Merger Agreement, including the estimated costs associated with the Merger and the allocation of such costs among the Funds. The Board considered the expected benefits of the Merger for each Fund, including estimated expense savings for each Fund as a result of the Merger, and each Board determined that in consideration of such benefits, it would be reasonable for each Fund to pay a portion of the total costs of the Merger in proportion to each Fund’s estimated expense savings, based on the reduction in Total Expense Ratio (excluding interest expense and after giving effect to fee waivers) on a pro forma basis for the 12-month period ended November 30, 2019. The Board considered that the total costs of the Merger was estimated to be approximately $428,095, and based on the expense allocation described above, approximately $137,760 would be borne by the Target Fund (approximately $0.06 per common share of the Target Fund), and approximately $290,335 would be borne by the Acquiring Fund (approximately $0.04 per common share of the Acquiring Fund).

The Board considered whether the Investment Adviser should bear a portion of the Merger costs and concluded that, given that post-merger, the Investment Adviser would be providing services to the larger Combined Fund, the Acquiring Fund’s contractual management fee as a percentage of Managed Assets would not increase (and would be lower than the current contractual management fee of the Target Fund), the Investment Adviser had agreed to extend the Acquiring Fund’s fee waiver for a period of one year from the date of this Proxy Statement/Prospectus and the ancillary benefits to the Investment Adviser are expected to be minimal, it would be reasonable for the Investment Adviser not to share in the costs of the Merger.

Portfolio Repositioning. The Board considered that minimal portfolio repositioning was expected as a result of the Merger. The Board also considered that the Funds’ holdings were in markets with significant liquidity and low trading costs. Accordingly, the Board noted that the Combined Fund is not expected to experience significant costs in combining the portfolio holdings of the Funds. The Board noted that management currently anticipates that transaction costs associated with portfolio repositioning transactions will be de minimis (approximately 0.01% of the Managed Assets of the Combined Fund), although such estimates are subject to change based upon market conditions at the time of the Merger and other factors. In addition, the Combined Fund may incur capital losses or gains in connection with sales of portfolio securities that will occur in connection with the integration of the Funds’ portfolios although management does not currently anticipate generating capital gains that would not be offset by capital loss carryforwards. The portfolio repositioning is expected to occur after the closing of the Merger in connection with trading in the Combined Fund’s portfolio in the ordinary course. Therefore expenses associated with such transactions will be incurred by all shareholders in the Combined Fund.
Potential Effects of the Mergers on Premium/Discount to NAV. Each Board noted that the common shares of its Fund have historically traded at a discount and have done so in recent periods. The Board noted that for the fiscal year ended November 30, 2019, the average daily discount of the Target Fund was 16.3% and the average daily discount of the Acquiring Fund was 11.9%. The Target Fund Board noted that to the extent the Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Merger, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Board also noted that to the extent the Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Merger, the Target Fund’s shareholders may be negatively impacted if the Merger is consummated. The Board also considered the extent to which other benefits described herein, such as greater secondary market liquidity, a more diversified shareholder base or increased analyst coverage, could over time result indirectly in improved premium/discount levels.
Potential Benefits to the Investment Adviser and their Affiliates. The Board recognized that the Merger may result in some benefits and economies of scale for the Investment Adviser. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund in the fund complex. The Board was advised by the Investment Adviser that such benefits and economies of scale are expected to be minimal. The Board noted that the contractual investment management fee of the Combined Fund will be 1.25%, which is lower than the current contractual investment management fee of the Target Fund and the same as the current contractual investment management fee of the Acquiring Fund.
Alternatives to the Mergers. In reaching its decision to approve the Merger, the Board of such Fund considered various alternatives, including continuing to operate each Fund as a separate fund.
Conclusion. Each Board, including the Independent Trustees, separately approved the Merger, concluding that the Merger is in the best interests of the Fund and that the interests of existing shareholders of such Fund will not be diluted as a result of the Merger. Each Board’s determinations were made on the basis of each Trustee’s business judgment after consideration of relevant factors taken as a whole with respect to such Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of importance to various factors.
U.S. Federal Income Tax Consequences of the Merger
The following is a general summary of U.S. federal income tax consequences of the Merger to U.S. holders of Target Fund common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. For example, non-U.S. holders of Target Fund common shares may be subject to rules that differ significantly from those described below, including the possibility that the Merger could be a taxable exchange for such holders if the Target Fund common shares are treated as “United States real property interests” under the Code in the hands of such holders. No ruling has been or will be obtained from the IRS regarding any matter relating to the Merger. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their tax advisers regarding the U.S. federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Merger that the Target Fund and the Acquiring Fund each receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”) dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Target Fund and the Acquiring Fund and assume, among other things, that the Merger will be consummated in accordance with the Merger Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If a Merger were not to qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.
As a reorganization, the U.S. federal income tax consequences of the Merger can be summarized as follows:
1.	No gain or loss will be recognized by the Acquiring Fund by reason of the Merger.
2.
No gain or loss will be recognized by the Target Fund upon the Merger, except that gain or loss may be recognized with respect to any asset as to which any unrealized gain or loss is required to be recognized under the U.S. federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

3.
No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of its Target Fund common shares solely for Acquiring Fund Shares pursuant to the Merger (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

4.
The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Merger will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Share for which cash is received).

5.
The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Merger will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor.

6.
A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund Share in connection with the Merger will be treated as having received cash in exchange for such fractional Acquiring Fund Share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund Share will generally recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund Share. The capital gain or loss will generally be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Merger is consummated.

7.
Subject to adjustments for any asset on which gain or loss is recognized upon the Merger as described in paragraph 2 above, the Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Merger will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Merger, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to RICs, which are the same rules currently applicable to each Fund and its shareholders.
Prior to the Closing Date, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of the Target Fund all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such distribution will generally be taxable to shareholders for U.S. federal income tax purposes.
The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of the acquired Target Fund. The capital loss carryforwards of the Target Fund will be subject to the tax loss limitation rules described below because the Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Target Fund, with certain adjustments, immediately prior to the Merger and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.
Although the capital loss carryforwards of the Combined Fund may be subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what the Target Fund’s utilization of its own capital loss carryforward would be without the Merger. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain.
Due to the operation of these tax loss limitation rules, it is possible that shareholders of a Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Merger. Such taxable distributions will generally be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Merger were not to occur (i.e., whether, in the absence of the Merger, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Merger occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Merger were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their tax advisors in this regard.
In addition, for five years beginning on the Closing Date of the Merger, the Combined Fund will not be allowed to offset certain pre-Merger built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

Accounting Treatment of the Merger

Management has performed an analysis and determined that the Merger is an asset acquisition and that the Acquiring Fund will be the accounting survivor of the Merger. Therefore, the Merger will be accounted for under the asset acquisition method of accounting by the Acquiring Fund in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill.

The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of the Target Fund’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets and other items of the Target Fund as compared to the information shown in this Proxy Statement/Prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this Proxy Statement/Prospectus.
Management of the Funds
The Board. The Board of Trustees of each Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees of each Fund has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. Each Fund’s officers, who are all officers or employees of the Investment Adviser or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations. The names and ages of the Trustees and officers of each Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships during the last five years are set forth under “Management of the Funds” in the Statement of Additional Information.
Investment Adviser. Subject to the overall supervision of the Board of Trustees of each Fund, each Fund is managed by Cushing® Asset Management, LP, the Investment Adviser. The Investment Adviser is an SEC-registered investment adviser headquartered in Dallas, Texas. The Investment Adviser serves as investment adviser to separately managed accounts, registered and unregistered funds. The Investment Adviser’s principal business address is 300 Crescent Court, Suite 1700, Dallas, Texas 75201. The Investment Adviser is indirectly controlled by Jerry V. Swank.
The Investment Adviser acts as the investment adviser to each Fund pursuant to an investment management agreement (each an “Investment Management Agreement”). Pursuant to each Investment Management Agreement, each of the Target Fund and the Acquiring Fund has agreed to pay the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% and 1.25%, respectively, of the average weekly value of such Fund’s Managed Assets during such month (each a “Management Fee”) for the services and facilities provided by the Investment Adviser to such Fund. The Investment Adviser has agreed to waive a portion of each Management Fee in an amount equal to 0.50% of the Target Fund’s Managed Assets and 0.25% of the Acquiring Fund’s Managed Assets through February 1, 2021.
After the Merger, the Investment Adviser will continue in its current role as investment adviser to the Acquiring Fund with respect to the Combined Fund. The Combined Fund will pay the Investment Adviser a Management Fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Combined Fund’s Managed Assets during such month. The Investment Adviser has agreed to waive a portion of the Combined Fund’s Management Fee in an amount equal to 0.25% of the Combined Fund’s Managed Assets for a period of one year from the date of this Proxy Statement/Prospectus.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) Indebtedness, (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.
Because each Management Fee is based upon a percentage of each Fund’s Managed Assets, the Management Fee will be higher if the Fund employs leverage. Therefore, the Investment Adviser will have a financial incentive to use leverage, which may create a conflict of interest between the Investment Adviser and each Fund’s common shareholders.
Pursuant to the Investment Management Agreements, the Investment Adviser is responsible for managing the portfolio of each Fund in accordance with its stated investment objective and policies, making investment decisions for each Fund, placing orders to purchase and sell securities on behalf of each Fund and managing the other business and affairs of each Fund, all subject to the supervision and direction of such Fund’s Board of Trustees. In addition, the Investment Adviser furnishes offices, necessary facilities and equipment on behalf of each Fund; provides personnel, including certain officers required for each Fund’s administrative management; and pays the compensation of all officers and Trustees of each Fund who are its affiliates.
In addition to the Management Fee, each Fund pays all other costs and expenses of its operations, including the compensation of its Trustees (other than those affiliated with the Investment Adviser); the fees and expenses of the Fund’s administrator and fund accountant, custodian, transfer agent and registrar and distribution disbursing agent; legal fees; leverage expenses (if any); rating agency fees (if any); listing fees and expenses; fees of independent auditors; expenses of repurchasing shares; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any.
A discussion regarding the basis for the approval of each Investment Management Agreement by the Board of Trustees is available in each Fund’s semi-annual report to shareholders for the period ended May 31, 2018.
Portfolio Managers of the Combined Fund. Jerry V. Swank and Paul Euseppi will continue in their current roles as portfolio managers to the Acquiring Fund with respect to the Combined Fund after the Merger and will be jointly and primarily responsible for the day-to-day management of the Combined Fund’s portfolio.
•
Jerry V. Swank, Founder, Chairman and Chief Investment Officer of the Investment Adviser. Mr. Swank formed Swank Capital, LLC in 2000 and the Investment Adviser in 2003 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research and consulting company that is now part of IHS Markit. Prior to joining John S. Herold, Inc., Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) and an M.B.A. from the University of North Texas. Mr. Swank currently serves as Chairman, CEO President and a Portfolio Manager of The Cushing® Renaissance Fund, The Cushing® Energy & Income Fund, The Cushing® MLP & Infrastructure Total Return Fund, and the Cushing® NextGen Infrastructure Fund, the Cushing® SMID Focused Growth Fund and the Global Clean Equity Fund, each a series of the Cushing® Mutual Funds Trust.

•
Paul Euseppi, Portfolio Manager of the Investment Adviser. Mr. Euseppi joined the Investment Adviser in 2008 and has worked in investment analysis and management in the energy industry since 2006. Previously, Mr. Euseppi worked in Citigroup’s investment banking division where he focused on corporate finance and mergers & acquisitions in a wide range of industries, including MLPs. Prior to Citigroup he worked in the accounting industry as a senior associate in PricewaterhouseCoopers Transaction Services division. Mr. Euseppi earned his M.B.A. from Texas Tech University and his B.B.A. in Finance from the University of Texas at Austin. Mr. Euseppi has earned the right to use the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation of, other accounts managed and ownership of securities in each Fund by each portfolio manager of the Combined Fund.
Other Service Providers. Certain other service providers for the Funds are as follows:
Service	Service Providers to the Funds
Custodian	U.S. Bank National Association
Transfer Agent and Registrar	U.S. Bank Global Fund Services
Distribution Disbursing Agent	U.S. Bank Global Fund Services
Administrator and Fund Accountant	U.S. Bank Global Fund Services
Independent Registered Public Accounting Firm	Ernst & Young LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Trustees	Davis, Graham & Stubbs, LLP
All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by U.S. Bank National Association, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, as custodian. U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and registrar to each Fund and as dividend disbursing agent and agent under each Fund’s dividend reinvestment plan, for the common shares of each Fund.
It is not anticipated that the Merger will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Merger, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.
Capitalization
The tables below set forth the capitalization of the Funds as of November 30, 2019 and the pro forma capitalization of the Combined Fund as if the Merger had occurred on the first day of the 12-month period ended November 30, 2019.
Capitalization as of November 30, 2019 (Unaudited)
	SRF (Target Fund)	SRV (Acquiring Fund)	Adjustments	SRV (Pro Forma Combined Fund)
Net assets	$16,837,872	$69,717,658	$(428,095)(b)	$86,127,435
Common shares outstanding(a)	2,474,989	6,734,302	(848,141)(c)	8,361,150
NAV per share	$6.80	$10.35		$10.30
_________________________

(a)	Based on the number of outstanding common shares listed in “Common Shares Outstanding” table.
(b)
Reflects non-recurring aggregate estimated merger costs of $137,760 borne by the Target Fund and $290,335 borne by the Acquiring Fund. The actual costs associated with the proposed Merger may be more or less than the estimated costs discussed herein.

(c)	Reflects adjustments due to differences in per share NAV.

Portfolio Turnover
Each Fund buys and sells securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Funds to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.  Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. The Funds anticipate that its annual portfolio turnover rate may vary greatly from year to year. Each Fund’s portfolio turnover for the past two fiscal years was:

Fiscal Year Ended	SRF (Target Fund)	SRV (Acquiring Fund)
2019	41.36%	44.67%
2018	39.53%	95.57%
Additional Information About the Common Shares of the Fund
Shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund’s declaration of trust.
Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.
Outstanding Common Shares as of November 30, 2019
Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
SRF (Target Fund)	Common Stock	Unlimited	None	2,474,989
SRV (Acquiring Fund)	Common Stock	Unlimited	None	6,734,302
Share Price Data
The following tables sets forth, for the periods indicated the high and low premium and/or discount to NAV for a share of common shares of each Fund for the previous three years. For the periods shown, the market price of the common shares of each Fund has fluctuated between a maximum discount and a maximum premium. Although there is no reason to believe that this pattern should be affected by the Merger, it is not possible to predict whether common shares of the Combined Fund will trade at a premium or discount to NAV following the Merger, or what the magnitude of any such premium or discount might be.
As of February 25, 2020, the NAV per common share of the Target Fund was $6.30 and the market price per common share was $5.84, representing a discount to NAV of (7.30)%, and the NAV per common share of the Acquiring Fund was $10.05 and the market price per common share was $9.32, representing a discount to NAV of (7.26)%.

SRF (Target Fund)
	Market Price Per Share		NAV Per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Period Ended	High	Low	High	Low	High	Low
December 31, 2019	$6.72	$5.68	$7.66	$6.75	(12.27)%	(15.85)%
September 30, 2019	$7.11	$5.84	$8.55	$6.85	(16.84)%	(14.74)%
June 30, 2019	$7.98	$6.76	$9.60	$8.14	(16.88)%	(16.95)%
March 31, 2019	$7.83	$6.52	$9.29	$7.80	(15.72)%	(16.41)%
December 31, 2018	$9.45	$5.99	$11.43	$6.98	(17.34)%	(14.18)%
September 30, 2018	$9.63	$9.16	$11.28	$11.01	(14.63)%	(16.80)%
June 30, 2018	$9.87	$8.73	$11.33	$9.95	(12.89)%	(12.26)%
March 31, 2018	$9.99	$8.56	$11.43	$9.82	(12.60)%	(12.83)%
December 31, 2017	$10.82	$8.37	$9.42	$9.69	(12.94)%	(13.59)%
SRV (Acquiring Fund)
	Market Price Per Share		NAV Per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Period Ended	High	Low	High	Low	High	Low
December 31, 2019	$10.23	$9.28	$11.11	$10.42	(7.92)%	(10.94)%
September 30, 2019	$10.70	$9.26	$12.11	$10.44	(11.64)%	(11.30)%
June 30, 2019	$10.62	$9.72	$12.07	$11.15	(12.01)%	(12.83)%
March 31, 2019	$10.45	$8.66	$12.04	$10.06	(13.21)%	(13.92)%
December 31, 2018	$12.11	$7.90	$13.47	$9.32	(10.10)%	(15.24)%
September 30, 2018	$12.42	$11.61	$14.22	$12.84	(12.66)%	(9.58)%
June 30, 2018	$12.26	$10.56	$13.08	$11.23	(6.27)%	(5.97)%
March 31, 2018	$12.92	$10.25	$14.30	$11.34	(9.65)%	(9.61)%
December 31, 2017	$12.25	$10.17	$13.38	$11.76	(8.45)%	(13.52)%
Distributions
Each Fund pays, and the Combined Fund intends to pay, substantially all of its net investment income to common shareholders through monthly distributions. In addition, each Fund intends to distribute any net long-term capital gains to common shareholders at least annually. Each Fund expects that distributions paid on the common shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), and/or (iii) return of capital.

Distributions paid by the Combined Fund for any particular month may be comprised of more or less than the amount of net investment income from that monthly period. As a result, all or a portion of a distribution may be deemed a return of capital (which is in effect a partial return of the amount a common shareholder invested in the Combined Fund) up to the amount of the common shareholder’s tax basis in their common shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the common shareholder’s potential gain, or reduce the common shareholder’s potential loss, on any subsequent sale or other disposition of common shares. Common shareholders should not assume that the source of a distribution from the Combined Fund is net income or profit, and common shareholders who receive distributions that include return of capital should not assume that such return of capital is derived from the Combined Fund’s investments.  For the fiscal year ended November 30, 2019, the Target Fund’s distributions were comprised of approximately 0% ordinary income and 100% return of capital and the Acquiring Fund’s distributions were comprised of approximately 100% ordinary income and 0% return of capital.

Historically, each Fund invested primarily in MLPs, which paid distributions that were treated, all or in part, as a return of capital for U.S. federal income tax purposes. These investments resulted in a significant portion of the Fund’s distributions being characterized as return of capital for U.S. federal income tax purposes. However, effective as of October 1, 2016 for the Target Fund and February 20, 2018 for the Acquiring Fund, each Fund adopted a policy to limit its investments in securities of MLPs that are “qualified publicly traded partnerships” under the Code to no more than 25% of the Fund’s Managed Assets. The tax treatment and characterization of the each Fund’s distributions may vary significantly from time to time because of the varied nature of each Fund’s investments and the particular tax attributes of each Fund.  However, each Fund expects that the adoption of the limitation on investments in securities of MLPs that are “qualified publicly traded partnerships” under the Code will, over time, generally result in a lesser percentage of the Fund’s future distributions being treated as a return of capital for U.S. federal income tax purposes and a greater percentage of the Fund’s future distributions being treated as ordinary income.
Pursuant to the requirements of the 1940 Act, in the event the Combined Fund makes distributions from sources other than income, a notice will accompany such distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the distribution which, in the Combined Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such distributions for U.S. federal income tax purposes, however, will only be determined finally by the Combined Fund at the close of its fiscal year, based on the Combined Fund’s full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the estimates.
Because of the nature of the Combined Fund’s investments and changes in market conditions from time to time, the distributions paid by the Combined Fund for any particular month may be more or less than the amount of net investment income from that monthly period. As a result, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a common shareholder invested in the Combined Fund.
If the Combined Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes. For example, because of the nature of the Combined Fund’s investments, the Combined Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Combined Fund. In such a situation, the amount by which the Combined Fund’s total distributions exceed investment company taxable income and net capital gain would generally be treated as a tax-free return of capital up to the amount of the common shareholder’s tax basis in their common shares, which would reduce such tax basis, with any amounts exceeding such basis treated as a gain from the sale of their common shares. Consequently, although a return of capital may not be taxable, it will generally increase the common shareholder’s potential gain, or reduce the common shareholder’s potential loss, on any subsequent sale or other disposition of common shares.
To permit the Combined Fund to maintain a more stable distribution rate, the Combined Fund may distribute less or more than the income it earns on its investments in a particular period. Any undistributed income would be available to supplement future distributions and, until distributed, would add to the Combined Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Combined Fund’s net asset value. The Combined Fund expects that over time it will distribute all of its investment company taxable income.
The Combined Fund reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to common shareholders.
Payment of future distributions is subject to approval by the Combined Fund’s Board of Trustees, as well as meeting the covenants of any outstanding Indebtedness or preferred shares and the asset coverage requirements of the 1940 Act.
Holders of the Combined Fund’s common shares will automatically have all dividends and distributions reinvested in common shares issued by the Combined Fund or common shares of the Combined Fund purchased in the open market in accordance with the Combined Fund’s dividend reinvestment plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Combined Fund’s common shares may be reinvested automatically in the Combined Fund’s common shares, see “Dividend Reinvestment Plan” as follows.

Dividend Reinvestment Plan
Unless the registered owner of common shares elects to receive cash by contacting U.S. Bank Global Fund Services (the “Plan Agent”), all distributions declared for common shares of the Combined Fund will be automatically reinvested by the Plan Agent, agent for shareholders in administering the Combined Fund’s dividend reinvestment plan (the “Plan”), in additional common shares of the Combined Fund. If a registered owner of common shares elects not to participate in the Plan, shareholders will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as distribution disbursing agent. A shareholder may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions or by contacting the Plan Agent, as distribution disbursing agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared distribution. Some brokers may automatically elect to receive cash on a shareholder’s behalf and may reinvest that cash in additional common shares of the Combined Fund for a shareholder.
Whenever the Combined Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Combined Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere.
If, on the payment date for any distribution, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to in this Joint Proxy Statement/Prospectus as “market premium”), the Plan Agent will invest the distribution amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.
If, on the payment date for any distribution, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to in this Joint Proxy Statement/Prospectus as “market discount”), the Plan Agent will invest the distribution amount in common shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any distribution, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-distribution” basis or 120 days after the payment date for such distribution, whichever is sooner (the “last purchase date”), to invest the distribution amount in common shares acquired in open-market purchases. The period during which open-market purchases can be made will exist only from the payment date of each distribution through the date before the “ex-distribution” date of the following distribution. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the distribution had been paid in newly-issued common shares on the distribution payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the distribution amount in newly-issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent or its designee will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to common shares issued directly by the Combined Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Accordingly, any taxable distribution received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.
The Combined Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Combined Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Combined Fund will provide written notice to participants at least 60 days in advance of implementing any such amendment.
For more information about the Plan shareholders may contact the Plan Agent in writing at PO Box 708, Milwaukee, Wisconsin 53201-0701, or by calling the Plan Agent.
Certain Provisions of the Governing Documents
The Combined Fund will be governed by the governing documents of the Acquiring Fund. The governing documents of the Acquiring Fund are substantially identical to the governing documents of the Target Fund.
The Acquiring Fund’s declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Combined Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Combined Fund. Such attempts could have the effect of increasing the expenses of the Combined Fund and disrupting the normal operation of the Combined Fund. In addition, these ownership restrictions may reduce market demand for the Combined Fund’s common shares, which could have the effect of increasing the likelihood that the Combined Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount.
The Board of the Acquiring Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of the Combined Fund. Under the governing documents, a director may only be removed from office (with or without cause) by action taken by a majority of the remaining Trustees followed by the holders of at least 75% of the outstanding shares then entitled to vote in an election of such Trustee.
In addition, the Acquiring Fund’s declaration of trust requires the favorable vote of a majority of the Acquiring Fund’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Acquiring Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case a 1940 Act Majority of the Acquiring Fund will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Acquiring Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Acquiring Fund or any subsidiary of the Acquiring Fund with or into any Principal Shareholder; the issuance of any securities of the Acquiring Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of any assets of the Acquiring Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Acquiring Fund or any subsidiary of the Acquiring Fund, in exchange for securities of the Acquiring Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
The Acquiring Fund’s declaration of trust limits the ability of persons to beneficially own (within the meaning of Section 382 of the Code) more than 4.99% of the outstanding common shares of the Acquiring Fund and could have an anti-takeover effect on the Acquiring Fund, which could decrease the Acquiring Fund’s market price in certain circumstances or limit the ability of certain shareholders to influence the management of the Acquiring Fund. This restriction is intended to reduce the risk of the Acquiring Fund undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit the Acquiring Fund’s ability to use a capital loss carryforward and certain unrealized losses (if such tax attributes exist). In general, an ownership change occurs if 5% shareholders (and certain persons or groups treated as 5% shareholders) of the Acquiring Fund increase their ownership percentage in the Acquiring Fund by more than 50 percentage points in the aggregate within any three-year period ending on certain defined testing dates. If an ownership change were to occur, Section 382 would impose an annual limitation on the amount of post-ownership change gains that the Acquiring Fund may offset with pre-ownership change losses, and might impose restrictions on the Acquiring Fund’s ability to use certain unrealized losses existing at the time of the ownership change. Such a limitation arising under Section 382 could reduce the benefit of the Acquiring Fund’s then existing capital loss carryforward or unrealized losses, if any.
To convert the Acquiring Fund to an open-end investment company, the Acquiring Fund’s declaration of trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Acquiring Fund, voting separately as a class or series, unless such amendment has been approved by 75% of the Trustees, in which case a 1940 Act Majority of the Acquiring Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Acquiring Fund to an open-end investment company be approved by the shareholders.
For the purposes of calculating “a majority of the outstanding voting securities” under the Acquiring Fund’s declaration of trust, each class and series of the Acquiring Fund will vote together as a single class, except to the extent required by the 1940 Act or the Acquiring Fund’s declaration of trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
The Acquiring Fund’s declaration of trust also provides that the Acquiring Fund may be dissolved and terminated upon the approval of 75% of the Trustees by written notice to the shareholders.
The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the declaration of trust of each Fund on file with the SEC for the full text of these provisions.
Voting Rights
Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund. Each Fund’s common shares do not have cumulative voting rights.

Appraisal Rights
Shareholders of each Fund do not have appraisal rights for their common shares in connection with the Merger because Delaware statutory trust law and each Fund’s governing documents do not provide for appraisal rights.
Legal Matters
Certain legal matters concerning the U.S. federal income tax consequences of the Merger and the issuance of Acquiring Fund Shares will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds.
Required Vote
Shareholder approval of the Merger requires the affirmative vote by a 1940 Act Majority of each of the Target Fund’s shareholders and the Acquiring Fund’s shareholders. A “1940 Act Majority” means the affirmative vote of either (i) 66⅔% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information.”
If the Merger is not approved the shareholders of the Target Fund or shareholders of the Acquiring Fund, each Fund will continue to operate as a separate fund. In such event, Fund management may recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for the Funds. Although no such alternatives are currently under consideration by the Board, if the Merger is not approved, such alternatives could include the continued operation of the Funds, alternative fund reorganizations, liquidations of a Fund and/or changes to a Fund’s investment policies.
The Acquiring Fund’s common shares are listed on the NYSE and the new shares to be issued in connection with the Merger will be listed on the NYSE. Approval of the Merger Agreement by shareholders of the Acquiring Fund will constitute approval of the common shares to be issued pursuant to the Merger Agreement in accordance with Section 312 of the NYSE Listed Company Manual, which requires a listed company to obtain shareholder approval prior to the issuance of common shares if any transaction or series of transactions would result in an increase by 20% or more in the amount of shares outstanding.
The holders of common shares will have equal voting rights (i.e., one vote per common share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e., common shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the proposal.
Board Recommendation
The Target Fund’s Board recommends that shareholders of the Target Fund vote “FOR” the Merger.
The Acquiring Fund’s Board recommends that shareholders of the Acquiring Fund vote “FOR” the Merger.

VOTING INFORMATION
Record Date
The Funds have fixed the close of business on March 2, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.
As of the Record Date, the Funds had the following number of common shares outstanding:
SRF (Target Fund)	SRV (Acquiring Fund)
[ ]	[ ]
Quorum
The holders of one-third of the outstanding shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. The inspectors of election, who may be employees of the Investment Adviser, will determine whether or not a quorum is present at the Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum.
Voting Requirements
Proposal 1(A): The shareholders of the Target Fund are being asked to approve the Merger Agreement, including the termination of the Target Fund’s registration under the 1940 Act. Shareholder approval for Proposal 1(A) requires the affirmative vote by a 1940 Act Majority of the Target Fund’s shareholders.
Proposal 1(B): The shareholders of the Acquiring Fund are being asked to approve the Merger Agreement, including the issuance of additional common shares of the Acquiring Fund in connection therewith. Shareholder approval for Proposal 1(B) requires the affirmative vote by a 1940 Act Majority of the Acquiring Fund’s shareholders.
The Acquiring Fund’s common shares are listed on the NYSE and the new shares to be issued in connection with the Merger will be listed on the NYSE. Approval of the Merger Agreement by shareholders of the Acquiring Fund will constitute approval of the common shares to be issued pursuant to the Merger Agreement in accordance with Section 312 of the NYSE Listed Company Manual, which requires a listed company to obtain shareholder approval prior to the issuance of common shares if any transaction or series of transactions would result in an increase by 20% or more in the amount of shares outstanding.
Abstentions and “broker non-votes” (i.e., common shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Merger.
Proxies
Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your common shares will be represented at the Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, common shares are voted in accordance with the proxy card bearing the latest date.

All common shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your common shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your common shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.
Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.
If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s common shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your common shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of common shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your common shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds proxy solicitor at (877) 255-0134 to obtain directions to the site of the Meeting.
Broker-dealer firms holding common shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Meeting. The Funds understand that, under the rules of the NYSE, the proposals are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
Votes cast by proxy or in person at the Meeting will be tabulated by the inspector(s) of election appointed for the Meeting.
OTHER MATTERS
Shareholder Proposals
To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of the Target Fund and the Acquiring Fund were filed with the SEC on March 2, 2015 and June 8, 2018, respectively, as part of the applicable Fund’s registration statement on Form N-2, and shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.
The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules and a Fund’s advance notice by-law, respectively, must be complied with before consideration of the proposal is required. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the attention of the relevant Fund at 300 Crescent Court, Suite 1700, Dallas, Texas 75201, Attention: Barry Y. Greenberg.
The 2020 annual meeting of shareholders of the Acquiring Fund is occurring on the same day as the Meeting.  Shareholder proposals intended for inclusion in the Acquiring Fund’s proxy statement in connection with the 2021 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must have been received by the Acquiring Fund at the Acquiring Fund’s principal executive offices by January 1, 2021 in order to be considered for inclusion in the Acquiring Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Acquiring Fund’s proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Acquiring Fund’s Secretary at the Acquiring Fund’s principal executive offices not earlier than January 1, 2021 and not later than January 31, 2021 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2021 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.
If the Merger is not approved, the Target Fund will announce the date of its 2020 annual meeting of shareholders and deadlines for shareholder proposals in connection with such annual meeting.
Solicitation of Proxies
Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about        , 2020. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Adviser and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds have retained Georgeson, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of Georgeson’s services in connection with the proxy is anticipated to be approximately $8,000, which will be borne by the Funds in accordance with the allocation of Merger costs described herein.
Other Matters with Respect to the Meeting
A representative of the Independent Registered Public Accounting Firm may attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.
A list of shareholders entitled to attend and to vote at the meeting will be available in the offices of the Funds, 300 Crescent Court, Suite 1700, Dallas, Texas 75201, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting.
Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund or Funds at 300 Crescent Court, Suite 1700, Dallas, Texas 75201.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of the Investment Adviser, affiliated persons of the Investment Adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner.
Privacy Principles of the Funds
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. The Funds do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about you, other shareholders or former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, the Funds restrict access to nonpublic personal information about their shareholders to those employees who need to know that information to provide services to our shareholders. The Funds also maintain certain other safeguards to protect your nonpublic personal information.
Other Information
The management of the Funds knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Failure of a quorum to be present at the Meeting may result in an adjournment. The chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies with respect to a proposal if a quorum is not present or if a quorum is present but sufficient votes have not been received to approve the proposal. Any adjourned meeting or meetings may be held without the necessity of another notice.
The Funds will update certain data regarding the Funds, including performance data, on a monthly basis on its website at www.cushigncef.com/. Shareholders are advised to periodically check the website for updated performance information and the release of other material information about the Funds.
Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 1, 2020
This Joint Proxy Statement/Prospectus is available on the Internet at https://www.proxy-direct.com/cus-31148.

APPENDIX A
FINANCIAL HIGHLIGHTS
The Cushing® Energy Income Fund (SRF)
The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table for the past five years is derived from the Fund’s financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2019 and are incorporated by reference into the Statement of Additional Information.
The Cushing Energy Income Fund
FINANCIAL HIGHLIGHTS

	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017
Per Common Share Data (1)
Net Asset Value, beginning of fiscal year	$9.14	$10.23	$11.24
Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.02)	(0.49)
Net realized and unrealized loss on investments	(1.82)	(0.59)	(0.04)
Total decrease from investment operations	(1.86)	(0.61)	(0.53)
Less Distributions to Common Stockholders:
Net investment income	-	-	-
Return of capital	(0.48)	(0.48)	(0.48)
Total distributions to common stockholders	(0.48)	(0.48)	(0.48)
Net Asset Value, end of fiscal year	$6.80	$9.14	$10.23
Per common share fair value, end of fiscal year	$5.76	$7.58	$8.68
Total Investment Return Based on Fair Value (2)	(18.50)%	(8.12)%	(6.72)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)	$16,838	$22,626	$25,319
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets after waiver (3) (4)	3.70%	2.78%	3.01%
Ratio of net investment income (loss) to average net assets before waiver (5) (6)	(1.10)%	(0.70)%	0.04%
Ratio of net investment income (loss) to average net assets after waiver (5) (6)	(0.47)%	(0.13)%	0.63%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), before waiver	(1.10)%	(0.70)%	0.04%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), after waiver	(0.47)%	(0.13)%	0.63%
Portfolio turnover rate	41.47%	39.53%	55.91%
Total borrowings outstanding (in thousands)	$3,145	$5,165	$2,915
Asset coverage, per $1,000 of indebtedness(7)	$6,354	$5,381	$9,731

The Cushing Energy Income Fund
FINANCIAL HIGHLIGHTS, continued

	Fiscal Year Ended November 30, 2016		Fiscal Year Ended November 30, 2015
Per Common Share Data (1)
Net Asset Value, beginning of fiscal year		$12.93	$72.20
Income from Investment Operations:
Net investment income (loss)		(0.13)	0.24
Net realized and unrealized loss on investments		(0.62)	(54.84)
Total decrease from investment operations		(0.75)	(54.60)
Less Distributions to Common Stockholders:
Net investment income		-	-
Return of capital		(0.94)	(4.67)
Total distributions to common stockholders		(0.94)	(4.67)
Net Asset Value, end of fiscal year	$	$ 11.24	$12.93
Per common share fair value, end of fiscal year		$9.80	$11.75
Total Investment Return Based on Fair Value (2)		(6.71)%	(80.59)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)		$27,823	$32,012
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets after waiver (3) (4)		3.48%	34.22%
Ratio of net investment income (loss) to average net assets before waiver (5) (6)		(1.81)%	(0.88)%
Ratio of net investment income (loss) to average net assets after waiver (5) (6)		(1.35)%	(0.88)%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), before waiver		(1.81)%	(32.00)%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), after waiver		(1.35)%	(32.00)%
Portfolio turnover rate		53.44%	68.52%
Total borrowings outstanding (in thousands)		$1,970	$9,185
Asset coverage, per $1,000 of indebtedness (7)		$15,122	$4,485

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)	For the fiscal year ended November 30, 2019, the Fund accrued $0 in net current and deferred tax.
For the fiscal year ended November 30, 2018, the Fund accrued $0 in net current and deferred tax.
For the fiscal year ended November 30, 2017, the Fund accrued $0 in net current and deferred tax.
For the fiscal year ended November 30, 2016, the Fund accrued $0 in net current and deferred tax.
For the fiscal year ended November 30, 2015, the Fund accrued $20,361,865 in net current and deferred tax benefit.
(4)
The ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets before waiver was 4.32%, 3.35%, 3.60%, 3.94%, 34.22%, and (0.90)% for the fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(5)
The ratio of expenses (excluding current and deferred income tax benefit (expense)) to average net assets before waiver was 4.32%, 3.35%, 3.60%, 3.94%, 3.10%, and 2.39% for the fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.  The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.70%, 2.78%, 3.01%, 3.48%, 3.10%, and 2.39% for the fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(6)	This ratio excludes current and deferred income tax benefit/expense on net investment income.
(7)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

The Cushing® MLP & Infrastructure Total Return Fund (SRV)
The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table for the past five years is derived from the Fund’s financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2019 and are incorporated by reference into the Statement of Additional Information.
The Cushing MLP & Infrastructure Total Return Fund
FINANCIAL HIGHLIGHTS

	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017
Per Common Share Data (1)
Net Asset Value, beginning of fiscal year	$11.34	$12.03	$14.84
Income from Investment Operations:
Net investment loss	(0.12)	(0.04)	(0.42)
Net realized and unrealized gain (loss) on investments	0.21	0.43	(1.31)
Total increase (decrease) from investment operations	0.09	0.39	(1.73)
Less Distributions and Dividends to Common Stockholders:
Net investment income	(1.08)	(0.01)	-
Return of capital	-	(1.07)	(1.08)
Total distributions and dividends to common stockholders	(1.08)	(1.08)	(1.08)
Net Asset Value, end of fiscal year	$10.35	$11.34	$12.03
Per common share fair value, end of fiscal year	$9.46	$9.72	$10.73
Total Investment Return Based on Fair Value (2)	8.51%	(0.58)%	(8.05)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)	$69,718	$76,382	$81,002
Ratio of expenses (including current and deferred income tax benefit/expense)
to average net assets after waiver (3) (4)	3.73%	3.35%	4.04%
Ratio of net investment income (loss) to average net assets before waiver (5) (6)	(1.40)%	(0.63)%	(2.60)%
Ratio of net investment income (loss) to average net assets after waiver (5) (6)	(1.05)%	(0.27)%	(2.16)%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit/expense, before waiver	(1.40)%	(0.63)%	(3.60)%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit/expense, after waiver	(1.05)%	(0.27)%	(3.16)%
Portfolio turnover rate	44.67%	95.57%	62.87%
Total borrowings outstanding (in thousands)	$28,915	$26,050	$33,650
Asset coverage, per $1,000 of indebtedness(7)	$3,411	$3,932	$3,407

The Cushing MLP & Infrastructure Total Return Fund
FINANCIAL HIGHLIGHTS, continued

	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
Per Common Share Data (1)
Net Asset Value, beginning of fiscal year	$13.76	$29.70
Income from Investment Operations:
Net investment loss	(0.29)	(8.83)
Net realized and unrealized gain (loss) on investments	2.45	(4.90)
Total increase (decrease) from investment operations	2.16	(13.73)
Less Distributions and Dividends to Common Stockholders:
Net investment income	-	-
Return of capital	(1.08)	(2.21)
Total distributions and dividends to common stockholders	(1.08)	(2.21)
Net Asset Value, end of fiscal year	$14.84	$13.76
Per common share fair value, end of fiscal year	$12.69	$12.02
Total Investment Return Based on Fair Value (2)	15.98%	(67.20)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)	$99,970	$92,651
Ratio of expenses (including current and deferred income tax benefit/expense)
to average net assets after waiver (3) (4)	3.14%	2.11%
Ratio of net investment income (loss) to average net assets before waiver (5) (6)	(2.85)%	(2.19)%
Ratio of net investment income (loss) to average net assets after waiver (5) (6)	(2.08)%	(1.58)%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit/expense, before waiver	(3.01)%	(1.30)%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit/expense, after waiver	(2.24)%	(0.70)%
Portfolio turnover rate	97.78%	97.30%
Total borrowings outstanding (in thousands)	$49,454	$43,369
Asset coverage, per $1,000 of indebtedness(7)	$3,021	$3,136

(1)	Information presented relates to a share of common stock outstanding for the entire fiscal year.
(2)	The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)
For the fiscal year ended November 30, 2019, the Fund accrued $0 in net current and deferred tax expense.
For the fiscal year ended November 30, 2018, the Fund accrued $0 in net current and deferred tax expense.
For the fiscal year ended November 30, 2017, the Fund accrued $972,195 in net current and deferred tax expense.
For the fiscal year ended November 30, 2016, the Fund accrued $141,294 in net current and deferred tax expense.
For the fiscal year ended November 30, 2015, the Fund accrued $1,289,093 in net current and deferred tax benefit.

(4)
The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 4.08%, 3.71%, 4.48%, 3.91%, and 2.71% for the fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(5)
The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 4.08%, 3.71%, 3.48%, 3.75%, and 3.60% for the fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.  The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.73%, 3.35%, 3.04%, 2.97%, and 2.99% for the fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(6)	This ratio excludes current and deferred income tax benefit/expense on net investment income.
(7)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

APPENDIX B
FORM OF AGREEMENT AND PLAN OF MERGER
_______________, 2020
In order to consummate the reorganization contemplated herein (the “Merger”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, The Cushing® Energy Income Fund, a Delaware statutory trust and a registered non-diversified closed-end investment company, File No. 811-22593, (the “Target Fund”) and The Cushing® MLP & Infrastructure Total Return Fund, a Delaware statutory trust and a registered non-diversified closed-end investment company, File No. 811-22072 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows.
1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.
The Acquiring Fund represents and warrants to, and agree with, the Target Fund that:
(a) The Acquiring Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.
(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Merger, to the approval and adoption of this Agreement by the common shareholders of the Acquiring Fund (the “Acquiring Fund Shareholders”) as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
(d) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Ernst & Young LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.
(e) An unaudited statement of assets and liabilities of the Acquiring Fund and an unaudited portfolio of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(f) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(m) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with US GAAP consistently applied.
(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Merger. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.
(h) The Acquiring Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.
(i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended November 30, 2019, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Merger. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.
(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.
(k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.
(l) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
(m) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable, except as provided by the Acquiring Fund’s agreement and declaration of trust, and has the voting rights provided by the Acquiring Fund’s agreement and declaration of trust and applicable law.

(n) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.
(o) The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s agreement and declaration of trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.
(p) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.
(q) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.
(r) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years commencing with the taxable year ended November 30, 2018, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each such taxable year.
2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.
The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:
(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the DSTA, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Merger, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Ernst & Young LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.77

(e) An unaudited statement of assets and liabilities of the Target Fund and an unaudited portfolio of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.
(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Merger. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.
(h) The Target Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.
(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended November 30, 2019, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Merger. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.
(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).
(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.
(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
(n) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable, except as provided by the Target Fund’s agreement and declaration of trust, and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.
(o) All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.
(p) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Merger, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.
(q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.
(r) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years commencing with the taxable year  ended November 30, 2017, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each such taxable year.
(s) On or prior to the Closing Date, the Target Fund will provide or make available (including by electronic format) to the Acquiring Fund a  schedule identifying all Target Fund Investments that, if sold in a taxable disposition immediately prior to the Closing, would be subject to tax on built-in gains pursuant to Treasury Regulation Section 1.337(d)-7.
3. THE MERGER.
(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the Delaware Statutory Trust Act (the “DSTA”), at the Effective Time (as defined in Section 3(b)) the Target Fund shall be merged with and into the Acquiring Fund, the separate existence of the Target Fund as a Delaware statutory trust and registered investment company shall cease and the Acquiring Fund shall continue as the surviving entity following the Merger. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Merger and it shall be governed by the DSTA.
(b) Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the DSTA. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as the Funds shall agree and specify in the Certificate of Merger (the “Effective Time”).
(c) At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DSTA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Target Fund shall vest in the Acquiring Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Target Fund shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Acquiring Fund.

(d) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which have a record date prior to the Closing Date and which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such distributions (“UNII Distributions”) as an agent on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.
(e) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Acquiring Fund will issue and deliver Acquiring Fund Common Shares to the Target Fund Shareholders in exchange for their Target Fund Common Shares. Such delivery shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.
(f) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).
(g) The Target Fund and the Acquiring covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Target Fund’s assets are added to the Acquiring’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or officers, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.
(h) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Merger qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.
4. ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE MERGER.
(a) Acquiring Fund Common Shares of an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares shall be issued by the Acquiring Fund to the Target Fund Shareholders in exchange for all of the Target Fund Common Shares. The aggregate net asset value of such shares shall be determined as set forth below.
(b) The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.
Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.
(c) The Acquiring Fund shall issue to the Target Fund Shareholder book entry interests for the Acquiring Fund Common Shares registered in the name of each such holder of Target Fund Common Shares on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.
(d) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Merger (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.
5. PAYMENT OF EXPENSES.
(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Merger, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Merger, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Merger, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Merger, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Board of Trustees of the Funds. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Merger.
(b) If for any reason the Merger is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Merger.
6. COVENANTS OF THE FUNDS.
(a) COVENANTS OF EACH FUND.
(i) The Target Fund and the Acquiring Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.
(ii) The Target Fund and the Acquiring Fund agree that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).
(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.
(v) The Target Fund and the Acquiring Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Merger.
(b) COVENANTS OF THE ACQUIRING FUND.
(i) The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.
(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.
(iii) Following the consummation of the Merger, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.
(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Merger to be approved for listing on the New York Stock Exchange prior to the Closing Date.
(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.
(c) COVENANTS OF THE TARGET FUND.
(i) The Target Fund agrees that following the consummation of the Merger, it will dissolve in accordance with the DSTA and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.
(ii) The Target Fund undertakes that if the Merger is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.
(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Merger; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.
7. CLOSING DATE.
(a) The closing of the Merger (the “Closing”) shall occur prior to the opening of the New York Stock Exchange at the offices of Cushing® Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).
(b) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.
8. CONDITIONS OF THE TARGET FUND.
The obligations of the Target Fund hereunder shall be subject to the following conditions:
(a) That:
(i)
the Board of Trustees of the Target Fund, including a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, determines that participation in the Merger is in the best interests of the Target Fund, and  the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Merger;

(ii)	this Agreement shall have been approved by a majority of the members of the Board of Trustees of the Target Fund; and
(iii)
this Agreement shall have been approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund.   “Majority of the outstanding voting securities” means the affirmative vote of either (A) 67% or more of the Target Fund Common Shares present at the  meeting of Target Fund Shareholders, if the holders of more than 50% of the outstanding Target Fund Common Shares are present or represented by proxy, or (B) more than 50% of the outstanding Target Fund Common Shares, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Common Shares in connection with the Merger adopted by the Board of Trustees of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund Shareholders approving the Merger, including the issuance of additional Acquiring Fund Common Shares in connection with the Merger, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Merger, each certified by the Acquiring Fund’s Secretary.
(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.
(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.
(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(f) That the Target Fund shall have received the opinion of Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:
(i) based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Acquiring Fund’s existence and good standing in the State of Delaware, the Acquiring Fund is duly formed and is validly existing and in good standing under the DSTA;
(ii) the Acquiring Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;
(iii) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA;
(iv) this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Delaware;
(v) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Acquiring Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; (iv) violates any law, rule or regulation of the State of Delaware or the United States of America; or (v) violates the 1940 Act (excluding the anti-fraud provisions of the 1940 Act);

(vi) neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under: (i) any law, rule or regulation of the State of Delaware of the United States of America, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made, or (ii) the 1940 Act (excluding the anti-fraud provisions of the 1940 Act), except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and
(vii) the issuance of the Acquiring Fund Common Shares has been duly authorized by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA, and when the Acquiring Fund Common Shares have been issued and delivered in accordance with the terms of the Agreement and entered into the share record books of the Acquiring Fund, the Acquiring Fund Common Shares will be validly issued and fully paid and, under the DSTA, the Target Fund Shareholders will have no obligation to make further payments for the Acquiring Fund Common Shares or contributions to the Acquiring Fund solely by reason of their ownership of the Acquiring Fund Common Shares (except as otherwise provided in the agreement and declaration of trust of the Acquiring Fund).
(g) That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the Merger will be treated as a reorganization as described in Section 368(a) of the Code.
(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.
(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.
9. CONDITIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
(a) That:
(i)
the Board of Trustees of the Acquiring Fund, including a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund, determines that participation in the Merger is in the best interests of the Acquiring Fund, and  the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Merger;

(ii)	this Agreement shall have been approved by a majority of the members of the Board of Trustees of the Acquiring Fund; and
(iii)
this Agreement shall have been approved by a “Majority Shareholder Vote” (as defined in the Acquiring Fund’s Agreement and Declaration of Trust) of the Acquiring Fund.   “Majority Shareholder Vote” shall mean a majority of all Acquiring Fund Common Shares represented in person or by proxy and entitled to vote on such action at the meeting of Acquiring Fund Shareholders at which such action is to be taken, provided that a quorum (as determined in accordance with the by-laws of the Acquiring Fund) is present.

(b) That the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Shareholders approving the Merger and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Merger, each certified by the Target Fund’s Secretary.

(c) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.
(d) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.
(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(f) That the Acquiring Fund shall have received the opinion of Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:
(i) based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is duly formed and is validly existing and in good standing under the DSTA;
(ii) the Target Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;
(iii) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;
(iv) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Delaware;
(v) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Target Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates any law, rule or regulation of the State of Delaware or the United States of America; or (v) violates the 1940 Act (excluding the anti-fraud provisions of the 1940 Act); and
(vi) neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under: (i) any law, rule or regulation of the State of Delaware of the United States of America, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made, or (ii) the 1940 Act (excluding the anti-fraud provisions of the 1940 Act), except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(g) That the Acquiring Fund shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the Merger will be treated as a reorganization as described in Section 368(a) of the Code.
(h) That all proceedings taken by the Target Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.
(i) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.
(j) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which have a record date prior to the Closing Date and which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such UNII Distributions as an agent on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.
10. TERMINATION, POSTPONEMENT AND WAIVERS.
(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Acquiring Fund and the Target Fund; (ii) by the Board of Trustees of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees; and (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustees.
(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2020 this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.
(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Merger.
(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.
(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.
11. INDEMNIFICATION.
(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.
(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
12. OTHER MATTERS.
(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to The Cushing® Energy Income Fund, c/o Cushing® Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201, Attention: Barry Y. Greenberg, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to The Cushing® MLP & Infrastructure Total Return Fund, c/o Cushing® Asset Management, LP, 300 Crescent Court, Suite 1700, Dallas, Texas 75201, Attention: Barry Y. Greenberg, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Merger, constitutes the only understanding with respect to the Merger, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.
(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees, as applicable, at any time before or after adoption of this Agreement and approval of the Merger by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.
(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.
(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.
(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND

By:
Name: Jerry V. Swank Title: Trustee, President and Chief Executive Officer

THE CUSHING® ENERGY INCOME FUND

By:
Name: Jerry V. Swank Title: Trustee, President and Chief Executive Officer

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
SUBJECT TO COMPLETION, DATED MARCH 2, 2020

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE MERGER OF

THE CUSHING® ENERGY INCOME FUND (SRF)
with and into
THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND (SRV)

This Statement of Additional Information is available to the shareholders of (i) The Cushing® Energy Income Fund (“SRF” or the “Target Fund”) and (ii) The Cushing® MLP & Infrastructure Total Return Fund (“SRV” or the “Acquiring Fund”) in connection with the proposed merger (the “Merger”) whereby the Target Fund will merge directly with and into the Acquiring Fund. The Target Fund will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).
The term “Combined Fund” will refer to the Acquiring Fund as the surviving fund after the Merger. As used herein, the “Fund” refers to the Acquiring Fund and, where appropriate in the context, the Combined Fund after completion of the Merger. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus, dated , 2020, relating to the proposed Merger. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by calling the Fund at (877) 965-7386.
The Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

Dated , 2020

TABLE OF CONTENTS

INVESTMENT STRATEGIES AND RISKS	S-1
STRATEGIC TRANSACTIONS	S-4
MANAGEMENT OF THE FUND	S-15
INVESTMENT MANAGEMENT AGREEMENTS	S-20
PORTFOLIO MANAGEMENT	S-21
PORTFOLIO TRANSACTIONS AND BROKERAGE	S-22
U.S. FEDERAL INCOME TAX CONSIDERATIONS	S-23
SERVICE PROVIDERS	S-30
GENERAL INFORMATION	S-30
FINANCIAL STATEMENTS	S-32
PRO FORMA FINANCIAL STATEMENTS	S-32
APPENDIX A PROXY VOTING POLICY AND PROCEDURES	A-1

INVESTMENT STRATEGIES AND RISKS
The sections below describe, in greater detail than in the Joint Proxy Statement/Prospectus, some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Joint Proxy Statement/Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.
Master Limited Partnership Interests
Master limited partnerships are formed as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).
Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.
MLP Equity Securities
Equity securities issued by MLPs typically consist of common units, subordinated units and general partner interests.
Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the NYSE America and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Fund may invest in different classes of common units that may have different voting, trading and distribution rights.
Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Fund may invest in different classes of subordinated units that may have different voting, trading and distribution rights.

General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.
I-Shares
I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.
Repurchase Agreements
The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Adviser under guidelines approved by the Board of Trustees. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.
Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Rights and Warrants
The Fund may invest in rights and warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus producing a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.
Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.
Depositary Receipts
The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.
When-Issued and Delayed Delivery Transactions
The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund’s portfolio consistent with the Fund’s investment objectives and policies and not for the purpose of investment leverage.
Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on the Fund’s net asset value. A commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. By entering into a commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.

Short Sales Against the Box
The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is required to recognize gain from the short sale for U.S. federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.
STRATEGIC TRANSACTIONS
The Fund may, but is not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Fund is a function of numerous variables including market conditions. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.
General Risks of Derivatives
Strategic Transactions may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.
The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.
•
Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•
Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•
Using derivatives as a hedge against a portfolio investment presents the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•
While using derivatives for hedging purposes can reduce the Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

•
Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•
The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•
Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•
Certain derivatives transactions, including over-the-counter (“OTC”) options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, the Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•
The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•
As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid.
•
Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to sell portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged.

•
Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•
Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

•
Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, will change the way in which certain derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivatives transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. The Financial CHOICE Act, which was passed by the U.S. House of Representatives in June 2017, would, if enacted, roll back parts of the Dodd-Frank Act. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.

•
In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, in August 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Investment Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Investment Adviser intends to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

•
Recently, the CFTC adopted amendments to its rules relating to the ability of an investment adviser to a registered investment company to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. If the Investment Adviser was unable to claim the exclusion with respect to the Fund, the Investment Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Adviser and the Fund to additional registration and regulatory requirements and increased operating expenses. The Fund intends to limit its investments such that the Investment Adviser may continue to claim the exclusion with respect to the Fund, which may limit the Fund’s ability to use certain Strategic Transactions, including futures, options on futures and swaps.

Options
An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.
Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.
Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.
The Fund may write call options that are “covered.” A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.
The Fund may also write uncovered call options (i.e., where the Fund does not own the underlying security or index). Similar to a naked short sale, writing an uncovered call creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if it is exercised before it expires. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise, further exacerbating the loss.
The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.
The Fund may write put options that are “covered.” A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.
Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.
The Fund may also write uncovered put options. The seller of an uncovered put option theoretically could lose an amount equal to the entire aggregate exercise price of the option if the underlying security were to become valueless.
The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.
The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.
Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.
As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.
Index options written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options. Foreign currency options written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.
Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:
•	The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.
•
The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	The Fund’s options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.
•
The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•
Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•
The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts
A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.
Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.
The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through an the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.
In addition, the Fund may be required to maintain segregated liquid assets in order to cover futures transactions. The Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.
Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into forward contracts.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.
Options on futures contracts written by the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.
Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:
•
The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•
Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•
Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund’s potential losses.

•
Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease their exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.
The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.
The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If the Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund’s net obligations with respect to the caps, floors or collars.
Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.
Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps. The Fund may enter into credit default swap contracts and options thereon. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value ) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Fund generally segregates liquid assets to cover any potential obligation under a credit default swap sold by it. The use of credit default swaps could result in losses to the Fund if the Investment Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.
Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:
•
Swap agreements are not traded on exchanges and not subject to government regulation like exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•
In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•
The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Products
The Fund also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.
Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.
Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Combined Transactions
Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.
Regulatory Matters
As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to segregate or earmark cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating or earmarking cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.
Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Fund may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

MANAGEMENT OF THE FUND
Board of Trustees
The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees of the Fund has overall responsibility for monitoring the operations of the Fund and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Fund are responsible for managing the day-to-day operations of the Fund.
The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships during the last five years are shown below. The business address of the Fund, its Trustees and officers is 300 Crescent Court, Suite 1700, Dallas, Texas 75201.
Name and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Lead Independent Trustee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008-present) (registered investment adviser). Previously, Director of Southern Methodist University’s ENCAP Investment & LCM Group Alternative Asset Management Center (2006-2011); Chief Investment Officer of Panagora Asset Management, Inc. (1999-2007) (investment management company).	6	CM Advisers Family of Funds (2 series).
Brenda A. Cline (1960)	Trustee and Chair of Audit Committee	Trustee since 2017	Chief Financial Officer, Secretary and Treasurer of Kimbell Art Foundation (1993-present).	6	American Beacon Funds (34 series) (2004-present); Tyler Technologies, Inc. (2014-present) (software); Range Resources Corporation (2015-present) (natural gas and oil exploration and production).
Ronald P. Trout (1939)	Trustee and Chair of theNominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, a founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008-present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).
Interested Trustee
Jerry V. Swank* (1951)	Trustee, Chair of the Board and Chief Executive Officer and President	Trustee since 2007	Founder, Chairman, and Chief Investment Officer of the Investment Adviser and founder of Swank Capital, LLC, general partner of the Investment Adviser (2000-present).	6	Previously, E-T Energy Ltd. (2008 to 2014) (developing, operating, producing and selling recoverable bitumen).

(1)	Each Trustee serves a three year term concurrent with the class of Trustees for which he serves.
–	Brian R. Bruce, as Class I Trustee, is expected to stand for re-election at the Fund’s 2020 annual meeting of shareholders.
–	Jerry V. Swank and Brenda A. Cline, as Class II Trustees, are expected to stand for re-election at the Fund’s 2021 annual meeting of shareholders.
–	Ronald P. Trout, as Class III Trustee, is expected to stand for re-election at the Fund’s 2022 annual meeting of shareholders.
(2)
The “Fund Complex” includes each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are six funds in the “Fund Complex.”

*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Chairman and Managing Partner of the Investment Adviser.

Trustee Qualifications
The Board of Trustees has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board of Trustees considered when concluding that an individual should serve on the Board of Trustees were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a trustee of the Fund.
Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board of Trustee’s conclusion that an individual should serve on the Board of Trustees. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended (“Securities Act”) or the rules and regulations of the SEC.
Brian R. Bruce. Mr. Bruce has served as a Trustee of the Fund since the Fund’s inception, and has served as a Trustee of the portfolios in the Fund Complex since 2007. Through his experience as a Trustee of and Chairman of the Audit Committee of funds in the Fund Complex and certain other registered investment companies, as a professor at Southern Methodist University’s Cox School of Business and Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.
Brenda A. Cline. Ms. Cline has served as a trustee of a family of investment companies since 2004. Through her organizational management, financial and investment experience as chief financial officer, secretary and treasurer to a private foundation, service as an investment company trustee, service as a director and member of the audit and nominating and governance committees of various publicly held companies, service as a trustee to a private university, and several charitable boards, and extensive experience as an audit senior manager with a large public accounting firm, Ms. Cline is experienced in financial, accounting, regulatory and investment matters.
Ronald P. Trout. Mr. Trout has served as a Trustee of the Fund since the Fund’s inception, and has served as a trustee of the portfolios in the Fund Complex since 2007. Through his experience as a Trustee of Funds in the Fund Complex, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.
Jerry V. Swank. Mr. Swank has served as a Trustee of the Fund since the Fund’s inception, and has served as a Trustee of the portfolios in the Fund Complex since 2007. Through his experience as a Trustee and chairman of the Board of Trustees of Funds in the Fund Complex, founder, Chairman, and Chief Investment Officer of the Investment Adviser and founder of Swank Capital, LLC, general partner of the Investment Adviser and his extensive professional experience, with investment firms and in oil & gas research and consulting, Mr. Swank is experienced in financial, regulatory and investment matters.

Board Leadership Structure
The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Fund (“Independent Trustees”) and one of whom is classified as an interested person of the Fund (“Interested Trustee”). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
The Independent Trustees have selected Mr. Brian R. Bruce as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.
The Board meets regularly meets four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of Fund management.
The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee (each a “Committee”). The functions and role of each Committee are described below under “—Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.
The Board has determined that this leadership structure, including a Chairman of the Board who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the role of the Investment Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the Committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund. The Board also believes that its structure, including the presence of one Trustee who is an executive officer of the Investment Adviser, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.
Board Committees
Nominating and Corporate Governance Committee. Brian R. Bruce, Ronald P. Trout and Brenda A. Cline, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating and Corporate Governance Committee. Ronald P. Trout serves as chair of the Nominating and Corporate Governance Committee. As part of its duties, the Nominating and Corporate Governance Committee makes recommendations to the full Board with respect to candidates for the Board in the event that a position is vacated or created. The Nominating and Corporate Governance Committee would consider Trustee candidates recommended by Shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. In considering candidates submitted by Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate.
Audit Committee. Brian R. Bruce, Ronald P. Trout and Brenda A. Cline, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee. Brenda A. Cline serves as chair of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

 Board and Committee Meetings. During the Fund’s fiscal year ended November 30, 2019, the Board held four meetings, the Audit Committee held one meeting and the Nominating and Corporate Governance Committee held two meetings.
Board’s Role in Risk Oversight
The Fund has retained the Investment Adviser to provide investment advisory services and certain administrative services. The Investment Adviser is primarily responsible for the management of risks that may arise from Fund investments and operations. Certain employees of the Investment Adviser serve as the Fund’s officers, including the Fund’s President, Chief Executive Officer and Chief Financial Officer. The Board of Trustees oversees the performance of these functions by the Investment Adviser, both directly and through the Committee structure the Board of Trustees has established. The Board of Trustees will receive from the Investment Adviser reports on a regular and as-needed basis relating to the Fund’s investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board of Trustees will meet periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.
In addition, the Board of Trustees has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Fund that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and will provide presentations to the Board of Trustees at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board of Trustees will discuss relevant risks affecting the Fund with the CCO at these meetings. The Board of Trustees has approved the Compliance Policies and will review the CCO’s reports. Further, the Board of Trustees will annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
Executive Officers
The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund were appointed by the Board of Trustees and will serve until their respective successors are chosen and qualified.
Name and Year of Birth	Position	Principal Occupation During the Past Five Years
John H. Alban (1963)	Chief Financial Officer and Treasurer
Chief Executive Officer (“CEO” ) and Chief Operating Officer (“COO”) of the Investment Adviser (2010-present); Previously, Chief Administrative Officer of NGP Energy Capital Management (2007-2009); COO of Spinnerhawk Capital Management, L.P. (2005-2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary
General Counsel and Chief Compliance Officer of the Investment Adviser (2010-present); Previously, Partner at Akin Gump Strauss Hauer & Feld LLP (2005-2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995-2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988-1995).

Shareholder Communications
Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board of Trustees by addressing the communications directly to the Board of Trustees (or individual Board member(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified above for each Trustee. Other shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management and will be forwarded to the Board of Trustees only at management’s discretion based on the matters contained in those communications.

Remuneration of Trustees and Officers
The following table provides information regarding compensation of the Trustees of each Fund and for the Fund Complex, each for the fiscal year ended November 30, 2019. Officers of the Funds do not receive any compensation from the Funds. The Trustees do not receive any pension or retirement benefits from the Fund Complex.
Trustee(1)	Aggregate Estimated Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)
Independent Trustees:
Brian R. Bruce	$21,902	None	None	$115,000
Brenda A. Cline	$21,902	None	None	$115,000
Ronald P. Trout	$21,902	None	None	$115,000

(1)	Trustees not entitled to compensation are not included in the table.
(2)	The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(3)
As of the end of the most recently completed fiscal year. The “Fund Complex” includes the Fund and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are six funds in the Fund Complex.

Trustee Share Ownership
As of December 31, 2019, each Trustee of the Fund beneficially owned equity securities of the Funds and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.
Name of Trustee	Dollar Range of Equity Securities in the Target Fund	Dollar Range of Equity Securities in the Acquiring Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Brian R. Bruce	None	$1-$10,000	$1-$10,000
Brenda A. Cline	None	None	None
Ronald P. Trout	$1-$10,0000	None	$1-$10,0000

Interested Trustee:
Jerry V. Swank(2)	Over $100,000	Over $100,000	Over $100,000

(1)
The “Family of Investment Companies” includes the Fund and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are six funds in the Family of Investment Companies.

(2)
The Investment Adviser has purchased common shares of the Fund in order to provide the Fund with over $100,000 of net capital as required by the 1940 Act. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the common shares of the Fund held by the Investment Adviser.

As of December 31, 2019, the Trustees and officers of each Fund as a group owned less than 1% of the outstanding common shares of each Fund. There are no control persons of either Fund.

INVESTMENT MANAGEMENT AGREEMENTS
Cushing® Asset Management, LP acts as the investment adviser to the Fund. The Investment Adviser’s principal business address is 300 Crescent Court, Suite 1700, Dallas, Texas 75201.
The Investment Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Investment Management Agreement”), dated August 6, 2007, between the Investment Adviser and the Fund. The Investment Management Agreement has an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board of Trustees or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Management Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by either party. The Fund may terminate by action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities (accompanied by appropriate notice), and the Investment Management Agreement will terminate automatically upon its assignment (as defined in the 1940 act and the rules thereunder). The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of outstanding voting securities, in the event that it is established by a court of competent jurisdiction that the Investment Adviser or any principal, officer or employee of the Investment Adviser has taken any action that results in a breach of the covenants of the Investment Adviser set out in the Investment Management Agreement. The Investment Management Agreement will provide that the Investment Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention will have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation will have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.
Pursuant to the Investment Management Agreement, the Investment Adviser is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Fund’s Board of Trustees. Although the Investment Adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Investment Adviser are not exclusive, and the Investment Adviser provides similar services to other clients and may engage in other activities.
Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month (the “Management Fee”) for the services and facilities provided by the Investment Adviser to the Fund. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. The Investment Adviser has agreed to waive a portion of the management fee equal to 0.25% of the Fund’s Managed Assets through February 1, 2021.
Because the Management Fee is based upon a percentage of the Fund’s Managed Assets, the Management Fee will be higher if the Fund employs leverage. Therefore, the Investment Adviser will have a financial incentive to use leverage, which may create a conflict of interest between the Investment Adviser and the Fund’s common shareholders.
The Investment Adviser also provides such additional administrative services as the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Fund.

Investment Management Fees Paid

	Paid to the Investment Adviser
For the Fiscal Year Ended	SRF	SRV
November 30, 2019	$252,191	$1,066,046
November 30, 2018	$301,662	$1,232,758
November 30, 2017	$306,395	$1,362,722
PORTFOLIO MANAGEMENT
Jerry V. Swank and Paul Euseppi (the “portfolio managers”) are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The following section discusses the accounts managed by the portfolio managers, the structure and method of their compensation and potential conflicts of interest.
Other Accounts Managed by the Portfolio Managers of the Combined Fund
The following table reflects information regarding accounts for which each portfolio manager has day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Asset amounts are approximate and have been rounded.
As of November 30, 2019, Mr. Swank managed or was a member of the management team for the following client accounts (excluding the Fund):
	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	7	$1,248,828,652	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$114,620,919	3	$114,620,919
Other Accounts	25	$262,446,048	0	$0

As of November 30, 2019, Mr. Euseppi managed or was a member of the management team for the following client accounts (excluding the Fund):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets ubject to a Performance Fee
Registered Investment Companies	1	$13,744,918	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	22	$252,430,351	0	$0
Compensation and Potential Conflicts of Interest
Messrs. Swank and Euseppi are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Mr. Euseppi receives a fixed salary and a discretionary bonus based on the pre-tax performance of the Fund and other portfolios for which he serves as a portfolio manager. Some of the other accounts managed by Messrs. Swank and Euseppi have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Securities Ownership of Portfolio Managers
As of November 30, 2019, the dollar range of equity securities in SRF and SRV beneficially owned by each portfolio manager were as follows:
Dollar Range of Equity Securities of the Fund Beneficially Owned
Portfolio Manager	SRF (Target Fund)	SRV (Acquiring Fund)
Jerry V. Swank	$10,001-$50,000	$100,001-$500,000
Paul Euseppi	None	$10,001- $50,000
By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the common shares of the Fund held by the Investment Adviser.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the oversight of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker/dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.
Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement and custody).
In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Fund. The Investment Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Investment Adviser.
The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Investment Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Fund and such other accounts and funds.
Information about the brokerage commissions paid by the Funds is set forth in the following tables:

For the Fiscal Year Ended	Aggregate Brokerage Commissions
	SRF (Target Fund)	SRV (Acquiring Fund)
November 30, 2019	$33,395	$181,503
November 30, 2018	$44,775	$302,998
November 30, 2017	$51,007	$276,1997
During the fiscal year ended November 30, 2019, the Target Fund and the Acquiring Fund paid $38,395 and $181,503, respectively, in brokerage commissions on transactions totaling $21,768,116 and $106,161,964, respectively, to brokers selected primarily on the basis of research services provided to the Investment Adviser. Neither Fund paid commissions to affiliated brokers during such Fund’s previous three fiscal years.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of the U.S. federal income tax considerations generally applicable to the ownership and disposition of common shares of the Fund. This discussion is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. This discussion does not address any other U.S. federal tax considerations (such as estate, gift, or net investment taxes) or any state, local or non-U.S. tax considerations. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Unless otherwise noted, this discussion assumes that the common shares are held by U.S. persons and that common shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its common shareholders (including common shareholders that we subject to special provisions of the Code, such as financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, common shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, persons that will hold common shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes, persons subject to special rules or exemptions under the Foreign Investment in Real Property Tax Act of 1980, persons that actually or constructively own or have owned a large position in the Fund, and, except as otherwise expressly indicated, non-U.S. persons), and the discussions set forth herein and in the Proxy Statement/Prospectus do not constitute tax advice and potential investors are urged to consult their tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
Taxation of the Fund
Since its inception and through the Fund’s fiscal year ended November 30, 2017, the Fund was treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, was subject to corporate income tax to the extent the Fund recognized taxable income. In conjunction with certain changes to the Fund’s non-fundamental investment policies that became effective on February 20, 2018, the Fund has managed its portfolio in a manner which allowed the Fund to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes beginning with the Fund’s fiscal year ending November 30, 2018. Except as otherwise expressly indicated, the remainder of this discussion assumes the Fund qualifies and elects to continue to be treated as a RIC for its fiscal year ending November 30, 2019, and thereafter.
In order to qualify to be taxed as a RIC, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities, loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. The Fund may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor the Fund’s transactions to endeavor to prevent the Fund’s disqualification as a RIC.

Income from the Fund’s investments in equity interests of partnerships (including MLPs) that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income only to the extent it is attributable to items of income of such MLP that would be Qualifying Income if earned directly by the Fund.
The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
If the Fund fails to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the Fund’s income would be subject to corporate-level U.S. federal income tax as described below. The fund cannot provide assurance that the Fund would qualify for any such relief should the Fund fail the 90% annual gross income requirement or the asset diversification requirements discussed above.
For each taxable year the Fund is treated as a RIC for U.S. federal income tax purposes, subject to the discussion of built-in gains below, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to its common shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any (the “Annual Distribution Requirement”). The Fund intends to distribute annually all or substantially all of such income and gain on a timely basis. If the Fund retains any investment company taxable income or net capital gain (as defined below), it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, the Fund will be subject to regular U.S. federal income tax on any built-in gains that existed in its assets as of the time of its conversion to a RIC, to the extent such gains are recognized within five years of that time. The Fund will also be subject to regular U.S. federal income tax on any built-in gains that existed in the Target Fund’s assets as of the time of the Target Fund’s conversion to a RIC, to the extent such gain are recognized after the Merger and within five years of the Target Fund’s conversation to a RIC.
The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates. If the Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii). A common shareholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes paid by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the excise tax, the Fund must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.
Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Fund in October, November or December of the year, payable to common shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by common shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.
If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to common shareholders would not be deductible by the Fund in computing its taxable income.
To qualify again to be taxed as a RIC in a subsequent year following the Fund’s failure to qualify as a RIC, the Fund would be required to distribute to its common shareholders its accumulated earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss. If the Fund realizes a net capital loss, the excess of the Fund’s net short-term capital loss over the Fund’s net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over the Fund’s net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund level U.S. federal income tax, regardless of whether they are distributed to common shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.
The Fund may decide to be taxed as a regular corporation even if the Fund would otherwise qualify as a RIC if the Fund determines that treatment as a corporation for a particular year would be in the Fund’s best interests.
Certain Fund Investments
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction), (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Certain investment practices could limit the Fund’s ability to make sufficient distributions to satisfy the Annual Distribution Requirement and to eliminate the imposition of Fund-level income and excise taxes. For example, the MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year, and the amount of income allocated by an MLP to the Fund may exceed the amount of cash received by the Fund from such MLP. In addition, certain other investments by the Fund may require the Fund to recognize income or gains without a corresponding receipt of cash. Moreover, if the Fund utilizes leverage, it may be prevented by 1940 Act requirements or loan covenants from declaring and paying dividends in certain circumstances. For the foregoing reasons, among others, the Fund may have difficulty making distributions to its common shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a RIC or avoiding U.S. federal income or excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.
The Fund expects that the income derived by the Fund from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Fund invests is not a Qualified Publicly Traded Partnership, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a RIC. The Fund intends to monitor its investments in MLPs to prevent to disqualification of the Fund as a RIC.
If the Fund invests in foreign securities, its income from such securities may be subject to withholding and other non-U.S. taxes. The Fund will not be eligible to elect to “pass through” to common shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.
Taxation of U.S. Shareholders
For purposes of this discussion, a “U.S. shareholder” (or in this section, a “shareholder”) is a holder or a beneficial holder of common shares which is for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds the common shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring common shares, and partners in such partnerships, should consult their tax advisors. Prospective investors that are not U.S. shareholders should refer to the section “Non-U.S. shareholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in the Fund’s common shares, including the potential application of U.S. withholding taxes.
Distributions paid by the Fund from its investment company taxable income (as defined above) (dividends from investment company taxable income referred to hereinafter as “ordinary income dividends”), whether paid in cash or reinvested in common shares, will generally be taxable to you as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Certain properly reported distributions may, however, qualify (provided that holding period and other requirements are met by both the Fund and U.S. shareholders) (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations or (ii) in the case of individual U.S. shareholders, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income.

Distributions made from net capital gain (as defined above) (“capital gain dividends”), including capital gain dividends credited to a U.S. shareholder but retained by the Fund, are taxable to a U.S. shareholder as long-term capital gains if they have been properly reported by the Fund, regardless of the length of time the U.S. shareholder has owned common shares of the Fund. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate. For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to income from the Fund’s investment in an MLP will not qualify for the 20% deduction for “qualified PTP income” that would generally be available to a non-corporate U.S. shareholder were the shareholder to own such MLP directly. As a result, it is possible that a non-corporate U.S. shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any income the U.S. shareholder would receive if the shareholder invested directly in an MLP.
If, for any calendar year, the Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a U.S. shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the U.S. shareholder’s basis will be treated as gain from the sale or exchange of the common shares. When you sell your common shares, the amount, if any, by which your sales price exceeds your basis in the Fund’s common shares is gain subject to tax. Because a return of capital reduces your basis in the common shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the common shares, all other things being equal.
Generally, after the close of each calendar year, the Fund will provide its U.S. shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.
The sale or other disposition of common shares will generally result in capital gain or loss to U.S. shareholders measured by the difference between the sale price and the U.S. shareholder’s tax basis in its common shares. Generally, a U.S. shareholder’s gain or loss will be long-term gain or loss if the common shares have been held for more than one year. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the U.S. shareholder. Any loss a U.S. shareholder realizes on a sale or exchange of common shares will be disallowed if the U.S. shareholder acquires other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the U.S. shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain generally is taxed at a reduced maximum U.S. federal income tax rate.
U.S. shareholders may be entitled to offset their capital gains with capital losses. There are several provisions of the Code affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, U.S. shareholders with capital losses are urged to consult their tax advisors.
An investor should be aware that if common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such common shares, in effect resulting in a taxable return of some of the purchase price.
Dividends and other taxable distributions will be taxable to you even though they are reinvested in additional common shares. The Fund has the ability to declare distributions payable in cash or common shares at the election of each U.S. shareholder. As long as a large enough portion of such dividend is paid in cash (20% under current guidance) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. shareholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in common shares.
Dividends and other distributions paid by the Fund will generally be treated for U.S. federal income tax purposes as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the U.S. shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which ordinarily include dividends received from the Fund and capital gain from the sale or other disposition of the Fund’s common shares.
Withholding at a rate of 30% will be required on dividends in respect of common shares held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.
Taxation of Non-U.S. Shareholders
For purposes of this discussion, a “non-U.S. shareholder” is a holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. shareholder for U.S. federal income tax purposes. Whether an investment in common shares is appropriate for a non-U.S. shareholder will depend on that non-U.S. shareholder’s particular circumstances. An investment in common shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in the common shares.
A non-U.S. shareholder generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends to the extent of the Fund’s current and accumulated earnings and profits (except as discussed below). Actual or deemed distributions of the Fund’s net capital gain to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of common shares, will generally not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax. Different tax consequences may result if (i) the non-U.S. shareholder is engaged in a trade or business in the United States (and, if an income tax treaty applies, the non-U.S. shareholder’s income or gains are attributable to a permanent establishment maintained by the shareholder in the United States), (ii) in the case of an individual that is present in the United States for 183 days or more during a taxable year and certain other conditions are met, or (iii) in the case of gain on the disposition of common shares, the Fund is or has been a “United States real property holding corporation” (“USRPHC”) at any time within the shorter of the five-year period ending on the date the common shares are sold or the period that such non-U.S. shareholder held the shares (and as long as the common shares are treated as regularly traded on an established securities market, such non-U.S. shareholder owns or owned (actually or constructively) more than five percent of the common shares at any time during the shorter of the two periods mentioned above), or (iv) in the case of distributions that are attributable to the Fund’s gain on the disposition of a “U.S. real property interest” (which may include equity securities in companies that own significant interests in U.S. real estate), the Fund is a “qualified investment entity” (generally, an entity that either is a USRPHC or would be a USRPHC but for the operation of certain exceptions to the definition thereof). The determination of whether the Fund is a USRPHC or qualified investment entity will depend on the exact nature of its assets, and no assurances can be given in that regard. Though the Fund expects that its common shares will be treated as “regularly traded” on an established securities market, no assurance can be given in this regard. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.
Subject to the discussion of FATCA below, properly designated dividends paid by the Fund to non-U.S. shareholders are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W8BEN-E or substitute form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion, if any, of the Fund’s distributions would qualify for favorable treatment as “qualified net interest income” or “qualified short-term capital gains.”

Notwithstanding the foregoing, under certain provisions of the Code referred to as “FATCA,” withholding at a rate of 30% will be required on dividends in respect of common shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity or entities through which common shares are held will affect the determination of whether such withholding is required. Similarly, withholding at a rate of 30% will be required on dividends in respect of common shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to common shareholders in respect of any amounts withheld. Non-U.S. shareholders are encouraged to consult with their tax advisors regarding the possible withholding implications of an investment in common shares.
Furthermore, if the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of common shares that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in common shares may not be appropriate for certain non-U.S. shareholders.
Backup Withholding
The Fund may be required to withhold, for U.S. federal backup withholding purposes, on all taxable distributions to any non-corporate holders of common shares who (i) do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally their social security number) or a certificate that such common shareholder is exempt from backup withholding, or (ii) with respect to whom the IRS notifies the Fund that such common shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. A non-U.S. shareholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a common shareholder may be refunded or credited against such common shareholder’s U.S. federal income tax liability, if any, provided that the required information is generally furnished to the IRS.
The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its common shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Investors are urged to consult their tax advisors regarding U.S. federal, state, local and foreign tax consequences of investing in the Fund.

SERVICE PROVIDERS
Administrator
U.S. Bank Global Fund Services, the Administrator, which is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator pursuant to a fund administration servicing agreement. Pursuant to this agreement, the Administrator provides the Fund with, among other things, compliance oversight, financial reporting oversight and tax reporting. The Fund pays the Administrator a monthly fee computed at an annual rate of 0.09% of the first $100 million of Managed Assets, 0.07% on the next $200 million of Managed Assets and 0.04% on the balance of Managed Assets, subject to a minimum annual fee of $70,000. The Fund will also pay for the Administrator’s out-of-pocket expenses. The Administrator also serves as fund accountant pursuant to a fund accounting servicing agreement.
Custodian
U.S. Bank National Association (the “Custodian”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund pursuant to the Custodian Agreement with the Fund (the “Custodian Agreement”). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.
Transfer Agent
U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, has entered into a transfer agent servicing agreement with the Fund. Under this agreement, U.S. Bank Global Fund Services serves as the Fund’s transfer agent, registrar and dividend disbursing agent.
GENERAL INFORMATION
Additional Information
The Joint Proxy Statement/Prospectus and this SAI constitute part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. The Joint Proxy Statement/Prospectus and this SAI omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund. Any statements contained in the Joint Proxy Statement/Prospectus and herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).
Principal Holders
As of the date of this SAI, to the knowledge of the Target Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Target Fund, except as follows:

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Richard Page Howard(1) c/o Boiling Point Resources LLC P.O. Box 1401 Guiltford, CT 06437	Common Shares	368,804	14.90%
Morgan Stanley(2) Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	Common Shares	177,680	7.20%
RBC Capital Markets, LLC(3) 3 World Financial Center 200 Vesey Street New York, NY 10281	Common Shares	252,873	10.20%
____________________
(1)	Based on Form 13G/A filed on February 11, 2019.
(2)	Based on Form 13G/A filed on February 12, 2020.
(3)	Based on Form 13G filed on January 10, 2020.

As of the date of this SAI, to the knowledge of the Acquiring Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Acquiring Fund, except as follows:
Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	Common Shares	843,775	12.53%
Morgan Stanley(2) Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	Common Shares	386,018	5.70%
__________________
(1)	Based on Form 13G/A filed on February 5, 2020.
(2)	Based on Form 13G/A filed on February 12, 2020.
Independent Registered Public Accounting Firm
Ernst & Young LLP, Dallas, Texas, serves as the independent registered public accounting firm of the Fund and will annually render an opinion on the financial statements of the Fund. The Fund’s audited financial statements appearing in the Fund’s annual report to shareholders for the period ended November 30, 2019, including accompanying notes thereto and the report of Ernst & Young LLP thereon, have been incorporated by reference herein in reliance on their report given on their authority as experts in accounting and auditing.
Proxy Voting Policy Procedures and Proxy Voting Records
The Fund has delegated authority to vote proxies to the Investment Adviser, subject to the supervision of the Board of Trustees. Attached hereto as Appendix A is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.
The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should call the Fund toll free at (877) 965-7386. The Fund’s most recent proxy voting record for the period ended June 30 which has been filed with the SEC is available without charge by calling the Fund toll free at (877) 965-7386.
Trustee and Officer Liability
Under the Fund’s declaration of trust, as amended, and by-laws, and under Delaware law, the Trustees, officers, employees and certain agents of the Fund are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Fund, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Fund or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

Code of Ethics
The Fund and the Investment Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act. This code permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The code of ethics is available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of this code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
FINANCIAL STATEMENTS
The financial statements of SRF for the fiscal year ended November 30, 2019 are incorporated by reference herein to SRF’s annual report filed on Form N-CSR on January 29, 2020 (Accession No. 0001398344-20-001508).
The financial statements of SRV for the fiscal year ended November 30, 2019 are incorporated by reference herein to SRV’s annual report filed on Form N-CSR on January 29, 2020 (Accession No. 0001398344-20-001511).
A copy of each Fund’s audited financial statements incorporated herein by reference will accompany the delivery of this SAI.
PRO FORMA FINANCIAL STATEMENTS
(UNAUDITED)

The unaudited pro forma information provided herein should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring, which are included in the annual reports to shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended November 30, 2019.
At a meeting held on January 30, 2020, the Boards of Trustees of the Target Fund and the Acquiring Fund approved an Agreement and Plan of Merger, subject to approval by common shareholders of both the Target Fund and the Acquiring Fund. If the proposed merger (“Merger”) is approved, the Target Fund will merge directly with and into the Acquiring Fund and in connection with the Merger, the Acquiring Fund will issue additional common shares. The outstanding common shares of the Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund.  In the Merger, shareholders of the Target Fund will receive common shares of the Acquiring Fund based on the relative net asset value of each Fund’s common shares.

The unaudited pro forma information set forth below for the twelve month period ended November 30, 2019 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at December 1, 2018.

The Merger will be accounted for as an asset acquisition of the Target Fund by the Acquiring Fund in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. The fair value of the merger consideration paid by the Acquiring Fund is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. In applying the asset acquisition method of accounting, the Acquiring Fund uses a cost approach to allocate the cost of the acquisition against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given or the fair value of the assets acquired, whichever is more clearly evident. Common shares of the Acquiring Fund will be issued at an exchange ratio based on the Acquiring Fund’s per share net asset value and the Target Fund’s per share net asset value, each as calculated on the acquisition date. The acquired assets are stated at fair value in the financial statements of each of the Target Fund and the acquired liabilities are generally short term so that their carrying values approximate fair value. Management concluded that the fair value of the assets acquired is more clearly evident and would be used to determine the value of the consideration. Consequently, no material adjustments are expected to the carrying amounts of assets and liabilities acquired.
Cushing Asset Management, LP (the “Adviser”) is the investment manager of each of the Target Fund and the Acquiring Fund.
The Target Fund pays a management fee, calculated daily and paid monthly, at an annual rate of 1.50% of the Target Fund’s average daily managed assets.  The Acquiring Fund pays a management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Acquiring Fund’s average daily managed assets. The Investment Adviser has agreed to waive a portion of the Target Fund’s and Acquiring Fund’s investment management fee in an amount equal to 0.50% and 0.25%, respectively, of each Fund’s managed assets through February 1, 2021. Thus, for the period ended November 30, 2019, each of the Target Fund and Acquiring Fund paid a management fee, net of fee waivers, at an annual rate of 1.00% of each Fund’s average daily managed assets. Post merger, the Investment Adviser has agreed to waive a portion of the Acquiring Fund’s investment management fee in an amount equal to 0.25% of the Acquiring Fund’s Managed Assets for a period of one year from the date of the Proxy Statement/Prospectus.

The Target Fund and Acquiring Fund have the same transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each Fund.
The Target Fund and the Acquiring Fund were both incorporated in Delaware and are both registered as non-diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).
As of November 30, 2019, the net assets of the Target Fund were $16,837,872 and the net assets of the Acquiring Fund were $69,717,658. The net assets of the combined fund as of November 30, 2019 would have been $86,127,435.
As of November 30, 2019, the common shares outstanding of the Target Fund were 2,474,989 and the common shares outstanding of the Acquiring Fund were 6,734,302. The adjustment to the shares outstanding of the combined fund as of November 30, 2019 would have been (848,141) and total shares outstanding would have been 8,361,150.
On a pro forma basis for the twelve-month period ended November 30, 2019, the proposed Merger would have resulted in the following approximate increases/(decreases) to expenses charged:
	Increase/(Decrease)
Expense Category	Dollar Amount	Percentage
Adviser Fees(1)	$(61,790)	(0.07)%
Professional fees(1)	(76,400)	(0.09)
Administrator fees(1)	(69,441)	(0.08)
Trustees’ fees(1)	(39,119)	(0.05)
Reports to stockholders(1)	(32,723)	(0.04)
Registration fees(1)	(29,166)	(0.03)
Transfer agent fees(1)	(18,136)	(0.02)
Fund accounting fees	1,210	0.00 (2)
Total pro forma expense adjustment before expense waiver	(325,565)	(0.38)
Expense waiver adjustment	62,797	0.07
Total pro forma expense adjustment after expense waiver	$(262,768)	(0.31)%
(1) Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(2) Rounds to less than 0.01%
On a pro forma basis for the twelve-month period ended November 30, 2019, the proposed Merger will have a total decrease of $262,768 on the operating expenses. This reduction is due to expected synergies of the Merger.
No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed Merger. The Acquiring Fund will be the accounting survivor in connection with the Merger.

Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
No material portfolio turnover is expected as a result of the proposed Merger.
The Merger will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is generally recognized by the Target Fund by reason of the Merger.

2.
No gain or loss is recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the Merger. Target Fund shareholders may, however, recognize gain or loss with respect to any cash those shareholders receive pursuant to the Merger in lieu of fractional shares.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.
The results of operations of the Acquiring Fund for pre-combination periods will not be restated.
Management has analyzed the Funds’ tax positions taken or expected to be taken on income tax returns for all open tax years and has concluded that as of November 30, 2019, no provision for income tax is required in each of the Target Fund’s and the Acquiring Fund’s financial statements. Each of the Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Capital loss carryovers are favorable tax assets that can be used by a Fund to offset gains in future taxable periods. As of November 30, 2019, the Target Fund and the Acquiring Fund had the following estimated capital loss carryovers for federal income tax purposes. These amounts are estimates and subject to change.

	Target Fund			Acquiring Fund
	Amount of Carryover	Fiscal Year of Expiration Prior to Merger		Amount of Carryover	Fiscal Year of Expiration Prior to Merger
Capital Loss Carryover:	89,036,198	11/30/2020	Capital Loss Carryover:	49,423,179	11/30/2020
	39,588,381	11/30/2021		35,612,716	11/30/2021
				2,137,180	11/30/2022
	3,090,987	Unlimited		15,325,851	Unlimited

Total	$131,715,566			$102,498,926

Regardless of whether the Merger is completed, the costs associated with the proposed Merger, including the costs associated with the Meeting, will be borne by the Funds. Each Fund will bear costs incurred in connection with the Merger. The costs incurred in connection with the Merger include, but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, costs incurred in connection with the preparation of the Merger Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Merger, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar costs incurred in connection with the Merger.

Costs specific to one of the Funds are borne by such Fund as incurred. With respect to any costs incurred in connection with the Merger that are not attributable to a specific Fund, such costs will be allocated in proportion to each Fund’s estimated expense savings, based on the reduction in Total Expense Ratio (excluding interest expense and after giving effect to fee waivers) on a pro forma basis for the 12-month period ended November 30, 2019. The total costs of the Merger is estimated to be approximately $428,095, of which approximately $137,760 would be borne by the Target Fund (approximately $0.06 per common share of the Target Fund) and approximately $290,335 would be borne by the Acquiring Fund (approximately $0.04 per common share of the Acquiring Fund).

APPENDIX A
PROXY VOTING POLICY AND PROCEDURES
Cushing® Asset Management, L.P. (the “Investment Manager”) serves as the investment adviser and general partner, respectively, of certain the investment accounts and pooled investment (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager is sometimes delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.
Purpose
The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted in accordance with the best interest of that Client. The Policy establishes a mechanism to (i) ensure the voting determination is made based upon accurate and complete information, and (ii) address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how records of proxy votes are maintained and verified and how Clients may obtain information on how proxies have been voted related to the securities held in their accounts.
Determination of Vote
The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with each Client’s applicable investment objective and strategies as set forth in the relevant investment management documents. Where multiple Clients are involved in a proxy voting decision, the Investment Manager shall consider whether it should have different voting recommendations for certain Clients, depending upon their unique investment objectives and strategies.
The major proxy-related issues generally fall within six categories: corporate governance, takeover defenses, compensation plans, capital structure, social responsibility and environmental protection. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices. In evaluating environmental and social responsibility proxy questions, the Investment Manager will consider current and expected industry practices, with a bias towards enhancing the long-term value of the investment.
There may be occasions where the Investment Manager determines that it is in the best interest of its Clients to refrain from voting a proxy including, for example, (i) the case where the Investment Manager determines that the cost to the Client of voting the proxy exceeds the expected benefit to the Client, or (ii) the case where the Investment Manager has a short planned time period for holding the security and does not anticipate holding the security on the date of the relevant vote. Under such circumstances, the Investment Manager shall document its decision not to vote the proxy, including a description of why such determination is in the best interest of each affected Client.
Resolution of any Conflicts of Interest
If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client, the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest and was not the product of the conflict.
Records
The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

On at least an annual basis, the Investment Manager shall conduct a review of its proxy votes on behalf of Clients to determine whether the Investment Manager’s voting determinations were consistent with the Policy.
Questions and Requests
This document is a summary of the Investment Manager’s  proxy voting process.  Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes.  Any questions or requests should be directed to Barry Greenberg at:    300 Crescent Court, Suite 1700, Dallas, TX 75201, Telephone: (214) 692-6334; Facsimile: (214) 219-2353.

Amended as of:  December 17, 2019

PART C: OTHER INFORMATION
ITEM 15. Indemnification
Reference is made to Article IV, Sections 2 through 7, of the Registrant’s Agreement and Declaration of Trust, as amended, a copy of which was filed as an exhibit to the Registrant’s Form 8-K filed on May 16, 2011, and which is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund’s Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 16. Exhibits

Exhibit No.	Description of Exhibit
(1) (a)	Second Amended and Restated Agreement and Declaration of Trust(b)
(b)	Amendment to the Second Amended and Restated Agreement and Declaration of Trust(c)
(2) (a)	Amended and Restated Bylaws of the Registrant(c)
(b)	Amendment to the Amended and Restated Bylaws of the Registrant(c)
(3)	Not applicable
(4)	Form of Agreement and Plan of Merger is filed as Appendix B to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement
(5)	Not applicable
(6)	Investment Management Agreement between the Registrant and Cushing® Asset Management, LP(a)
(7)	Not applicable
(8)	Not applicable
(9)	Custody Agreement(a)
(10)	Not applicable
(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP*
(12)	Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP**
(13)(a)(i)	Transfer Agent Servicing Agreement(c)
(ii)	Amendment to Transfer Agent Servicing Agreement(c)
(b)	Fund Administration Agreement(a)
(c)	Fund Accounting Servicing Agreement(a)
(d)	Lending Services Agreement(c)
(e)	Special Custody and Pledge Agreement(c)
(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant and The Cushing® Energy Income Fund*
(15)	Not applicable
(16)	Power of Attorney(d)
(17)(a)	Form of Proxy Card for Registrant*
(b)	Form of Proxy Card for The Cushing® Energy Income Fund*

*	Filed herewith.
**	To be filed by post-effective amendment.
(a)
Incorporated by reference to the Registrant’s Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (Securities Act File No. 333- 143305 and Investment Company Act File No. 811-22072), on Form N-2, filed on August 23, 2007.

(b)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Form 8-K filed on May 16, 2011.
(c)
Incorporated by reference to the Registrant’s Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (Securities Act File No. 333- 225523 and Investment Company Act File No. 811-22072), on Form N-2, filed on June 8, 2018.

(d)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 under the Securities Act of 1933, as amended (Securities Act File No. 333-236206), ﬁled on January 31, 2020.
ITEM 17. Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Merger within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on the 2nd day of March, 2020.
THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND

By:	/s/ Jerry V. Swank
Name:	Jerry V. Swank
Title:	Trustee, Chairman of the Board and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 2nd day of March, 2020.

NAME	TITLE

Principal Executive Officer:
/s/ Jerry V. Swank	Trustee, Chairman of the Board and Chief Executive Officer
Jerry V. Swank

Principal Financial Officer and Principal Accounting Officer:

/s/ John H. Alban	Chief Financial Officer and Treasurer
John H. Alban

*	Trustee
Brian R. Bruce

*	Trustee
Brenda A. Cline

*	Trustee
Ronald P. Trout

* By:	/s/ Barry Y. Greenberg
Barry Y. Greenberg
As Attorney-In-Fact, Pursuant to a Power of Attorney incorporated herein by reference
March 2, 2020

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP
(14)	Consent of the Independent Registered Public Accounting Firm for the Registrant and The Cushing® Energy Income Fund
(17)(a)	Form of Proxy Card for Registrant
(17)(b)	Form of Proxy Card for The Cushing® Energy Income Fund